UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-1352

Fidelity Devonshire Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Equity-Income Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	17.57%	12.00%	6.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Equity-Income Fund.

Period Ending Values
$19,119	Fidelity® Equity-Income Fund
$21,622	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Lead Portfolio Manager Ramona Persaud:  For the fiscal year, the fund’s share classes gained about 18%, outpacing the 16.65% advance of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection in the financials sector helped most, followed by positioning in real estate and picks in telecommunication services and industrials. The biggest individual contributors included banking firms JPMorgan Chase (+40%) – the fund’s largest holding – and Wells Fargo (+20%), also a sizable position. Both stocks outperformed on expectations that business-friendly policies forwarded by the Trump administration would lead to higher interest rates and, therefore, stronger profits for banks. A non-benchmark stake in diversified financials firm KKR also helped. Conversely, security selection in health care notably detracted, as did the fund's stake in cash of about 6%, on average. Avoiding benchmark components Berkshire Hathaway (+31%), an insurance-focused conglomerate, and banking giant Citigroup (+43%) were the biggest individual detractors. Lastly, the fund's foreign holdings also detracted overall, despite the tailwind of a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2018, Ramona Persaud became Lead Portfolio Manager of the fund, after having served as a Co-Manager since 2011. Ramona succeeded Jim Morrow, who, after nearly 20 years at Fidelity, retired at the end of 2017.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	5.1
Wells Fargo & Co.	4.3
Cisco Systems, Inc.	3.5
Johnson & Johnson	3.2
Bank of America Corp.	2.9
Verizon Communications, Inc.	2.8
Chubb Ltd.	2.7
Comcast Corp. Class A	2.4
Exelon Corp.	2.3
The Blackstone Group LP	2.3
31.5

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	26.1
Information Technology	11.7
Energy	11.3
Consumer Staples	11.2
Health Care	9.6

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks	96.8%
Bonds	0.1%
Convertible Securities	0.2%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 14.5%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.7%
General Motors Co.	1,264,300	$53,619
Hotels, Restaurants & Leisure - 2.3%
Bluegreen Vacations Corp.	376,913	7,158
Carnival Corp.	219,600	15,726
Cedar Fair LP (depositary unit)	48,040	3,257
Compass Group PLC	355,300	7,479
Dunkin' Brands Group, Inc.	991,900	64,126
McDonald's Corp.	198,400	33,954
Wyndham Worldwide Corp.	328,500	40,777
		172,477
Media - 3.0%
Comcast Corp. Class A	4,233,588	180,054
Interpublic Group of Companies, Inc.	528,900	11,578
Omnicom Group, Inc.	251,800	19,300
Twenty-First Century Fox, Inc. Class A	410,800	15,159
		226,091
Multiline Retail - 0.3%
Macy's, Inc.	861,100	22,346
Specialty Retail - 1.1%
Home Depot, Inc.	118,700	23,847
L Brands, Inc.	250,000	12,523
Lowe's Companies, Inc.	215,200	22,538
TJX Companies, Inc.	285,300	22,915
		81,823

TOTAL CONSUMER DISCRETIONARY		556,356

CONSUMER STAPLES - 11.2%
Beverages - 1.3%
Dr. Pepper Snapple Group, Inc.	400,400	47,788
Molson Coors Brewing Co. Class B	623,595	52,394
		100,182
Food & Staples Retailing - 2.8%
CVS Health Corp.	1,017,900	80,099
Sysco Corp.	424,700	26,701
Walmart, Inc.	993,991	105,959
		212,759
Food Products - 2.1%
Hilton Food Group PLC	1,607,663	19,402
Mondelez International, Inc.	705,800	31,338
Morinaga & Co. Ltd.	230,400	11,975
Nestle SA (Reg. S)	243,843	21,064
The Hain Celestial Group, Inc. (a)	264,500	10,088
The J.M. Smucker Co.	208,800	26,495
The Kraft Heinz Co.	448,900	35,189
		155,551
Household Products - 1.9%
Essity AB Class B	300,000	8,985
Kimberly-Clark Corp.	288,400	33,743
Procter & Gamble Co.	1,188,997	102,658
		145,386
Personal Products - 0.6%
Unilever NV (Certificaten Van Aandelen) (Bearer)	739,500	42,686
Tobacco - 2.5%
Altria Group, Inc.	1,057,400	74,378
British American Tobacco PLC:
(United Kingdom)	962,200	65,763
sponsored ADR	346,393	23,589
Imperial Tobacco Group PLC	547,867	22,547
		186,277

TOTAL CONSUMER STAPLES		842,841

ENERGY - 11.0%
Energy Equipment & Services - 0.5%
Schlumberger Ltd.	502,600	36,981
Oil, Gas & Consumable Fuels - 10.5%
BP PLC	3,194,400	22,790
Chevron Corp.	1,248,472	156,496
ConocoPhillips Co.	1,422,100	83,634
Enterprise Products Partners LP	1,798,200	49,666
Imperial Oil Ltd.	1,184,900	37,252
Kinder Morgan, Inc.	2,534,200	45,565
Phillips 66 Co.	358,900	36,751
Suncor Energy, Inc.	2,161,100	78,292
The Williams Companies, Inc.	4,813,443	151,094
Williams Partners LP	3,096,269	129,734
		791,274

TOTAL ENERGY		828,255

FINANCIALS - 26.1%
Banks - 15.1%
Bank of America Corp.	6,842,300	218,954
JPMorgan Chase & Co.	3,291,882	380,768
KeyCorp	1,130,116	24,184
Lakeland Financial Corp.	177,600	8,537
Regions Financial Corp.	980,500	18,855
SunTrust Banks, Inc.	1,021,500	72,220
U.S. Bancorp	1,486,922	84,963
Wells Fargo & Co.	4,980,950	327,647
		1,136,128
Capital Markets - 5.3%
KKR & Co. LP	7,017,565	168,983
State Street Corp.	465,499	51,284
The Blackstone Group LP	4,687,532	171,329
TPG Specialty Lending, Inc.	372,293	7,152
		398,748
Consumer Finance - 1.0%
Capital One Financial Corp.	465,900	48,435
Discover Financial Services	384,400	30,675
		79,110
Insurance - 4.1%
Chubb Ltd.	1,279,700	199,825
MetLife, Inc.	1,792,938	86,187
The Travelers Companies, Inc.	172,001	25,786
		311,798
Mortgage Real Estate Investment Trusts - 0.1%
KKR Real Estate Finance Trust, Inc.	400,666	7,793
Thrifts & Mortgage Finance - 0.5%
Radian Group, Inc.	1,744,634	38,504

TOTAL FINANCIALS		1,972,081

HEALTH CARE - 9.4%
Biotechnology - 1.7%
Amgen, Inc.	674,100	125,416
Health Care Equipment & Supplies - 1.0%
Becton, Dickinson & Co.	242,500	58,913
Koninklijke Philips Electronics NV	478,200	19,491
		78,404
Health Care Providers & Services - 0.5%
HealthSouth Corp.	3	0
UnitedHealth Group, Inc.	173,500	41,081
		41,081
Pharmaceuticals - 6.2%
AstraZeneca PLC (United Kingdom)	654,987	45,465
Bristol-Myers Squibb Co.	280,800	17,578
GlaxoSmithKline PLC	2,521,300	46,932
Johnson & Johnson	1,761,948	243,484
Merck & Co., Inc.	524,900	31,100
Roche Holding AG (participation certificate)	153,858	38,014
Sanofi SA	491,691	43,393
		465,966

TOTAL HEALTH CARE		710,867

INDUSTRIALS - 6.9%
Aerospace & Defense - 2.7%
General Dynamics Corp.	246,500	54,841
Raytheon Co.	205,700	42,979
United Technologies Corp.	765,920	105,705
		203,525
Air Freight & Logistics - 1.2%
Deutsche Post AG	484,320	22,892
United Parcel Service, Inc. Class B	553,373	70,455
		93,347
Airlines - 0.2%
Delta Air Lines, Inc.	251,800	14,295
Building Products - 0.3%
Johnson Controls International PLC	484,000	18,939
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	772,600	42,138
Waste Connection, Inc. (Canada)	180,045	12,940
		55,078
Electrical Equipment - 0.6%
AMETEK, Inc.	124,600	9,507
Eaton Corp. PLC	317,400	26,652
Regal Beloit Corp.	150,500	11,724
		47,883
Industrial Conglomerates - 0.7%
General Electric Co.	862,155	13,941
Roper Technologies, Inc.	142,400	39,956
		53,897
Machinery - 0.3%
Allison Transmission Holdings, Inc.	412,000	18,227
Road & Rail - 0.2%
CSX Corp.	262,900	14,925

TOTAL INDUSTRIALS		520,116

INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 3.5%
Cisco Systems, Inc.	6,358,286	264,123
Electronic Equipment & Components - 0.9%
ADT, Inc. (a)	498,800	6,225
Dell Technologies, Inc. (a)	333,303	23,898
TE Connectivity Ltd.	340,132	34,874
		64,997
IT Services - 1.2%
First Data Corp. Class A (a)	2,648,836	46,884
Paychex, Inc.	623,357	42,544
		89,428
Semiconductors & Semiconductor Equipment - 3.3%
Intel Corp.	839,200	40,399
Qualcomm, Inc.	2,442,716	166,715
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	807,800	36,601
United Microelectronics Corp.	16,838,000	8,208
		251,923
Software - 2.2%
Micro Focus International PLC	1,738,410	53,068
Microsoft Corp.	1,183,516	112,446
		165,514
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	234,800	39,313

TOTAL INFORMATION TECHNOLOGY		875,298

MATERIALS - 3.6%
Chemicals - 2.6%
DowDuPont, Inc.	1,253,800	94,762
LyondellBasell Industries NV Class A	522,600	62,628
Monsanto Co.	181,000	22,046
Nutrien Ltd. (a)	305,000	15,957
		195,393
Containers & Packaging - 1.0%
Ball Corp.	250,000	9,570
WestRock Co.	1,025,800	68,349
		77,919

TOTAL MATERIALS		273,312

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	342,600	50,602
Public Storage	132,300	25,899
Spirit Realty Capital, Inc.	279,700	2,285
		78,786
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	3,115,489	116,675
Verizon Communications, Inc.	3,943,360	213,217
		329,892
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	27,043	1,760
Vodafone Group PLC sponsored ADR	111,900	3,605
		5,365

TOTAL TELECOMMUNICATION SERVICES		335,257

UTILITIES - 4.1%
Electric Utilities - 3.5%
Exelon Corp.	4,462,000	171,832
PPL Corp.	2,109,900	67,243
Xcel Energy, Inc.	592,800	27,055
		266,130
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	861,700	24,283
Public Service Enterprise Group, Inc.	410,100	21,272
		45,555

TOTAL UTILITIES		311,685

TOTAL COMMON STOCKS
(Cost $5,205,479)		7,304,854

Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. Series A, 6.125%	30,800	1,932
Pharmaceuticals - 0.0%
Allergan PLC 5.50%	2,150	1,393

TOTAL HEALTH CARE		3,325

REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Tower Corp. 5.50%	9,600	1,240
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00%	19,200	1,591
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $5,978)		6,156
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.2%
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
DISH Network Corp. 3.375% 8/15/26	2,430	2,580
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Chesapeake Energy Corp. 5.5% 9/15/26	640	585
Scorpio Tankers, Inc. 2.375% 7/1/19 (b)	2,595	2,371
		2,956
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.0%
Yahoo!, Inc. 0% 12/1/18	1,260	1,896
IT Services - 0.0%
Square, Inc. 0.375% 3/1/22 (b)	350	734
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 3.25% 8/1/39	210	482
Microchip Technology, Inc. 1.625% 2/15/25	140	256
Micron Technology, Inc. 3% 11/15/43	620	945
ON Semiconductor Corp. 1.625% 10/15/23 (b)	510	697
		2,380
TOTAL INFORMATION TECHNOLOGY		5,010

TOTAL CONVERTIBLE BONDS		10,546

Nonconvertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Laureate Education, Inc. 8.25% 5/1/25 (b)	1,100	1,180
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)	134	148
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc. 5.875% 5/15/23 (b)	2,715	2,452

TOTAL NONCONVERTIBLE BONDS		3,780

TOTAL CORPORATE BONDS
(Cost $14,105)		14,326
	Shares	Value (000s)

Other - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $22,679)	22,678,929	21,091

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 1.39% (f)
(Cost $198,222)	198,182,222	198,222
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,446,463)		7,544,649
NET OTHER ASSETS (LIABILITIES) - 0.0%		(183)
NET ASSETS - 100%		$7,544,466

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,582,000 or 0.1% of net assets.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,091,000 or 0.3% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$22,679

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,458
Fidelity Securities Lending Cash Central Fund	416
Total	$2,874

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$556,356	$556,356	$--	$--
Consumer Staples	842,841	701,353	141,488	--
Energy	828,255	805,465	22,790	--
Financials	1,972,081	1,972,081	--	--
Health Care	714,192	517,572	196,620	--
Industrials	520,116	520,116	--	--
Information Technology	875,298	867,090	8,208	--
Materials	273,312	273,312	--	--
Real Estate	80,026	78,786	1,240	--
Telecommunication Services	335,257	335,257	--	--
Utilities	313,276	311,685	1,591	--
Corporate Bonds	14,326	--	14,326	--
Other	21,091	--	--	21,091
Money Market Funds	198,222	198,222	--	--
Total Investments in Securities:	$7,544,649	$7,137,295	$386,263	$21,091

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.5%
Switzerland	4.0%
United Kingdom	3.8%
Canada	2.0%
Netherlands	1.6%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,248,241)	$7,346,427
Fidelity Central Funds (cost $198,222)	198,222
Total Investment in Securities (cost $5,446,463)		$7,544,649
Cash		1
Restricted cash		280
Receivable for investments sold		3,730
Receivable for fund shares sold		2,091
Dividends receivable		9,712
Interest receivable		138
Distributions receivable from Fidelity Central Funds		254
Prepaid expenses		11
Other receivables		1,283
Total assets		7,562,149
Liabilities
Payable for investments purchased	$8,698
Payable for fund shares redeemed	4,217
Accrued management fee	2,765
Other affiliated payables	842
Other payables and accrued expenses	1,161
Total liabilities		17,683
Net Assets		$7,544,466
Net Assets consist of:
Paid in capital		$5,326,674
Distributions in excess of net investment income		(31,666)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		151,254
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,098,204
Net Assets		$7,544,466
Equity-Income:
Net Asset Value, offering price and redemption price per share ($5,921,488 ÷ 93,324 shares)		$63.45
Class K:
Net Asset Value, offering price and redemption price per share ($1,622,978 ÷ 25,594 shares)		$63.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2018
Investment Income
Dividends		$215,730
Interest		1,359
Income from Fidelity Central Funds		2,874
Total income		219,963
Expenses
Management fee	$35,037
Transfer agent fees	9,825
Accounting and security lending fees	1,206
Custodian fees and expenses	145
Independent trustees' fees and expenses	50
Registration fees	88
Audit	92
Legal	32
Interest	8
Miscellaneous	67
Total expenses before reductions	46,550
Expense reductions	(348)	46,202
Net investment income (loss)		173,761
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	451,873
Fidelity Central Funds	57
Foreign currency transactions	266
Futures contracts	(993)
Written options	8,984
Total net realized gain (loss)		460,187
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	609,567
Fidelity Central Funds	(59)
Assets and liabilities in foreign currencies	75
Written options	273
Total change in net unrealized appreciation (depreciation)		609,856
Net gain (loss)		1,070,043
Net increase (decrease) in net assets resulting from operations		$1,243,804

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$173,761	$184,281
Net realized gain (loss)	460,187	140,772
Change in net unrealized appreciation (depreciation)	609,856	1,412,050
Net increase (decrease) in net assets resulting from operations	1,243,804	1,737,103
Distributions to shareholders from net investment income	(153,045)	(204,416)
Distributions to shareholders from net realized gain	(355,004)	(163,868)
Total distributions	(508,049)	(368,284)
Share transactions - net increase (decrease)	(1,668,136)	(289,881)
Total increase (decrease) in net assets	(932,381)	1,078,938
Net Assets
Beginning of period	8,476,847	7,397,909
End of period	$7,544,466	$8,476,847
Other Information
Distributions in excess of net investment income end of period	$(31,666)	$(52,348)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$57.76	$48.57	$57.26	$56.69	$49.72
Income from Investment Operations
Net investment income (loss)A	1.30	1.22	1.43	2.00B	1.26
Net realized and unrealized gain (loss)	8.52	10.43	(3.91)C	2.87	6.99
Total from investment operations	9.82	11.65	(2.48)	4.87	8.25
Distributions from net investment income	(1.20)D	(1.36)	(1.71)D	(1.60)	(1.28)
Distributions from net realized gain	(2.93)D	(1.10)	(4.51)D	(2.70)	–
Total distributions	(4.13)	(2.46)	(6.21)E	(4.30)	(1.28)
Net asset value, end of period	$63.45	$57.76	$48.57	$57.26	$56.69
Total ReturnF	17.57%	24.42%	(4.89)%C	8.53%	16.72%
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.63%	.64%	.63%	.64%
Expenses net of fee waivers, if any	.61%	.63%	.64%	.63%	.64%
Expenses net of all reductions	.61%	.62%	.63%	.63%	.64%
Net investment income (loss)	2.18%	2.27%	2.55%	3.30%B	2.30%
Supplemental Data
Net assets, end of period (in millions)	$5,921	$6,686	$5,752	$6,686	$6,842
Portfolio turnover rateI	33%	36%	46%J	40%	43%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.12)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.21 per share is comprised of distributions from net investment income of $1.709 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity-Income Fund Class K

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$57.73	$48.55	$57.25	$56.67	$49.70
Income from Investment Operations
Net investment income (loss)A	1.36	1.28	1.50	2.07B	1.33
Net realized and unrealized gain (loss)	8.51	10.42	(3.92)C	2.88	6.99
Total from investment operations	9.87	11.70	(2.42)	4.95	8.32
Distributions from net investment income	(1.26)D	(1.42)	(1.78)D	(1.67)	(1.35)
Distributions from net realized gain	(2.93)D	(1.10)	(4.51)D	(2.70)	–
Total distributions	(4.19)	(2.52)	(6.28)E	(4.37)	(1.35)
Net asset value, end of period	$63.41	$57.73	$48.55	$57.25	$56.67
Total ReturnF	17.68%	24.56%	(4.78)%C	8.68%	16.87%
Ratios to Average Net AssetsG,H
Expenses before reductions	.51%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.51%	.51%	.51%	.51%	.52%
Net investment income (loss)	2.28%	2.39%	2.67%	3.41%B	2.42%
Supplemental Data
Net assets, end of period (in millions)	$1,623	$1,791	$1,646	$2,272	$2,480
Portfolio turnover rateI	33%	36%	46%J	40%	43%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.01)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.28 per share is comprised of distributions from net investment income of $1.777 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, partnerships, deferred trustees compensation, equity-debt classifications, certain conversion ratio adjustments and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,194,176
Gross unrealized depreciation	(96,828)
Net unrealized appreciation (depreciation)	$2,097,348
Tax Cost	$5,447,301

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,329
Undistributed long-term capital gain	$140,916
Net unrealized appreciation (depreciation) on securities and other investments	$2,058,629

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Ordinary Income	$195,385	$ 220,676
Long-term Capital Gains	312,664	147,608
Total	$508,049	$ 368,284

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $21,371 in this Subsidiary, representing .28% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,520,722 and $4,245,860, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$8,981.15
Class K	844.05
	$9,825

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $99 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$68,549	1.10%	$8

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $416, including $53 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $271 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $75.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
From net investment income
Equity-Income	$116,026	$158,629
Class K	37,019	45,787
Total	$153,045	$204,416
From net realized gain
Equity-Income	$278,349	$127,710
Class K	76,655	36,158
Total	$355,004	$163,868

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Equity-Income
Shares sold	9,765	12,430	$585,205	$670,860
Reinvestment of distributions	6,203	5,024	370,841	271,182
Shares redeemed	(38,402)	(20,110)	(2,288,604)	(1,087,701)
Net increase (decrease)	(22,434)	(2,656)	$(1,332,558)	$(145,659)
Class K
Shares sold	7,660	9,202	$451,462	$506,412
Reinvestment of distributions	1,902	1,517	113,674	81,945
Shares redeemed	(14,995)	(13,599)	(900,714)	(732,579)
Net increase (decrease)	(5,433)	(2,880)	$(335,578)	$(144,222)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity® Equity-Income Fund (one of the funds constituting the Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Equity-Income	.60%
Actual		$1,000.00	$1,113.10	$3.20
Hypothetical-C		$1,000.00	$1,022.18	$3.06
Class K	.51%
Actual		$1,000.00	$1,113.70	$2.72
Hypothetical-C		$1,000.00	$1,022.63	$2.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Equity-Income Fund
Equity Income	03/12/18	03/09/18	$1.289
Class K	03/12/18	03/09/18	$1.289

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $406,675,746, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.18% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity Income designates 32%, 93%, 93%, 93% and 93%; Class K designates 31%, 88%, 88%, 89% and 90%; of the dividends distributed in March, April, July, October and December 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Equity Income designates 35%, 100%, 100%, 100% and 100%; Class K designates 35%, 100%, 100%, 100% and 100%; of the dividends distributed in March, April, July, October and December 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EQU-ANN-0318
1.471443.121

Fidelity® Equity-Income Fund Class K Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	17.68%	12.13%	6.84%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$19,382	Fidelity® Equity-Income Fund - Class K
$21,622	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Lead Portfolio Manager Ramona Persaud:  For the fiscal year, the fund’s share classes gained about 18%, outpacing the 16.65% advance of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection in the financials sector helped most, followed by positioning in real estate and picks in telecommunication services and industrials. The biggest individual contributors included banking firms JPMorgan Chase (+40%) – the fund’s largest holding – and Wells Fargo (+20%), also a sizable position. Both stocks outperformed on expectations that business-friendly policies forwarded by the Trump administration would lead to higher interest rates and, therefore, stronger profits for banks. A non-benchmark stake in diversified financials firm KKR also helped. Conversely, security selection in health care notably detracted, as did the fund's stake in cash of about 6%, on average. Avoiding benchmark components Berkshire Hathaway (+31%), an insurance-focused conglomerate, and banking giant Citigroup (+43%) were the biggest individual detractors. Lastly, the fund's foreign holdings also detracted overall, despite the tailwind of a weaker U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2018, Ramona Persaud became Lead Portfolio Manager of the fund, after having served as a Co-Manager since 2011. Ramona succeeded Jim Morrow, who, after nearly 20 years at Fidelity, retired at the end of 2017.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	5.1
Wells Fargo & Co.	4.3
Cisco Systems, Inc.	3.5
Johnson & Johnson	3.2
Bank of America Corp.	2.9
Verizon Communications, Inc.	2.8
Chubb Ltd.	2.7
Comcast Corp. Class A	2.4
Exelon Corp.	2.3
The Blackstone Group LP	2.3
31.5

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	26.1
Information Technology	11.7
Energy	11.3
Consumer Staples	11.2
Health Care	9.6

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks	96.8%
Bonds	0.1%
Convertible Securities	0.2%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 14.5%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.4%
Automobiles - 0.7%
General Motors Co.	1,264,300	$53,619
Hotels, Restaurants & Leisure - 2.3%
Bluegreen Vacations Corp.	376,913	7,158
Carnival Corp.	219,600	15,726
Cedar Fair LP (depositary unit)	48,040	3,257
Compass Group PLC	355,300	7,479
Dunkin' Brands Group, Inc.	991,900	64,126
McDonald's Corp.	198,400	33,954
Wyndham Worldwide Corp.	328,500	40,777
		172,477
Media - 3.0%
Comcast Corp. Class A	4,233,588	180,054
Interpublic Group of Companies, Inc.	528,900	11,578
Omnicom Group, Inc.	251,800	19,300
Twenty-First Century Fox, Inc. Class A	410,800	15,159
		226,091
Multiline Retail - 0.3%
Macy's, Inc.	861,100	22,346
Specialty Retail - 1.1%
Home Depot, Inc.	118,700	23,847
L Brands, Inc.	250,000	12,523
Lowe's Companies, Inc.	215,200	22,538
TJX Companies, Inc.	285,300	22,915
		81,823

TOTAL CONSUMER DISCRETIONARY		556,356

CONSUMER STAPLES - 11.2%
Beverages - 1.3%
Dr. Pepper Snapple Group, Inc.	400,400	47,788
Molson Coors Brewing Co. Class B	623,595	52,394
		100,182
Food & Staples Retailing - 2.8%
CVS Health Corp.	1,017,900	80,099
Sysco Corp.	424,700	26,701
Walmart, Inc.	993,991	105,959
		212,759
Food Products - 2.1%
Hilton Food Group PLC	1,607,663	19,402
Mondelez International, Inc.	705,800	31,338
Morinaga & Co. Ltd.	230,400	11,975
Nestle SA (Reg. S)	243,843	21,064
The Hain Celestial Group, Inc. (a)	264,500	10,088
The J.M. Smucker Co.	208,800	26,495
The Kraft Heinz Co.	448,900	35,189
		155,551
Household Products - 1.9%
Essity AB Class B	300,000	8,985
Kimberly-Clark Corp.	288,400	33,743
Procter & Gamble Co.	1,188,997	102,658
		145,386
Personal Products - 0.6%
Unilever NV (Certificaten Van Aandelen) (Bearer)	739,500	42,686
Tobacco - 2.5%
Altria Group, Inc.	1,057,400	74,378
British American Tobacco PLC:
(United Kingdom)	962,200	65,763
sponsored ADR	346,393	23,589
Imperial Tobacco Group PLC	547,867	22,547
		186,277

TOTAL CONSUMER STAPLES		842,841

ENERGY - 11.0%
Energy Equipment & Services - 0.5%
Schlumberger Ltd.	502,600	36,981
Oil, Gas & Consumable Fuels - 10.5%
BP PLC	3,194,400	22,790
Chevron Corp.	1,248,472	156,496
ConocoPhillips Co.	1,422,100	83,634
Enterprise Products Partners LP	1,798,200	49,666
Imperial Oil Ltd.	1,184,900	37,252
Kinder Morgan, Inc.	2,534,200	45,565
Phillips 66 Co.	358,900	36,751
Suncor Energy, Inc.	2,161,100	78,292
The Williams Companies, Inc.	4,813,443	151,094
Williams Partners LP	3,096,269	129,734
		791,274

TOTAL ENERGY		828,255

FINANCIALS - 26.1%
Banks - 15.1%
Bank of America Corp.	6,842,300	218,954
JPMorgan Chase & Co.	3,291,882	380,768
KeyCorp	1,130,116	24,184
Lakeland Financial Corp.	177,600	8,537
Regions Financial Corp.	980,500	18,855
SunTrust Banks, Inc.	1,021,500	72,220
U.S. Bancorp	1,486,922	84,963
Wells Fargo & Co.	4,980,950	327,647
		1,136,128
Capital Markets - 5.3%
KKR & Co. LP	7,017,565	168,983
State Street Corp.	465,499	51,284
The Blackstone Group LP	4,687,532	171,329
TPG Specialty Lending, Inc.	372,293	7,152
		398,748
Consumer Finance - 1.0%
Capital One Financial Corp.	465,900	48,435
Discover Financial Services	384,400	30,675
		79,110
Insurance - 4.1%
Chubb Ltd.	1,279,700	199,825
MetLife, Inc.	1,792,938	86,187
The Travelers Companies, Inc.	172,001	25,786
		311,798
Mortgage Real Estate Investment Trusts - 0.1%
KKR Real Estate Finance Trust, Inc.	400,666	7,793
Thrifts & Mortgage Finance - 0.5%
Radian Group, Inc.	1,744,634	38,504

TOTAL FINANCIALS		1,972,081

HEALTH CARE - 9.4%
Biotechnology - 1.7%
Amgen, Inc.	674,100	125,416
Health Care Equipment & Supplies - 1.0%
Becton, Dickinson & Co.	242,500	58,913
Koninklijke Philips Electronics NV	478,200	19,491
		78,404
Health Care Providers & Services - 0.5%
HealthSouth Corp.	3	0
UnitedHealth Group, Inc.	173,500	41,081
		41,081
Pharmaceuticals - 6.2%
AstraZeneca PLC (United Kingdom)	654,987	45,465
Bristol-Myers Squibb Co.	280,800	17,578
GlaxoSmithKline PLC	2,521,300	46,932
Johnson & Johnson	1,761,948	243,484
Merck & Co., Inc.	524,900	31,100
Roche Holding AG (participation certificate)	153,858	38,014
Sanofi SA	491,691	43,393
		465,966

TOTAL HEALTH CARE		710,867

INDUSTRIALS - 6.9%
Aerospace & Defense - 2.7%
General Dynamics Corp.	246,500	54,841
Raytheon Co.	205,700	42,979
United Technologies Corp.	765,920	105,705
		203,525
Air Freight & Logistics - 1.2%
Deutsche Post AG	484,320	22,892
United Parcel Service, Inc. Class B	553,373	70,455
		93,347
Airlines - 0.2%
Delta Air Lines, Inc.	251,800	14,295
Building Products - 0.3%
Johnson Controls International PLC	484,000	18,939
Commercial Services & Supplies - 0.7%
KAR Auction Services, Inc.	772,600	42,138
Waste Connection, Inc. (Canada)	180,045	12,940
		55,078
Electrical Equipment - 0.6%
AMETEK, Inc.	124,600	9,507
Eaton Corp. PLC	317,400	26,652
Regal Beloit Corp.	150,500	11,724
		47,883
Industrial Conglomerates - 0.7%
General Electric Co.	862,155	13,941
Roper Technologies, Inc.	142,400	39,956
		53,897
Machinery - 0.3%
Allison Transmission Holdings, Inc.	412,000	18,227
Road & Rail - 0.2%
CSX Corp.	262,900	14,925

TOTAL INDUSTRIALS		520,116

INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 3.5%
Cisco Systems, Inc.	6,358,286	264,123
Electronic Equipment & Components - 0.9%
ADT, Inc. (a)	498,800	6,225
Dell Technologies, Inc. (a)	333,303	23,898
TE Connectivity Ltd.	340,132	34,874
		64,997
IT Services - 1.2%
First Data Corp. Class A (a)	2,648,836	46,884
Paychex, Inc.	623,357	42,544
		89,428
Semiconductors & Semiconductor Equipment - 3.3%
Intel Corp.	839,200	40,399
Qualcomm, Inc.	2,442,716	166,715
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	807,800	36,601
United Microelectronics Corp.	16,838,000	8,208
		251,923
Software - 2.2%
Micro Focus International PLC	1,738,410	53,068
Microsoft Corp.	1,183,516	112,446
		165,514
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	234,800	39,313

TOTAL INFORMATION TECHNOLOGY		875,298

MATERIALS - 3.6%
Chemicals - 2.6%
DowDuPont, Inc.	1,253,800	94,762
LyondellBasell Industries NV Class A	522,600	62,628
Monsanto Co.	181,000	22,046
Nutrien Ltd. (a)	305,000	15,957
		195,393
Containers & Packaging - 1.0%
Ball Corp.	250,000	9,570
WestRock Co.	1,025,800	68,349
		77,919

TOTAL MATERIALS		273,312

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	342,600	50,602
Public Storage	132,300	25,899
Spirit Realty Capital, Inc.	279,700	2,285
		78,786
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	3,115,489	116,675
Verizon Communications, Inc.	3,943,360	213,217
		329,892
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	27,043	1,760
Vodafone Group PLC sponsored ADR	111,900	3,605
		5,365

TOTAL TELECOMMUNICATION SERVICES		335,257

UTILITIES - 4.1%
Electric Utilities - 3.5%
Exelon Corp.	4,462,000	171,832
PPL Corp.	2,109,900	67,243
Xcel Energy, Inc.	592,800	27,055
		266,130
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	861,700	24,283
Public Service Enterprise Group, Inc.	410,100	21,272
		45,555

TOTAL UTILITIES		311,685

TOTAL COMMON STOCKS
(Cost $5,205,479)		7,304,854

Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co. Series A, 6.125%	30,800	1,932
Pharmaceuticals - 0.0%
Allergan PLC 5.50%	2,150	1,393

TOTAL HEALTH CARE		3,325

REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
American Tower Corp. 5.50%	9,600	1,240
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 7.00%	19,200	1,591
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $5,978)		6,156
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.2%
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
DISH Network Corp. 3.375% 8/15/26	2,430	2,580
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Chesapeake Energy Corp. 5.5% 9/15/26	640	585
Scorpio Tankers, Inc. 2.375% 7/1/19 (b)	2,595	2,371
		2,956
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.0%
Yahoo!, Inc. 0% 12/1/18	1,260	1,896
IT Services - 0.0%
Square, Inc. 0.375% 3/1/22 (b)	350	734
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 3.25% 8/1/39	210	482
Microchip Technology, Inc. 1.625% 2/15/25	140	256
Micron Technology, Inc. 3% 11/15/43	620	945
ON Semiconductor Corp. 1.625% 10/15/23 (b)	510	697
		2,380
TOTAL INFORMATION TECHNOLOGY		5,010

TOTAL CONVERTIBLE BONDS		10,546

Nonconvertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Laureate Education, Inc. 8.25% 5/1/25 (b)	1,100	1,180
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)	134	148
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc. 5.875% 5/15/23 (b)	2,715	2,452

TOTAL NONCONVERTIBLE BONDS		3,780

TOTAL CORPORATE BONDS
(Cost $14,105)		14,326
	Shares	Value (000s)

Other - 0.3%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $22,679)	22,678,929	21,091

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 1.39% (f)
(Cost $198,222)	198,182,222	198,222
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $5,446,463)		7,544,649
NET OTHER ASSETS (LIABILITIES) - 0.0%		(183)
NET ASSETS - 100%		$7,544,466

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,582,000 or 0.1% of net assets.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,091,000 or 0.3% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$22,679

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,458
Fidelity Securities Lending Cash Central Fund	416
Total	$2,874

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$556,356	$556,356	$--	$--
Consumer Staples	842,841	701,353	141,488	--
Energy	828,255	805,465	22,790	--
Financials	1,972,081	1,972,081	--	--
Health Care	714,192	517,572	196,620	--
Industrials	520,116	520,116	--	--
Information Technology	875,298	867,090	8,208	--
Materials	273,312	273,312	--	--
Real Estate	80,026	78,786	1,240	--
Telecommunication Services	335,257	335,257	--	--
Utilities	313,276	311,685	1,591	--
Corporate Bonds	14,326	--	14,326	--
Other	21,091	--	--	21,091
Money Market Funds	198,222	198,222	--	--
Total Investments in Securities:	$7,544,649	$7,137,295	$386,263	$21,091

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.5%
Switzerland	4.0%
United Kingdom	3.8%
Canada	2.0%
Netherlands	1.6%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,248,241)	$7,346,427
Fidelity Central Funds (cost $198,222)	198,222
Total Investment in Securities (cost $5,446,463)		$7,544,649
Cash		1
Restricted cash		280
Receivable for investments sold		3,730
Receivable for fund shares sold		2,091
Dividends receivable		9,712
Interest receivable		138
Distributions receivable from Fidelity Central Funds		254
Prepaid expenses		11
Other receivables		1,283
Total assets		7,562,149
Liabilities
Payable for investments purchased	$8,698
Payable for fund shares redeemed	4,217
Accrued management fee	2,765
Other affiliated payables	842
Other payables and accrued expenses	1,161
Total liabilities		17,683
Net Assets		$7,544,466
Net Assets consist of:
Paid in capital		$5,326,674
Distributions in excess of net investment income		(31,666)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		151,254
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,098,204
Net Assets		$7,544,466
Equity-Income:
Net Asset Value, offering price and redemption price per share ($5,921,488 ÷ 93,324 shares)		$63.45
Class K:
Net Asset Value, offering price and redemption price per share ($1,622,978 ÷ 25,594 shares)		$63.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2018
Investment Income
Dividends		$215,730
Interest		1,359
Income from Fidelity Central Funds		2,874
Total income		219,963
Expenses
Management fee	$35,037
Transfer agent fees	9,825
Accounting and security lending fees	1,206
Custodian fees and expenses	145
Independent trustees' fees and expenses	50
Registration fees	88
Audit	92
Legal	32
Interest	8
Miscellaneous	67
Total expenses before reductions	46,550
Expense reductions	(348)	46,202
Net investment income (loss)		173,761
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	451,873
Fidelity Central Funds	57
Foreign currency transactions	266
Futures contracts	(993)
Written options	8,984
Total net realized gain (loss)		460,187
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	609,567
Fidelity Central Funds	(59)
Assets and liabilities in foreign currencies	75
Written options	273
Total change in net unrealized appreciation (depreciation)		609,856
Net gain (loss)		1,070,043
Net increase (decrease) in net assets resulting from operations		$1,243,804

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$173,761	$184,281
Net realized gain (loss)	460,187	140,772
Change in net unrealized appreciation (depreciation)	609,856	1,412,050
Net increase (decrease) in net assets resulting from operations	1,243,804	1,737,103
Distributions to shareholders from net investment income	(153,045)	(204,416)
Distributions to shareholders from net realized gain	(355,004)	(163,868)
Total distributions	(508,049)	(368,284)
Share transactions - net increase (decrease)	(1,668,136)	(289,881)
Total increase (decrease) in net assets	(932,381)	1,078,938
Net Assets
Beginning of period	8,476,847	7,397,909
End of period	$7,544,466	$8,476,847
Other Information
Distributions in excess of net investment income end of period	$(31,666)	$(52,348)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$57.76	$48.57	$57.26	$56.69	$49.72
Income from Investment Operations
Net investment income (loss)A	1.30	1.22	1.43	2.00B	1.26
Net realized and unrealized gain (loss)	8.52	10.43	(3.91)C	2.87	6.99
Total from investment operations	9.82	11.65	(2.48)	4.87	8.25
Distributions from net investment income	(1.20)D	(1.36)	(1.71)D	(1.60)	(1.28)
Distributions from net realized gain	(2.93)D	(1.10)	(4.51)D	(2.70)	–
Total distributions	(4.13)	(2.46)	(6.21)E	(4.30)	(1.28)
Net asset value, end of period	$63.45	$57.76	$48.57	$57.26	$56.69
Total ReturnF	17.57%	24.42%	(4.89)%C	8.53%	16.72%
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.63%	.64%	.63%	.64%
Expenses net of fee waivers, if any	.61%	.63%	.64%	.63%	.64%
Expenses net of all reductions	.61%	.62%	.63%	.63%	.64%
Net investment income (loss)	2.18%	2.27%	2.55%	3.30%B	2.30%
Supplemental Data
Net assets, end of period (in millions)	$5,921	$6,686	$5,752	$6,686	$6,842
Portfolio turnover rateI	33%	36%	46%J	40%	43%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.12)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.21 per share is comprised of distributions from net investment income of $1.709 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity-Income Fund Class K

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$57.73	$48.55	$57.25	$56.67	$49.70
Income from Investment Operations
Net investment income (loss)A	1.36	1.28	1.50	2.07B	1.33
Net realized and unrealized gain (loss)	8.51	10.42	(3.92)C	2.88	6.99
Total from investment operations	9.87	11.70	(2.42)	4.95	8.32
Distributions from net investment income	(1.26)D	(1.42)	(1.78)D	(1.67)	(1.35)
Distributions from net realized gain	(2.93)D	(1.10)	(4.51)D	(2.70)	–
Total distributions	(4.19)	(2.52)	(6.28)E	(4.37)	(1.35)
Net asset value, end of period	$63.41	$57.73	$48.55	$57.25	$56.67
Total ReturnF	17.68%	24.56%	(4.78)%C	8.68%	16.87%
Ratios to Average Net AssetsG,H
Expenses before reductions	.51%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.51%	.51%	.51%	.51%	.52%
Net investment income (loss)	2.28%	2.39%	2.67%	3.41%B	2.42%
Supplemental Data
Net assets, end of period (in millions)	$1,623	$1,791	$1,646	$2,272	$2,480
Portfolio turnover rateI	33%	36%	46%J	40%	43%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.01)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.28 per share is comprised of distributions from net investment income of $1.777 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, partnerships, deferred trustees compensation, equity-debt classifications, certain conversion ratio adjustments and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,194,176
Gross unrealized depreciation	(96,828)
Net unrealized appreciation (depreciation)	$2,097,348
Tax Cost	$5,447,301

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,329
Undistributed long-term capital gain	$140,916
Net unrealized appreciation (depreciation) on securities and other investments	$2,058,629

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Ordinary Income	$195,385	$ 220,676
Long-term Capital Gains	312,664	147,608
Total	$508,049	$ 368,284

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $21,371 in this Subsidiary, representing .28% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,520,722 and $4,245,860, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$8,981.15
Class K	844.05
	$9,825

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $99 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$68,549	1.10%	$8

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $416, including $53 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $271 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $75.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
From net investment income
Equity-Income	$116,026	$158,629
Class K	37,019	45,787
Total	$153,045	$204,416
From net realized gain
Equity-Income	$278,349	$127,710
Class K	76,655	36,158
Total	$355,004	$163,868

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Equity-Income
Shares sold	9,765	12,430	$585,205	$670,860
Reinvestment of distributions	6,203	5,024	370,841	271,182
Shares redeemed	(38,402)	(20,110)	(2,288,604)	(1,087,701)
Net increase (decrease)	(22,434)	(2,656)	$(1,332,558)	$(145,659)
Class K
Shares sold	7,660	9,202	$451,462	$506,412
Reinvestment of distributions	1,902	1,517	113,674	81,945
Shares redeemed	(14,995)	(13,599)	(900,714)	(732,579)
Net increase (decrease)	(5,433)	(2,880)	$(335,578)	$(144,222)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity® Equity-Income Fund (one of the funds constituting the Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Equity-Income	.60%
Actual		$1,000.00	$1,113.10	$3.20
Hypothetical-C		$1,000.00	$1,022.18	$3.06
Class K	.51%
Actual		$1,000.00	$1,113.70	$2.72
Hypothetical-C		$1,000.00	$1,022.63	$2.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Equity-Income Fund
Equity Income	03/12/18	03/09/18	$1.289
Class K	03/12/18	03/09/18	$1.289

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $406,675,746, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.18% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity Income designates 32%, 93%, 93%, 93% and 93%; Class K designates 31%, 88%, 88%, 89% and 90%; of the dividends distributed in March, April, July, October and December 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Equity Income designates 35%, 100%, 100%, 100% and 100%; Class K designates 35%, 100%, 100%, 100% and 100%; of the dividends distributed in March, April, July, October and December 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EQU-K-ANN-0318
1.863282.109

Fidelity® Series All-Sector Equity Fund

Fidelity® Series Stock Selector Large Cap Value Fund

Fidelity® Series Value Discovery Fund (formerly Fidelity® Series Equity-Income Fund)

Annual Report

January 31, 2018

Contents

Notes to Shareholders
Fidelity® Series All-Sector Equity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Value Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Notes to Shareholders

Fidelity® Series Value Discovery Fund

On January 1, 2018, Sean Gavin became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Jim Morrow since April 2017.

Over time, we expected that Sean would add his own unique investment style to seek long-term investment results, employing an intrinsic-value approach. Given this change, we determined that a repositioning of the fund to a traditional value strategy was warranted.

The Equity and High Income Board of Trustees approved changes to the strategy name (Series Equity-Income to Series Value Discovery), its investment objective and policies to remove the emphasis on income.

The Fixed Income and Asset Allocation Board (acting on behalf of Fidelity’s asset allocation strategies as sole shareholder of the Series Funds) unanimously consented to the changes, and the repositioning was completed on August 15, 2017.

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series All-Sector Equity Fund	25.62%	15.45%	14.45%

 A From October 17, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund on October 17, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Period Ending Values
$35,070	Fidelity® Series All-Sector Equity Fund
$37,273	Russell 1000® Index

Fidelity® Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Co-Portfolio Manager Robert Stansky:  The fund gained 25.62%, versus 25.84% for the Russell 1000® Index. Versus the benchmark, stock selection in consumer discretionary weighed on performance most. Picks in health care and a small cash position were modest detractors. The largest individual detractor was consumer products company Newell Brands – which we bought in August and sold in January – as shares fell sharply in November after the firm reported disappointing financial results and guidance. Avoiding benchmark name Boeing also detracted, as the commercial aircraft manufacturer and defense contractor shined this period. Conversely, stock selection added meaningful value in technology and, to a lesser extent, in real estate and financials. Our top relative contributor was a sizable stake in design software maker Autodesk, which made solid progress in transitioning its business to a subscription, cloud-based model. ON Semiconductor was another overweighting that worked well, riding strong demand from the automotive industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On August 3, 2017, Chip Perrone assumed portfolio management responsibility for the consumer discretionary sleeve of the fund, succeeding Peter Dixon. On November 17, 2017, Richard Malnight assumed portfolio management responsibility of the materials sleeve, succeeding Tobias Welo.

Fidelity® Series All-Sector Equity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Microsoft Corp.	3.1
Alphabet, Inc. Class C	2.9
Amazon.com, Inc.	2.5
Bank of America Corp.	2.3
Autodesk, Inc.	2.1
UnitedHealth Group, Inc.	2.0
Facebook, Inc. Class A	2.0
Philip Morris International, Inc.	1.7
Capital One Financial Corp.	1.5
Citrix Systems, Inc.	1.5
21.6

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Information Technology	24.0
Financials	14.6
Health Care	13.3
Consumer Discretionary	12.8
Industrials	10.3

Asset Allocation (% of fund's net assets)

As of January 31, 2018 *
Stocks and Equity Futures	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 4.3%

Fidelity® Series All-Sector Equity Fund

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.8%
Auto Components - 0.6%
Aptiv PLC	282,000	$26,756,160
Delphi Technologies PLC	197,400	10,902,402
		37,658,562
Diversified Consumer Services - 0.4%
Service Corp. International	726,900	29,054,193
Hotels, Restaurants & Leisure - 1.6%
Marriott International, Inc. Class A	244,441	36,015,937
Starbucks Corp.	1,142,038	64,879,179
U.S. Foods Holding Corp. (a)	100,000	3,213,000
		104,108,116
Household Durables - 1.0%
Lennar Corp. Class A	351,900	22,050,054
Mohawk Industries, Inc. (a)	143,800	40,416,428
		62,466,482
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc. (a)	113,360	164,472,890
Netflix, Inc. (a)	98,800	26,705,640
		191,178,530
Media - 3.0%
Comcast Corp. Class A	2,139,048	90,973,711
The Walt Disney Co.	820,017	89,111,247
Time Warner, Inc.	147,937	14,105,793
		194,190,751
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	210,800	24,242,000
Specialty Retail - 2.1%
Home Depot, Inc.	377,079	75,755,171
TJX Companies, Inc.	784,798	63,034,975
		138,790,146
Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc. Class B	558,884	38,127,066
Tapestry, Inc.	368,500	17,334,240
		55,461,306

TOTAL CONSUMER DISCRETIONARY		837,150,086

CONSUMER STAPLES - 7.3%
Beverages - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	95,004	20,850,528
Dr. Pepper Snapple Group, Inc.	25,000	2,983,750
Monster Beverage Corp. (a)	259,398	17,698,726
The Coca-Cola Co.	1,275,354	60,694,097
		102,227,101
Food & Staples Retailing - 1.1%
CVS Health Corp.	534,981	42,097,655
Kroger Co.	639,700	19,421,292
Rite Aid Corp. (a)(b)	1,003,700	2,188,066
Walgreens Boots Alliance, Inc.	158,329	11,915,841
		75,622,854
Food Products - 1.1%
Blue Buffalo Pet Products, Inc. (a)(b)	125,000	4,247,500
Bunge Ltd.	228,800	18,173,584
Mondelez International, Inc.	758,100	33,659,640
The Hain Celestial Group, Inc. (a)	90,000	3,432,600
The J.M. Smucker Co.	25,000	3,172,250
The Kraft Heinz Co.	37,400	2,931,786
TreeHouse Foods, Inc. (a)	178,800	8,432,208
		74,049,568
Household Products - 0.9%
Colgate-Palmolive Co.	490,384	36,406,108
Kimberly-Clark Corp.	49,000	5,733,000
Procter & Gamble Co.	106,366	9,183,640
Spectrum Brands Holdings, Inc. (b)	70,000	8,292,200
		59,614,948
Personal Products - 0.6%
Coty, Inc. Class A	601,371	11,792,885
Edgewell Personal Care Co. (a)	115,000	6,492,900
Estee Lauder Companies, Inc. Class A	137,042	18,495,188
		36,780,973
Tobacco - 2.0%
Altria Group, Inc.	267,730	18,832,128
Philip Morris International, Inc.	1,021,928	109,581,339
		128,413,467

TOTAL CONSUMER STAPLES		476,708,911

ENERGY - 5.7%
Energy Equipment & Services - 0.4%
Baker Hughes, a GE Co. Class A	310,700	9,989,005
Halliburton Co.	72,840	3,911,508
Oceaneering International, Inc.	228,500	4,725,380
Schlumberger Ltd.	129,000	9,491,820
		28,117,713
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.	399,081	23,964,814
Cabot Oil & Gas Corp.	302,100	7,960,335
Chevron Corp.	375,429	47,060,025
Cimarex Energy Co.	106,893	11,993,395
ConocoPhillips Co.	529,700	31,151,657
Devon Energy Corp.	485,900	20,101,683
Diamondback Energy, Inc. (a)	115,100	14,445,050
EOG Resources, Inc.	320,900	36,903,500
Extraction Oil & Gas, Inc. (a)	203,095	2,863,640
Exxon Mobil Corp.	515,924	45,040,165
Newfield Exploration Co. (a)	437,700	13,857,582
Parsley Energy, Inc. Class A (a)	587,200	13,857,920
Phillips 66 Co.	275,200	28,180,480
Pioneer Natural Resources Co.	110,900	20,284,719
The Williams Companies, Inc.	300,900	9,445,251
Valero Energy Corp.	206,600	19,827,402
		346,937,618

TOTAL ENERGY		375,055,331

FINANCIALS - 14.6%
Banks - 6.8%
Bank of America Corp.	4,675,887	149,628,384
Citigroup, Inc.	1,088,484	85,424,224
Huntington Bancshares, Inc.	3,989,957	64,557,504
KeyCorp	588,700	12,598,180
PNC Financial Services Group, Inc.	287,800	45,478,156
SunTrust Banks, Inc.	41,207	2,913,335
Synovus Financial Corp.	118,051	5,948,590
Wells Fargo & Co.	1,153,000	75,844,340
		442,392,713
Capital Markets - 2.9%
Affiliated Managers Group, Inc.	4,638	925,884
BlackRock, Inc. Class A	62,418	35,066,432
CBOE Holdings, Inc.	119,300	16,032,727
E*TRADE Financial Corp. (a)	626,452	33,014,020
Goldman Sachs Group, Inc.	142,900	38,281,481
IntercontinentalExchange, Inc.	304,200	22,462,128
Northern Trust Corp.	185,000	19,497,150
State Street Corp.	231,400	25,493,338
		190,773,160
Consumer Finance - 2.0%
Capital One Financial Corp.	932,405	96,932,824
SLM Corp. (a)	1,298,546	14,855,366
Synchrony Financial	389,900	15,471,232
		127,259,422
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. Class A (a)	84	27,163,504
Insurance - 2.5%
American International Group, Inc.	394,300	25,203,656
Chubb Ltd.	193,754	30,254,687
Hartford Financial Services Group, Inc.	326,200	19,167,512
Marsh & McLennan Companies, Inc.	305,300	25,498,656
MetLife, Inc.	516,200	24,813,734
The Travelers Companies, Inc.	275,400	41,287,968
		166,226,213
Real Estate Management & Development - 0.0%
The RMR Group, Inc.	523	33,864

TOTAL FINANCIALS		953,848,876

HEALTH CARE - 13.3%
Biotechnology - 3.5%
AbbVie, Inc.	135,000	15,149,700
Alexion Pharmaceuticals, Inc. (a)	182,900	21,823,628
Amgen, Inc.	415,397	77,284,612
Biogen, Inc. (a)	137,624	47,867,003
BioMarin Pharmaceutical, Inc. (a)	44,900	4,051,327
Celgene Corp. (a)	41,200	4,167,792
Regeneron Pharmaceuticals, Inc. (a)	45,900	16,829,235
TESARO, Inc. (a)	100,000	6,746,000
Vertex Pharmaceuticals, Inc. (a)	199,100	33,223,817
		227,143,114
Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	948,800	58,977,408
Becton, Dickinson & Co.	239,300	58,135,542
Boston Scientific Corp. (a)	1,792,110	50,107,396
Intuitive Surgical, Inc. (a)	71,300	30,778,071
Medtronic PLC	163,778	14,066,892
ResMed, Inc.	221,200	22,294,748
		234,360,057
Health Care Providers & Services - 3.6%
Aetna, Inc.	50,200	9,378,364
DaVita HealthCare Partners, Inc. (a)	245,000	19,119,800
Henry Schein, Inc. (a)	99,474	7,528,192
Humana, Inc.	123,400	34,777,822
McKesson Corp.	167,100	28,219,848
UnitedHealth Group, Inc.	559,800	132,549,444
Universal Health Services, Inc. Class B	54,900	6,670,350
		238,243,820
Health Care Technology - 0.2%
Cerner Corp. (a)	213,900	14,786,907
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	375,300	27,558,279
Thermo Fisher Scientific, Inc.	193,500	43,365,285
		70,923,564
Pharmaceuticals - 1.3%
Allergan PLC	113,704	20,496,283
Bristol-Myers Squibb Co.	573,500	35,901,100
Merck & Co., Inc.	209,200	12,395,100
Mylan NV (a)	385,000	16,497,250
		85,289,733

TOTAL HEALTH CARE		870,747,195

INDUSTRIALS - 10.3%
Aerospace & Defense - 3.2%
General Dynamics Corp.	227,900	50,703,192
Northrop Grumman Corp.	148,600	50,602,758
Teledyne Technologies, Inc. (a)	130,000	24,819,600
The Boeing Co.	38,500	13,643,245
United Technologies Corp.	502,648	69,370,450
		209,139,245
Air Freight & Logistics - 0.1%
FedEx Corp.	38,000	9,974,240
Airlines - 0.5%
Southwest Airlines Co.	500,100	30,406,080
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc.	176,500	12,259,690
Electrical Equipment - 1.2%
AMETEK, Inc.	509,949	38,909,109
Fortive Corp.	518,098	39,385,810
		78,294,919
Industrial Conglomerates - 1.1%
General Electric Co.	764,000	12,353,880
Honeywell International, Inc.	380,005	60,675,398
		73,029,278
Machinery - 2.5%
Allison Transmission Holdings, Inc.	912,400	40,364,576
Caterpillar, Inc.	139,600	22,724,088
Gardner Denver Holdings, Inc.	823,500	28,476,630
Ingersoll-Rand PLC	323,000	30,565,490
Snap-On, Inc.	232,900	39,898,099
		162,028,883
Professional Services - 0.6%
IHS Markit Ltd. (a)	809,993	38,660,966
Road & Rail - 0.7%
Norfolk Southern Corp.	291,700	44,011,696
Trading Companies & Distributors - 0.2%
Univar, Inc. (a)	565,700	16,891,802

TOTAL INDUSTRIALS		674,696,799

INFORMATION TECHNOLOGY - 24.0%
Communications Equipment - 0.3%
CommScope Holding Co., Inc. (a)	237,400	9,170,762
Palo Alto Networks, Inc. (a)	49,100	7,751,417
		16,922,179
Electronic Equipment & Components - 0.8%
ADT, Inc. (a)	456,900	5,702,112
CDW Corp.	61,400	4,592,106
Dell Technologies, Inc. (a)	90,500	6,488,850
Jabil, Inc.	1,407,536	35,793,640
		52,576,708
Internet Software & Services - 5.1%
Alphabet, Inc. Class C (a)	163,666	191,479,400
Facebook, Inc. Class A (a)	695,500	129,981,995
GoDaddy, Inc. (a)	162,800	8,991,444
Twitter, Inc. (a)	216,700	5,593,027
		336,045,866
IT Services - 2.8%
Alliance Data Systems Corp.	18,500	4,748,210
Cognizant Technology Solutions Corp. Class A	635,700	49,571,886
Fidelity National Information Services, Inc.	112,400	11,505,264
FleetCor Technologies, Inc. (a)	153,900	32,703,750
Global Payments, Inc.	214,600	23,987,988
Leidos Holdings, Inc.	246,200	16,396,920
PayPal Holdings, Inc. (a)	442,500	37,754,100
Worldpay, Inc. (a)	115,900	9,307,929
		185,976,047
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (a)(b)	510,800	7,018,392
Analog Devices, Inc.	221,700	20,369,796
Broadcom Ltd.	101,300	25,125,439
Intel Corp.	479,900	23,102,386
Micron Technology, Inc. (a)	582,000	25,445,040
NVIDIA Corp.	152,380	37,455,004
ON Semiconductor Corp. (a)	1,767,700	43,732,898
Qorvo, Inc. (a)	538,892	38,676,279
Qualcomm, Inc.	581,004	39,653,523
		260,578,757
Software - 10.1%
Activision Blizzard, Inc.	235,000	17,420,550
Adobe Systems, Inc. (a)	134,200	26,807,792
Autodesk, Inc. (a)	1,178,135	136,215,969
Citrix Systems, Inc. (a)	1,041,054	96,568,169
Electronic Arts, Inc. (a)	92,100	11,693,016
Fortinet, Inc. (a)	36,000	1,657,440
Microsoft Corp.	2,122,200	201,630,227
Oracle Corp.	363,100	18,732,329
Parametric Technology Corp. (a)	633,800	46,064,584
Red Hat, Inc. (a)	89,100	11,705,958
Salesforce.com, Inc. (a)	508,763	57,953,193
ServiceNow, Inc. (a)	55,300	8,232,511
Splunk, Inc. (a)	29,100	2,687,967
Symantec Corp.	289,739	7,889,593
Tableau Software, Inc. (a)	12,500	960,125
Ultimate Software Group, Inc. (a)	4,700	1,094,583
Workday, Inc. Class A (a)	114,700	13,751,383
		661,065,389
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	317,459	53,152,160
HP, Inc.	194,600	4,538,072
		57,690,232

TOTAL INFORMATION TECHNOLOGY		1,570,855,178

MATERIALS - 3.3%
Chemicals - 2.7%
Axalta Coating Systems Ltd. (a)	54,300	1,710,450
Cabot Corp.	15,000	1,014,600
CF Industries Holdings, Inc.	59,800	2,537,912
DowDuPont, Inc.	811,722	61,349,949
FMC Corp.	34,200	3,123,486
International Flavors & Fragrances, Inc.	20,200	3,036,060
LyondellBasell Industries NV Class A	347,500	41,644,400
Olin Corp.	40,500	1,509,840
Platform Specialty Products Corp. (a)	820,500	9,608,055
Praxair, Inc.	86,400	13,952,736
Sherwin-Williams Co.	20,900	8,717,599
The Chemours Co. LLC	487,800	25,180,236
Westlake Chemical Corp.	52,921	5,958,905
		179,344,228
Construction Materials - 0.2%
Eagle Materials, Inc.	80,877	9,062,268
Containers & Packaging - 0.1%
Ball Corp.	8,337	319,140
WestRock Co.	79,200	5,277,096
		5,596,236
Metals & Mining - 0.3%
Alcoa Corp. (a)	48,300	2,512,566
Freeport-McMoRan, Inc. (a)	344,700	6,721,650
Steel Dynamics, Inc.	219,200	9,951,680
United States Steel Corp.	43,200	1,616,112
		20,802,008

TOTAL MATERIALS		214,804,740

REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 3.1%
American Homes 4 Rent Class A	357,300	7,428,267
American Tower Corp.	246,100	36,348,970
Boston Properties, Inc.	157,800	19,521,438
Colony NorthStar, Inc.	324,219	2,911,487
Corporate Office Properties Trust (SBI)	194,600	5,312,580
DDR Corp.	228,300	1,853,796
Equinix, Inc.	53,100	24,170,589
Equity Lifestyle Properties, Inc.	216,900	18,722,808
Extra Space Storage, Inc.	124,300	10,376,564
Gaming & Leisure Properties	237,300	8,647,212
General Growth Properties, Inc.	108,300	2,494,149
Healthcare Trust of America, Inc.	361,100	9,969,971
Prologis, Inc.	426,400	27,762,904
Spirit Realty Capital, Inc.	573,300	4,683,861
Store Capital Corp.	459,400	11,259,894
The Macerich Co.	70,000	4,519,900
VEREIT, Inc.	835,300	6,014,160
		201,998,550
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	243,100	11,107,239

TOTAL REAL ESTATE		213,105,789

TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	1,098,400	41,135,080
Verizon Communications, Inc.	986,593	53,345,084
Zayo Group Holdings, Inc. (a)	238,600	8,756,620
		103,236,784
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	205,363	13,369,131

TOTAL TELECOMMUNICATION SERVICES		116,605,915

UTILITIES - 2.6%
Electric Utilities - 2.0%
Eversource Energy	110,400	6,965,136
Exelon Corp.	618,200	23,806,882
FirstEnergy Corp.	177,900	5,852,910
Great Plains Energy, Inc.	338,700	10,540,344
NextEra Energy, Inc.	395,900	62,718,478
PG&E Corp.	417,467	17,713,125
Vistra Energy Corp. (a)	173,500	3,383,250
		130,980,125
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	412,300	10,723,923
The AES Corp.	328,300	3,795,148
		14,519,071
Multi-Utilities - 0.4%
Sempra Energy	267,144	28,589,751

TOTAL UTILITIES		174,088,947

TOTAL COMMON STOCKS
(Cost $4,367,322,659)		6,477,667,767
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.25% to 1.41% 2/22/18 to 5/3/18 (c)
(Cost $5,565,704)	5,580,000	5,565,282
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 1.39% (d)	154,130,927	$154,161,753
Fidelity Securities Lending Cash Central Fund 1.40% (d)(e)	14,087,931	14,089,339
TOTAL MONEY MARKET FUNDS
(Cost $168,245,573)		168,251,092
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $4,541,133,936)		6,651,484,141
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(101,341,082)
NET ASSETS - 100%		$6,550,143,059

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	56	March 2018	$7,912,240	$323,873	$323,873

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,565,282.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,483,875
Fidelity Securities Lending Cash Central Fund	24,104
Total	$1,507,979

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$837,150,086	$837,150,086	$--	$--
Consumer Staples	476,708,911	476,708,911	--	--
Energy	375,055,331	375,055,331	--	--
Financials	953,848,876	953,848,876	--	--
Health Care	870,747,195	870,747,195	--	--
Industrials	674,696,799	674,696,799	--	--
Information Technology	1,570,855,178	1,570,855,178	--	--
Materials	214,804,740	214,804,740	--	--
Real Estate	213,105,789	213,105,789	--	--
Telecommunication Services	116,605,915	116,605,915	--	--
Utilities	174,088,947	174,088,947	--	--
U.S. Government and Government Agency Obligations	5,565,282	--	5,565,282	--
Money Market Funds	168,251,092	168,251,092	--	--
Total Investments in Securities:	$6,651,484,141	$6,645,918,859	$5,565,282	$--
Derivative Instruments:
Assets
Futures Contracts	$323,873	$323,873	$--	$--
Total Assets	$323,873	$323,873	$--	$--
Total Derivative Instruments:	$323,873	$323,873	$--	$--

Value of Derivative Instruments

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$323,873	$0
Total Equity Risk	323,873	0
Total Value of Derivatives	$323,873	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $14,120,246) — See accompanying schedule: Unaffiliated issuers (cost $4,372,888,363)	$6,483,233,049
Fidelity Central Funds (cost $168,245,573)	168,251,092
Total Investment in Securities (cost $4,541,133,936)		$6,651,484,141
Receivable for investments sold		94,525,259
Receivable for fund shares sold		21,020
Dividends receivable		3,116,639
Distributions receivable from Fidelity Central Funds		153,329
Other receivables		193,900
Total assets		6,749,494,288
Liabilities
Payable to custodian bank	$3,467,596
Payable for investments purchased	42,487,954
Payable for fund shares redeemed	139,142,870
Payable for daily variation margin on futures contracts	134,159
Other payables and accrued expenses	28,600
Collateral on securities loaned	14,090,050
Total liabilities		199,351,229
Net Assets		$6,550,143,059
Net Assets consist of:
Paid in capital		$4,188,738,067
Undistributed net investment income		403,384
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		250,376,955
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,110,624,653
Net Assets		$6,550,143,059
Series All-Sector Equity:
Net Asset Value, offering price and redemption price per share ($6,550,143,059 ÷ 486,692,902 shares)		$13.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$95,853,508
Interest		48,181
Income from Fidelity Central Funds		1,507,979
Total income		97,409,668
Expenses
Management fee
Basic fee	$11,119,484
Performance adjustment	(1,301,648)
Transfer agent fees	1,464,180
Accounting and security lending fees	375,982
Custodian fees and expenses	115,140
Independent trustees' fees and expenses	24,095
Audit	21,761
Legal	3,071
Miscellaneous	45,146
Total expenses before reductions	11,867,211
Expense reductions	(183,251)	11,683,960
Net investment income (loss)		85,725,708
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	799,878,422
Fidelity Central Funds	5,465
Foreign currency transactions	(40)
Futures contracts	11,896,023
Total net realized gain (loss)		811,779,870
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	531,087,212
Fidelity Central Funds	(6,127)
Assets and liabilities in foreign currencies	7,054
Futures contracts	89,236
Delayed delivery commitments	6,659
Total change in net unrealized appreciation (depreciation)		531,184,034
Net gain (loss)		1,342,963,904
Net increase (decrease) in net assets resulting from operations		$1,428,689,612

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,725,708	$83,164,423
Net realized gain (loss)	811,779,870	986,028,219
Change in net unrealized appreciation (depreciation)	531,184,034	553,261,938
Net increase (decrease) in net assets resulting from operations	1,428,689,612	1,622,454,580
Distributions to shareholders from net investment income	(85,264,515)	(83,080,612)
Distributions to shareholders from net realized gain	(756,569,233)	(924,487,766)
Total distributions	(841,833,748)	(1,007,568,378)
Share transactions - net increase (decrease)	6,682,768	(4,145,029,306)
Total increase (decrease) in net assets	593,538,632	(3,530,143,104)
Net Assets
Beginning of period	5,956,604,427	9,486,747,531
End of period	$6,550,143,059	$5,956,604,427
Other Information
Undistributed net investment income end of period	$403,384	$1,037,034

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series All-Sector Equity Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.33	$12.02	$13.80	$13.89	$12.57
Income from Investment Operations
Net investment income (loss)A	.18	.12	.12	.13	.12
Net realized and unrealized gain (loss)	2.80	2.33	(.54)	1.63	2.86
Total from investment operations	2.98	2.45	(.42)	1.76	2.98
Distributions from net investment income	(.19)	(.18)	(.14)B	(.12)	(.14)
Distributions from net realized gain	(1.66)	(1.96)	(1.22)B	(1.73)	(1.52)
Total distributions	(1.85)	(2.14)	(1.36)	(1.85)	(1.66)
Net asset value, end of period	$13.46	$12.33	$12.02	$13.80	$13.89
Total ReturnC	25.62%	21.03%	(3.55)%	12.68%	24.13%
Ratios to Average Net AssetsD,E
Expenses before reductions	.20%	.68%	.73%	.67%	.65%
Expenses net of fee waivers, if any	.20%	.68%	.73%	.67%	.65%
Expenses net of all reductions	.20%	.67%	.73%	.67%	.65%
Net investment income (loss)	1.37%	.95%	.85%	.92%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$6,550,143	$2,736,748	$4,418,280	$4,969,503	$5,164,386
Portfolio turnover rateF	61%	43%	66%	65%	72%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Stock Selector Large Cap Value Fund	15.62%	12.47%	13.61%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$19,304	Fidelity® Series Stock Selector Large Cap Value Fund
$20,371	Russell 1000® Value Index

Fidelity® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Portfolio Manager Matthew Friedman:  The fund gained 15.62% for the year, behind the 17.22% return of the Russell 1000® Value Index. Versus the benchmark, choices in consumer staples, financials and consumer discretionary – along with a cash stake of about 4%, on average – detracted from performance, whereas picks in several sectors, led by utilities, modestly contributed. The energy sector underperformed the broader Russell index as investors remained concerned about the sustainability of oil prices. In this environment, overweighting energy exploration & production firm Anadarko Petroleum was our biggest individual detractor. Shying away from two strong-performing banks in the index (JPMorgan Chase and Bank of America) also hurt. Conversely, avoiding integrated oil giant Exxon Mobil and oilfield servicer Schlumberger, two lagging benchmark components, ranked as the fund’s top individual contributors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 3, 2017, John Sheehy assumed sole management responsibilities for the fund's technology and telecom sleeves. On December 1, 2017, Laurie Mundt assumed joint responsibility for the consumer staples sleeve of the fund with Kathy Buck, and Chip Perrone assumed joint responsibility for the consumer discretionary sleeve with Kathy, who plans to retire from portfolio management on March 31, 2018.

Fidelity® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Wells Fargo & Co.	4.6
Berkshire Hathaway, Inc. Class B	4.2
Chevron Corp.	3.0
Johnson & Johnson	2.3
Cisco Systems, Inc.	2.2
ConocoPhillips Co.	2.2
Discover Financial Services	1.9
Goldman Sachs Group, Inc.	1.8
AT&T, Inc.	1.7
Procter & Gamble Co.	1.6
25.5

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	26.4
Health Care	11.8
Energy	11.3
Consumer Staples	8.3
Information Technology	8.1

Asset Allocation (% of fund's net assets)

As of January 31, 2018 *
Stocks and Equity Futures	96.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 7.9%

Fidelity® Series Stock Selector Large Cap Value Fund

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
CONSUMER DISCRETIONARY - 6.8%
Auto Components - 0.6%
Delphi Technologies PLC	1,090,316	$60,218,153
Diversified Consumer Services - 0.6%
ServiceMaster Global Holdings, Inc. (a)	1,174,395	61,914,104
Household Durables - 0.8%
Mohawk Industries, Inc. (a)	298,400	83,868,304
Internet & Direct Marketing Retail - 0.6%
Liberty Interactive Corp. QVC Group Series A (a)	2,290,744	64,346,999
Media - 2.5%
Liberty Broadband Corp. Class C (a)	1,103,511	105,440,476
The Walt Disney Co.	1,437,400	156,202,258
		261,642,734
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	335,779	38,614,585
Specialty Retail - 0.6%
Burlington Stores, Inc. (a)	568,700	69,216,477
Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp.	498,725	77,342,273

TOTAL CONSUMER DISCRETIONARY		717,163,629

CONSUMER STAPLES - 8.3%
Beverages - 0.4%
PepsiCo, Inc.	365,800	44,005,740
Food & Staples Retailing - 2.2%
CVS Health Corp.	1,064,700	83,781,243
Walgreens Boots Alliance, Inc.	369,306	27,793,970
Walmart, Inc.	1,117,173	119,090,642
		230,665,855
Food Products - 2.7%
Bunge Ltd.	121,100	9,618,973
ConAgra Foods, Inc.	539,600	20,504,800
Darling International, Inc. (a)	1,381,100	25,605,594
Ingredion, Inc.	107,400	15,426,936
Mondelez International, Inc.	1,801,500	79,986,600
The J.M. Smucker Co.	197,042	25,002,659
The Kraft Heinz Co.	978,300	76,688,937
Tyson Foods, Inc. Class A	392,000	29,835,120
		282,669,619
Household Products - 1.8%
Kimberly-Clark Corp.	146,500	17,140,500
Procter & Gamble Co.	1,993,715	172,137,353
		189,277,853
Tobacco - 1.2%
Altria Group, Inc.	625,300	43,983,602
Philip Morris International, Inc.	787,500	84,443,625
		128,427,227

TOTAL CONSUMER STAPLES		875,046,294

ENERGY - 11.3%
Energy Equipment & Services - 1.5%
Baker Hughes, a GE Co. Class A	3,473,800	111,682,670
Dril-Quip, Inc. (a)	820,730	42,390,705
		154,073,375
Oil, Gas & Consumable Fuels - 9.8%
Andeavor	311,304	33,670,641
Cabot Oil & Gas Corp.	2,590,300	68,254,405
Cenovus Energy, Inc.	8,706,800	83,033,141
Cheniere Energy, Inc. (a)	1,461,100	82,639,816
Chevron Corp.	2,545,114	319,030,040
ConocoPhillips Co.	3,854,300	226,671,383
EQT Corp.	1,182,900	64,219,641
Phillips 66 Co.	749,250	76,723,200
Valero Energy Corp.	837,400	80,365,278
		1,034,607,545

TOTAL ENERGY		1,188,680,920

FINANCIALS - 26.4%
Banks - 7.3%
CIT Group, Inc.	1,848,600	93,705,534
Popular, Inc.	403,452	16,396,289
U.S. Bancorp	2,982,992	170,448,163
Wells Fargo & Co.	7,320,025	481,511,246
		762,061,232
Capital Markets - 3.7%
Franklin Resources, Inc.	2,014,300	85,426,463
Goldman Sachs Group, Inc.	720,078	192,901,695
The Blackstone Group LP	3,143,500	114,894,925
		393,223,083
Consumer Finance - 5.3%
Ally Financial, Inc.	3,171,000	94,400,670
Capital One Financial Corp.	1,457,114	151,481,571
Discover Financial Services	2,484,200	198,239,160
Navient Corp.	100,000	1,425,000
Synchrony Financial	2,690,000	106,739,200
		552,285,601
Diversified Financial Services - 4.2%
Berkshire Hathaway, Inc. Class B (a)	2,053,761	440,285,283
Insurance - 5.9%
AFLAC, Inc.	1,118,281	98,632,384
American International Group, Inc.	2,048,600	130,946,512
Chubb Ltd.	870,961	136,000,560
Hartford Financial Services Group, Inc.	450,000	26,442,000
Reinsurance Group of America, Inc.	524,900	82,225,585
The Travelers Companies, Inc.	998,200	149,650,144
		623,897,185

TOTAL FINANCIALS		2,771,752,384

HEALTH CARE - 11.8%
Biotechnology - 1.1%
Amgen, Inc.	617,100	114,811,455
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	1,170,800	72,776,928
Baxter International, Inc.	190,300	13,707,309
Medtronic PLC	1,121,336	96,311,549
		182,795,786
Health Care Providers & Services - 1.7%
Anthem, Inc.	171,600	42,531,060
Cigna Corp.	304,500	63,442,575
Humana, Inc.	157,200	44,303,676
McKesson Corp.	177,700	30,009,976
		180,287,287
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	220,200	49,349,022
Pharmaceuticals - 6.7%
Allergan PLC	287,700	51,860,802
Bristol-Myers Squibb Co.	335,300	20,989,780
Jazz Pharmaceuticals PLC (a)	886,395	129,183,207
Johnson & Johnson	1,715,059	237,004,003
Merck & Co., Inc.	1,695,900	100,482,075
Pfizer, Inc.	4,486,498	166,179,886
		705,699,753

TOTAL HEALTH CARE		1,232,943,303

INDUSTRIALS - 7.3%
Aerospace & Defense - 1.1%
Raytheon Co.	327,897	68,510,799
United Technologies Corp.	346,257	47,786,929
		116,297,728
Airlines - 1.7%
American Airlines Group, Inc.	1,921,510	104,376,423
JetBlue Airways Corp. (a)	1,505,279	31,400,120
United Continental Holdings, Inc. (a)	634,018	42,999,101
		178,775,644
Construction & Engineering - 0.8%
AECOM (a)	2,198,947	86,000,817
Electrical Equipment - 1.1%
AMETEK, Inc.	526,074	40,139,446
Sensata Technologies Holding BV (a)	1,245,648	70,067,700
		110,207,146
Industrial Conglomerates - 1.0%
General Electric Co.	4,722,180	76,357,651
Honeywell International, Inc.	171,118	27,322,411
		103,680,062
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	770,849	34,657,371
Norfolk Southern Corp.	528,464	79,734,648
		114,392,019
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	1,382,283	53,756,986

TOTAL INDUSTRIALS		763,110,402

INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 2.7%
Cisco Systems, Inc.	5,634,335	234,050,276
Juniper Networks, Inc.	1,972,300	51,575,645
		285,625,921
Electronic Equipment & Components - 0.3%
Dell Technologies, Inc. (a)	392,200	28,120,740
Internet Software & Services - 0.7%
Alphabet, Inc. Class A (a)	59,600	70,460,312
IT Services - 1.8%
Amdocs Ltd.	1,551,769	106,141,000
Cognizant Technology Solutions Corp. Class A	587,000	45,774,260
Leidos Holdings, Inc.	480,100	31,974,660
		183,889,920
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	624,800	30,077,872
Qualcomm, Inc.	2,104,100	143,604,825
		173,682,697
Software - 0.7%
Oracle Corp.	1,490,200	76,879,418
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.	157,500	26,370,225

TOTAL INFORMATION TECHNOLOGY		845,029,233

MATERIALS - 3.0%
Chemicals - 2.3%
DowDuPont, Inc.	1,714,714	129,598,084
LyondellBasell Industries NV Class A	538,800	64,569,792
Westlake Chemical Corp.	479,700	54,014,220
		248,182,096
Construction Materials - 0.3%
Eagle Materials, Inc.	255,900	28,673,595
Containers & Packaging - 0.4%
Graphic Packaging Holding Co.	2,414,800	38,999,020

TOTAL MATERIALS		315,854,711

REAL ESTATE - 4.0%
Equity Real Estate Investment Trusts (REITs) - 3.8%
American Tower Corp.	197,900	29,229,830
AvalonBay Communities, Inc.	301,983	51,457,903
Boston Properties, Inc.	340,414	42,112,616
CBL & Associates Properties, Inc. (b)	200,000	1,112,000
Colony NorthStar, Inc.	2,773,106	24,902,492
Equity Residential (SBI)	886,440	54,613,568
Essex Property Trust, Inc.	126,200	29,402,076
Forest City Realty Trust, Inc. Class A	224,200	5,261,974
General Growth Properties, Inc.	1,773,056	40,833,480
Public Storage	150,533	29,468,340
Simon Property Group, Inc.	185,200	30,256,124
The Macerich Co.	227,000	14,657,390
Vornado Realty Trust	276,400	19,812,352
Welltower, Inc.	398,800	23,916,036
WP Glimcher, Inc.	548,300	3,607,814
		400,643,995
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	397,829	18,176,807

TOTAL REAL ESTATE		418,820,802

TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	4,801,965	179,833,589
Verizon Communications, Inc.	2,172,600	117,472,482
		297,306,071
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	244,800	15,936,480

TOTAL TELECOMMUNICATION SERVICES		313,242,551

UTILITIES - 5.6%
Electric Utilities - 3.9%
Eversource Energy	1,187,900	74,944,611
Exelon Corp.	2,469,000	95,081,190
NextEra Energy, Inc.	758,400	120,145,728
PPL Corp.	1,757,500	56,011,525
Westar Energy, Inc.	1,209,300	62,472,438
		408,655,492
Independent Power and Renewable Electricity Producers - 1.0%
NRG Energy, Inc.	1,990,500	51,772,905
The AES Corp.	4,789,600	55,367,776
		107,140,681
Multi-Utilities - 0.7%
Sempra Energy	662,268	70,875,921

TOTAL UTILITIES		586,672,094

TOTAL COMMON STOCKS
(Cost $8,035,969,927)		10,028,316,323
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.3% to 1.41% 3/15/18 to 5/3/18 (c)
(Cost $2,304,396)	2,310,000	2,304,345
	Shares	Value

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 1.39% (d)	427,806,887	$427,892,448
Fidelity Securities Lending Cash Central Fund 1.40% (d)(e)	862,276	862,362
TOTAL MONEY MARKET FUNDS
(Cost $428,692,874)		428,754,810
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $8,466,967,197)		10,459,375,478
NET OTHER ASSETS (LIABILITIES) - 0.3%		26,420,972
NET ASSETS - 100%		$10,485,796,450

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	2,029	March 2018	$128,689,325	$1,014,093	$1,014,093

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,304,345.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,102,858
Fidelity Securities Lending Cash Central Fund	6,176
Total	$5,109,034

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$717,163,629	$717,163,629	$--	$--
Consumer Staples	875,046,294	875,046,294	--	--
Energy	1,188,680,920	1,188,680,920	--	--
Financials	2,771,752,384	2,771,752,384	--	--
Health Care	1,232,943,303	1,232,943,303	--	--
Industrials	763,110,402	763,110,402	--	--
Information Technology	845,029,233	845,029,233	--	--
Materials	315,854,711	315,854,711	--	--
Real Estate	418,820,802	418,820,802	--	--
Telecommunication Services	313,242,551	313,242,551	--	--
Utilities	586,672,094	586,672,094	--	--
U.S. Government and Government Agency Obligations	2,304,345	--	2,304,345	--
Money Market Funds	428,754,810	428,754,810	--	--
Total Investments in Securities:	$10,459,375,478	$10,457,071,133	$2,304,345	$--
Derivative Instruments:
Assets
Futures Contracts	$1,014,093	$1,014,093	$--	$--
Total Assets	$1,014,093	$1,014,093	$--	$--
Total Derivative Instruments:	$1,014,093	$1,014,093	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,014,093	$0
Total Equity Risk	1,014,093	0
Total Value of Derivatives	$1,014,093	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $833,917) — See accompanying schedule: Unaffiliated issuers (cost $8,038,274,323)	$10,030,620,668
Fidelity Central Funds (cost $428,692,874)	428,754,810
Total Investment in Securities (cost $8,466,967,197)		$10,459,375,478
Cash		754,884
Receivable for investments sold		115,431,215
Receivable for fund shares sold		112,114,069
Dividends receivable		7,802,192
Distributions receivable from Fidelity Central Funds		461,246
Other receivables		174,281
Total assets		10,696,113,365
Liabilities
Payable for investments purchased	$154,252,960
Payable for fund shares redeemed	55,107,285
Payable for daily variation margin on futures contracts	49,550
Other payables and accrued expenses	44,706
Collateral on securities loaned	862,414
Total liabilities		210,316,915
Net Assets		$10,485,796,450
Net Assets consist of:
Paid in capital		$8,384,969,374
Undistributed net investment income		4,980,310
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		102,424,392
Net unrealized appreciation (depreciation) on investments		1,993,422,374
Net Assets		$10,485,796,450
Series Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($10,485,796,450 ÷ 778,442,719 shares)		$13.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$193,095,013
Special dividends		25,343,500
Interest		55,772
Income from Fidelity Central Funds		5,109,034
Total income		223,603,319
Expenses
Management fee
Basic fee	$17,044,842
Performance adjustment	(1,022,393)
Transfer agent fees	1,873,805
Accounting and security lending fees	420,102
Custodian fees and expenses	125,034
Independent trustees' fees and expenses	37,203
Audit	17,458
Legal	2,151
Miscellaneous	51,739
Total expenses before reductions	18,549,941
Expense reductions	(514,165)	18,035,776
Net investment income (loss)		205,567,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	550,826,916
Fidelity Central Funds	(1,285)
Foreign currency transactions	70,345
Futures contracts	12,516,287
Total net realized gain (loss)		563,412,263
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	647,532,940
Assets and liabilities in foreign currencies	(94)
Futures contracts	601,912
Total change in net unrealized appreciation (depreciation)		648,134,758
Net gain (loss)		1,211,547,021
Net increase (decrease) in net assets resulting from operations		$1,417,114,564

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$205,567,543	$131,058,521
Net realized gain (loss)	563,412,263	61,602,209
Change in net unrealized appreciation (depreciation)	648,134,758	1,504,778,454
Net increase (decrease) in net assets resulting from operations	1,417,114,564	1,697,439,184
Distributions to shareholders from net investment income	(200,956,092)	(126,338,283)
Distributions to shareholders from net realized gain	(475,842,770)	(97,954,379)
Total distributions	(676,798,862)	(224,292,662)
Share transactions - net increase (decrease)	561,627,353	547,108,835
Total increase (decrease) in net assets	1,301,943,055	2,020,255,357
Net Assets
Beginning of period	9,183,853,395	7,163,598,038
End of period	$10,485,796,450	$9,183,853,395
Other Information
Undistributed net investment income end of period	$4,980,310	$4,365,176

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Stock Selector Large Cap Value Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$10.38	$12.67	$11.96	$10.71
Income from Investment Operations
Net investment income (loss)A	.28B	.17	.18	.18	.15
Net realized and unrealized gain (loss)	1.63	2.25	(.96)	1.48	1.87
Total from investment operations	1.91	2.42	(.78)	1.66	2.02
Distributions from net investment income	(.28)	(.16)	(.20)C	(.16)	(.13)
Distributions from net realized gain	(.65)	(.14)	(1.31)C	(.79)	(.64)
Total distributions	(.93)	(.31)D	(1.51)	(.95)	(.77)
Net asset value, end of period	$13.47	$12.49	$10.38	$12.67	$11.96
Total ReturnE	15.62%	23.49%	(6.69)%	13.70%	18.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.20%	.67%	.73%	.72%	.75%
Expenses net of fee waivers, if any	.20%	.67%	.73%	.72%	.75%
Expenses net of all reductions	.20%	.66%	.72%	.72%	.75%
Net investment income (loss)	2.13%B	1.51%	1.43%	1.37%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$10,485,796	$3,615,123	$2,860,230	$3,226,266	$3,208,521
Portfolio turnover rateH	61%	54%	64%	55%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been 1.87%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.31 per share is comprised of distributions from net investment income of $.162 and distributions from net realized gain of $.144 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Value Discovery Fund	15.05%	12.08%	12.94%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Value Discovery Fund - Fidelity® Series Value Discovery Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$18,728	Fidelity® Series Value Discovery Fund - Fidelity® Series Value Discovery Fund
$20,287	Russell 3000® Value Index

Fidelity® Series Value Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Portfolio Manager Sean Gavin:  The fund gained 15.05% for the year, lagging the 16.65% advance of the Russell 3000® Value Index. Versus the benchmark, security selection in health care hurt most, especially a position in Israeli drugmaker Teva Pharmaceutical Industries. A non-benchmark holding, Teva experienced multiple business challenges, and I sold the position by period end. Other notable health care detractors included Ireland-based Allergan and U.K.-based Shire, the latter of which was not in the benchmark. In addition, the fund's stake in cash of 6%, on average, hampered our result in a rising market. Conversely, stock picking in financials contributed to our relative result, led by banking firm JPMorgan Chase, financial services provider State Street and alternative asset manager Blackstone Group. I sold Blackstone Group from the fund this period and notably reduced exposure to State Street and JPMorgan Chase, the latter of which remained our largest holding. The fund's top individual relative contributor was timely ownership of industrial conglomerate General Electric, another holding I eliminated by period end. This move was good timing in light of GE's especially poor performance later in the period. Stock picking in real estate also added meaningful value, as did an underweighting in this lagging sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Value Discovery Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	4.6
Berkshire Hathaway, Inc. Class B	4.1
Wells Fargo & Co.	3.7
Chevron Corp.	3.1
Amgen, Inc.	2.3
CVS Health Corp.	2.2
U.S. Bancorp	2.0
Verizon Communications, Inc.	1.9
Time Warner, Inc.	1.9
United Technologies Corp.	1.8
27.6

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	29.7
Health Care	13.5
Consumer Discretionary	11.8
Energy	9.4
Consumer Staples	8.7

Asset Allocation (% of fund's net assets)

As of January 31, 2018 *
Stocks	97.5%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 17.8%

Fidelity® Series Value Discovery Fund

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
Leisure Products - 0.4%
Vista Outdoor, Inc. (a)	1,934,800	$29,312,220
Media - 9.3%
CBS Corp. Class B	943,600	54,360,796
Cinemark Holdings, Inc.	1,270,900	46,769,120
Entercom Communications Corp. Class A	3,380,000	37,349,000
Interpublic Group of Companies, Inc.	3,768,900	82,501,221
Lions Gate Entertainment Corp. Class B (a)	2,850,600	91,219,200
The Walt Disney Co.	704,800	76,590,616
Time Warner, Inc.	1,443,300	137,618,655
Twenty-First Century Fox, Inc. Class A	2,892,800	106,744,320
WPP PLC	3,114,400	56,401,782
		689,554,710
Textiles, Apparel & Luxury Goods - 2.1%
LVMH Moet Hennessy - Louis Vuitton SA	172,695	54,096,905
PVH Corp.	659,200	102,228,736
		156,325,641

TOTAL CONSUMER DISCRETIONARY		875,192,571

CONSUMER STAPLES - 8.7%
Beverages - 0.9%
PepsiCo, Inc.	541,100	65,094,330
Food & Staples Retailing - 3.1%
CVS Health Corp.	2,075,143	163,293,003
Sysco Corp.	1,055,900	66,384,433
		229,677,436
Food Products - 3.1%
Campbell Soup Co.	808,200	37,621,710
Kellogg Co.	960,800	65,440,088
Seaboard Corp.	908	3,937,088
The J.M. Smucker Co.	994,400	126,179,416
		233,178,302
Personal Products - 0.7%
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	498,900	28,797,575
(NY Reg.)	377,800	21,719,722
		50,517,297
Tobacco - 0.9%
British American Tobacco PLC:
(United Kingdom)	488,700	33,401,031
sponsored ADR	553,881	37,719,296
		71,120,327

TOTAL CONSUMER STAPLES		649,587,692

ENERGY - 9.0%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	2,402,500	77,240,375
Dril-Quip, Inc. (a)	469,000	24,223,850
		101,464,225
Oil, Gas & Consumable Fuels - 7.6%
Chevron Corp.	1,852,103	232,161,111
Dynagas LNG Partners LP	471,478	5,473,860
GasLog Ltd. (b)	1,400,200	28,284,040
GasLog Partners LP	1,532,500	36,320,250
Golar LNG Ltd.	519,551	14,178,547
Golar LNG Partners LP	2,554,600	56,073,470
Hoegh LNG Partners LP (c)	1,073,900	19,706,065
Phillips 66 Co.	900,600	92,221,440
Suncor Energy, Inc.	1,143,300	41,419,063
Teekay Corp.	902,350	7,363,176
Teekay Offshore Partners LP	13,469,300	33,673,250
		566,874,272

TOTAL ENERGY		668,338,497

FINANCIALS - 29.7%
Banks - 13.1%
JPMorgan Chase & Co.	2,952,430	341,507,579
PNC Financial Services Group, Inc.	652,100	103,044,842
SunTrust Banks, Inc.	1,434,700	101,433,290
U.S. Bancorp	2,670,600	152,598,084
Wells Fargo & Co.	4,195,100	275,953,678
		974,537,473
Capital Markets - 2.4%
Goldman Sachs Group, Inc.	391,300	104,825,357
State Street Corp.	645,700	71,136,769
		175,962,126
Consumer Finance - 3.2%
Capital One Financial Corp.	642,500	66,794,300
Discover Financial Services	1,029,100	82,122,180
Synchrony Financial	2,302,400	91,359,232
		240,275,712
Diversified Financial Services - 4.6%
Berkshire Hathaway, Inc. Class B (a)	1,412,300	302,768,874
Standard Life PLC	6,216,857	37,558,904
		340,327,778
Insurance - 4.5%
Allstate Corp.	712,900	70,413,133
Chubb Ltd.	470,784	73,512,922
FNF Group	1,015,500	39,584,190
Prudential PLC	2,329,127	63,049,662
The Travelers Companies, Inc.	579,500	86,878,640
		333,438,547
Mortgage Real Estate Investment Trusts - 1.9%
AGNC Investment Corp.	2,628,800	49,395,152
Annaly Capital Management, Inc.	4,956,213	52,238,485
MFA Financial, Inc.	5,723,042	40,976,981
		142,610,618

TOTAL FINANCIALS		2,207,152,254

HEALTH CARE - 13.5%
Biotechnology - 3.4%
Amgen, Inc.	923,777	171,868,711
Shire PLC sponsored ADR	563,300	78,884,532
		250,753,243
Health Care Providers & Services - 4.0%
Aetna, Inc.	345,600	64,564,992
Anthem, Inc.	309,200	76,635,220
Cigna Corp.	488,700	101,820,645
McKesson Corp.	330,200	55,764,176
		298,785,033
Pharmaceuticals - 6.1%
Allergan PLC	498,700	89,895,662
Bayer AG	702,100	92,001,331
Johnson & Johnson	897,800	124,066,982
Pfizer, Inc.	2,302,377	85,280,044
Sanofi SA sponsored ADR	1,424,600	62,582,678
		453,826,697

TOTAL HEALTH CARE		1,003,364,973

INDUSTRIALS - 7.1%
Aerospace & Defense - 2.6%
Harris Corp.	375,300	59,815,314
United Technologies Corp.	987,300	136,257,273
		196,072,587
Machinery - 1.2%
Allison Transmission Holdings, Inc.	563,957	24,949,458
Deere & Co.	371,500	61,825,030
		86,774,488
Professional Services - 2.2%
Dun & Bradstreet Corp.	650,200	80,449,246
Nielsen Holdings PLC	2,238,300	83,734,803
		164,184,049
Road & Rail - 1.1%
Union Pacific Corp.	606,900	81,021,150

TOTAL INDUSTRIALS		528,052,274

INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 2.5%
Cisco Systems, Inc.	3,257,449	135,314,431
F5 Networks, Inc. (a)	344,100	49,736,214
		185,050,645
Electronic Equipment & Components - 1.0%
TE Connectivity Ltd.	705,108	72,294,723
Internet Software & Services - 1.9%
Alphabet, Inc. Class A (a)	55,500	65,613,210
comScore, Inc. (a)	1,542,486	34,937,308
eBay, Inc. (a)	1,128,500	45,794,530
		146,345,048
IT Services - 1.6%
Amdocs Ltd.	754,700	51,621,480
Cognizant Technology Solutions Corp. Class A	668,400	52,121,832
The Western Union Co.	642,500	13,357,575
		117,100,887
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	285,500	47,801,265

TOTAL INFORMATION TECHNOLOGY		568,592,568

MATERIALS - 3.4%
Chemicals - 1.9%
LyondellBasell Industries NV Class A	776,800	93,091,712
Monsanto Co.	426,300	51,923,340
		145,015,052
Containers & Packaging - 1.5%
Ball Corp.	1,274,100	48,772,548
Graphic Packaging Holding Co.	3,712,600	59,958,490
		108,731,038

TOTAL MATERIALS		253,746,090

REAL ESTATE - 1.1%
Real Estate Management & Development - 1.1%
CBRE Group, Inc. (a)	1,762,600	80,533,194
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	2,588,939	139,983,932
UTILITIES - 3.7%
Electric Utilities - 3.4%
Exelon Corp.	2,654,900	102,240,199
PPL Corp.	1,735,200	55,300,824
Xcel Energy, Inc.	2,012,400	91,845,936
		249,386,959
Gas Utilities - 0.3%
WGL Holdings, Inc.	261,400	22,015,108

TOTAL UTILITIES		271,402,067

TOTAL COMMON STOCKS
(Cost $6,259,726,678)		7,245,946,112

Other - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $34,736,679)	34,736,679	32,305,111

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 1.39% (g)	117,862,732	117,886,304
Fidelity Securities Lending Cash Central Fund 1.40% (g)(h)	958,181	958,277
TOTAL MONEY MARKET FUNDS
(Cost $118,844,487)		118,844,581
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $6,413,307,844)		7,397,095,804
NET OTHER ASSETS (LIABILITIES) - 0.5%		33,622,150
NET ASSETS - 100%		$7,430,717,954

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,305,111 or 0.4% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$34,736,679

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,594,849
Fidelity Securities Lending Cash Central Fund	762,869
Total	$4,357,718

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Hoegh LNG Partners LP	$--	$20,971,031	$--	$791,808	$--	$(1,264,966)	$19,706,065
Total	$--	$20,971,031	$--	$791,808	$--	$(1,264,966)	$19,706,065

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$875,192,571	$764,693,884	$110,498,687	$--
Consumer Staples	649,587,692	587,389,086	62,198,606	--
Energy	668,338,497	668,338,497	--	--
Financials	2,207,152,254	2,144,102,592	63,049,662	--
Health Care	1,003,364,973	911,363,642	92,001,331	--
Industrials	528,052,274	528,052,274	--	--
Information Technology	568,592,568	568,592,568	--	--
Materials	253,746,090	253,746,090	--	--
Real Estate	80,533,194	80,533,194	--	--
Telecommunication Services	139,983,932	139,983,932	--	--
Utilities	271,402,067	271,402,067	--	--
Other	32,305,111	--	--	32,305,111
Money Market Funds	118,844,581	118,844,581	--	--
Total Investments in Securities:	$7,397,095,804	$7,037,042,407	$327,748,286	$32,305,111

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.2%
United Kingdom	2.9%
Marshall Islands	2.1%
Switzerland	2.0%
Netherlands	1.9%
Bailiwick of Jersey	1.9%
Canada	1.8%
France	1.5%
Germany	1.2%
Ireland	1.2%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $917,080) — See accompanying schedule: Unaffiliated issuers (cost $6,273,492,326)	$7,258,545,158
Fidelity Central Funds (cost $118,844,487)	118,844,581
Other affiliated issuers (cost $20,971,031)	19,706,065
Total Investment in Securities (cost $6,413,307,844)		$7,397,095,804
Restricted cash		427,860
Foreign currency held at value (cost $2,590)		2,669
Receivable for investments sold		42,741,978
Receivable for fund shares sold		49,497,438
Dividends receivable		5,711,632
Distributions receivable from Fidelity Central Funds		208,680
Other receivables		351,161
Total assets		7,496,037,222
Liabilities
Payable for investments purchased	$11,340,675
Payable for fund shares redeemed	52,997,602
Other payables and accrued expenses	27,591
Collateral on securities loaned	953,400
Total liabilities		65,319,268
Net Assets		$7,430,717,954
Net Assets consist of:
Paid in capital		$6,443,619,208
Distributions in excess of net investment income		(1,287,594)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,582,203
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		983,804,137
Net Assets		$7,430,717,954
Series Value Discovery:
Net Asset Value, offering price and redemption price per share ($7,430,717,954 ÷ 535,061,201 shares)		$13.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends (including $791,808 earned from other affiliated issuers)		$227,562,195
Income from Fidelity Central Funds		4,357,718
Total income		231,919,913
Expenses
Management fee	$19,550,513
Transfer agent fees	2,632,829
Accounting and security lending fees	474,610
Custodian fees and expenses	128,587
Independent trustees' fees and expenses	37,970
Audit	16,988
Legal	2,913
Interest	15,884
Miscellaneous	64,334
Total expenses before reductions	22,924,628
Expense reductions	(758,251)	22,166,377
Net investment income (loss)		209,753,536
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	363,116,792
Redemptions in-kind with affiliated entities	1,529,538,334
Fidelity Central Funds	52,509
Foreign currency transactions	15,177
Written options	7,844,091
Total net realized gain (loss)		1,900,566,903
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(923,783,759)
Fidelity Central Funds	(59,840)
Other affiliated issuers	(1,264,966)
Assets and liabilities in foreign currencies	16,177
Written options	414,390
Total change in net unrealized appreciation (depreciation)		(924,677,998)
Net gain (loss)		975,888,905
Net increase (decrease) in net assets resulting from operations		$1,185,642,441

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$209,753,536	$278,768,904
Net realized gain (loss)	1,900,566,903	205,727,446
Change in net unrealized appreciation (depreciation)	(924,677,998)	2,236,635,252
Net increase (decrease) in net assets resulting from operations	1,185,642,441	2,721,131,602
Distributions to shareholders from net investment income	(149,871,066)	(273,192,794)
Distributions to shareholders from net realized gain	(462,206,675)	(244,271,206)
Total distributions	(612,077,741)	(517,464,000)
Share transactions - net increase (decrease)	(6,007,771,301)	(361,344,594)
Total increase (decrease) in net assets	(5,434,206,601)	1,842,323,008
Net Assets
Beginning of period	12,864,924,555	11,022,601,547
End of period	$7,430,717,954	$12,864,924,555
Other Information
Distributions in excess of net investment income end of period	$(1,287,594)	$(91,648,716)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Value Discovery Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.03	$10.83	$12.31	$11.80	$10.57
Income from Investment Operations
Net investment income (loss)A	.31	.27	.31	.32	.25
Net realized and unrealized gain (loss)	1.58	2.44	(.80)	.87	1.50
Total from investment operations	1.89	2.71	(.49)	1.19	1.75
Distributions from net investment income	(.25)B	(.26)	(.32)	(.28)	(.24)
Distributions from net realized gain	(.78)B	(.25)	(.67)	(.40)	(.28)
Total distributions	(1.03)	(.51)	(.99)	(.68)	(.52)
Net asset value, end of period	$13.89	$13.03	$10.83	$12.31	$11.80
Total ReturnC	15.05%	25.40%	(4.32)%	9.91%	16.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	.27%	.62%	.62%	.63%	.65%
Expenses net of fee waivers, if any	.27%	.62%	.62%	.63%	.65%
Expenses net of all reductions	.26%	.62%	.62%	.63%	.65%
Net investment income (loss)	2.29%	2.21%	2.51%	2.50%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$7,430,718	$5,063,707	$4,400,959	$4,809,405	$4,826,469
Portfolio turnover rateF	74%G	42%	41%	38%	42%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Value Discovery Fund (formerly Fidelity Series Equity-Income Fund) and Fidelity Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager.

Effective August 28, 2017, each Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series All-Sector Equity, Series Value Discovery and Series Stock Selector Large Cap Value, respectively.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, redemptions in kind and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series All-Sector Equity Fund	$4,545,436,082	$2,173,673,033	$(67,624,974)	$2,106,048,059
Fidelity Series Value Discovery Fund	6,420,102,362	1,140,931,308	(163,937,866)	976,993,442
Fidelity Series Stock Selector Large Cap Value Fund	8,478,240,609	2,187,627,422	(206,492,553)	1,981,134,869

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	$22,280,154	$233,126,203	$ 2,105,998,634
Fidelity Series Value Discovery Fund	5,656,968	4,432,157	977,009,619
Fidelity Series Stock Selector Large Cap Value Fund	4,978,118	136,703,543	1,981,134,869

Fidelity Series Stock Selector Large Cap Value Fund intends to elect to defer to its next fiscal year $21,989,454 of capital losses recognized during the period November 1, 2017 to January 31, 2018.

The tax character of distributions paid was as follows:

January 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$119,099,937	$722,733,811	$841,833,748
Fidelity Series Value Discovery Fund	273,934,484	338,143,257	612,077,741
Fidelity Series Stock Selector Large Cap Value Fund	326,806,315	349,992,547	676,798,862

January 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$83,080,612	$924,487,766	$1,007,568,378
Fidelity Series Value Discovery Fund	293,872,103	223,591,897	517,464,000
Fidelity Series Stock Selector Large Cap Value Fund	126,338,283	97,954,379	224,292,662

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Series Value Discovery Fund (the Fund) invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $32,732,971 in this Subsidiary, representing .44% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Funds attempt to reduce their exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Funds the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Funds receive collateral in the form of cash or securities once each Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Funds' custodian bank in accordance with the collateral agreements entered into between the Funds, the counterparty and the Funds' custodian bank. The Funds could experience delays and costs in gaining access to the collateral even though it is held by the Funds' custodian bank. The Funds' maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Funds. The Funds may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts and exchange-traded options are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Fund used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Series Value Discovery Fund (the Fund) used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	3,666,892,153	4,259,405,721
Fidelity Series Value Discovery Fund	6,785,839,797	6,571,281,852
Fidelity Series Stock Selector Large Cap Value Fund	5,640,310,232	5,563,481,980

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Funds with investment management related services for which the Funds paid a monthly management fee. The management fee was the sum of an individual fund fee rate and an annualized group fee rate, as presented in the table below. The individual fund fee rate was applied to each Fund's average net assets. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee for Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Funds was subject to a performance adjustment (up to a maximum of +/- .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee was based on Series All-Sector Equity Fund's and Fidelity Series Stock Selector Large Cap Value Fund's relative investment performance of as compared to its benchmark index over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate
Fidelity Series All-Sector Equity Fund	.30%	.24%
Fidelity Series Value Discovery Fund	.20%	.24%
Fidelity Series Stock Selector Large Cap Value Fund	.30%	.24%

Performance Benchmark
Fidelity Series All-Sector Equity Fund	Russell 1000 Index
Fidelity Series Stock Selector Large Cap Value Fund	Russell 1000 Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class F. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	$1,464,180.03
Fidelity Series Value Discovery Fund
Series Value Discovery	$2,632,829.05
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	$1,873,805.03

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$106,947
Fidelity Series Value Discovery Fund	343,471
Fidelity Series Stock Selector Large Cap Value Fund	176,060

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Value Discovery Fund	Borrower	$35,744,545	1.34%	$14,584

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 454,588,598 shares of Fidelity Series Value Discovery Fund held by affiliated entities were redeemed in kind for investments and cash with a value of $6,049,509,537. The net realized gain of $1,529,538,334 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Fidelity Series All-Sector Equity Fund	$6,935
Fidelity Series Value Discovery Fund	285,668

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series All-Sector Equity Fund	$18,893
Fidelity Series Value Discovery Fund	30,033
Fidelity Series Stock Selector Large Cap Value Fund	29,127

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Fidelity Series All-Sector Equity Fund	$24,104	$2,290
Fidelity Series Value Discovery Fund	$762,869	$32,008
Fidelity Series Stock Selector Large Cap Value Fund	$6,176	$–

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Value Discovery Fund	$9,399,000	1.66%	$1,300

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series All-Sector Equity Fund	$156,596	$–
Fidelity Series Value Discovery Fund	697,192	2,594
Fidelity Series Stock Selector Large Cap Value Fund	472,444	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Series All-Sector Equity Fund	$26,655
Fidelity Series Value Discovery Fund	58,465
Fidelity Series Stock Selector Large Cap Value Fund	41,721

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$84,485,761	$34,765,591
Class F	778,754	48,315,021
Total	$85,264,515	$83,080,612
From net realized gain
Series All-Sector Equity	$645,726,540	$422,768,442
Class F	110,842,693	501,719,324
Total	$756,569,233	$924,487,766
Fidelity Series Value Discovery Fund
From net investment income
Series Value Discovery	$81,449,326	$102,206,696
Class F	68,421,740	170,986,098
Total	$149,871,066	$273,192,794
From net realized gain
Series Value Discovery	$383,419,382	$96,030,059
Class F	78,787,293	148,241,147
Total	$462,206,675	$244,271,206
Fidelity Series Stock Selector Large Cap Value Fund
From net investment income
Series Stock Selector Large Cap Value	$196,951,761	$46,370,074
Class F	4,004,331	79,968,209
Total	$200,956,092	$126,338,283
From net realized gain
Series Stock Selector Large Cap Value	$458,490,671	$39,189,968
Class F	17,352,099	58,764,411
Total	$475,842,770	$97,954,379

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	284,598,389	17,447,715	$3,701,113,864	$222,380,318
Reinvestment of distributions	57,825,664	37,633,076	730,212,301	457,534,033
Shares redeemed	(77,770,587)	(200,487,503)	(1,027,443,751)	(2,648,784,288)
Net increase (decrease)	264,653,466	(145,406,712)	$3,403,882,414	$(1,968,869,937)
Class F
Shares sold	17,419,838	37,500,429	$220,628,351	$476,054,798
Reinvestment of distributions	9,008,995	45,316,663	111,621,447	550,034,345
Shares redeemed	(288,104,477)	(243,062,018)	(3,729,449,444)	(3,202,248,512)
Net increase (decrease)	(261,675,644)	(160,244,926)	$(3,397,199,646)	$(2,176,159,369)
Fidelity Series Value Discovery Fund
Series Value Discovery
Shares sold	359,596,343	31,432,432	$4,706,853,232	$384,128,003
Reinvestment of distributions	34,973,828	16,245,329	464,868,708	198,236,755
Shares redeemed	(248,104,733)(a)	(65,420,830)	(3,299,221,934)(a)	(784,109,546)
Net increase (decrease)	146,465,438	(17,743,069)	$1,872,500,006	$(201,744,788)
Class F
Shares sold	33,199,574	81,750,336	$439,081,260	$983,756,162
Reinvestment of distributions	11,137,913	26,139,126	147,209,033	319,227,245
Shares redeemed	(642,768,758)(a)	(120,613,647)	(8,466,561,600)(a)	(1,462,583,213)
Net increase (decrease)	(598,431,271)	(12,724,185)	$(7,880,271,307)	$(159,599,806)
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value
Shares sold	506,849,247	38,562,816	$6,538,339,415	$456,534,754
Reinvestment of distributions	50,657,934	7,285,333	655,442,432	85,560,042
Shares redeemed	(68,423,833)	(32,016,026)	(894,534,018)	(365,140,651)
Net increase (decrease)	489,083,348	13,832,123	$6,299,247,829	$176,954,145
Class F
Shares sold	32,789,177	85,332,565	$420,765,409	$995,931,948
Reinvestment of distributions	1,658,108	11,754,285	21,356,430	138,732,620
Shares redeemed	(479,833,926)	(66,070,266)	(6,179,742,315)	(764,509,878)
Net increase (decrease)	(445,386,641)	31,016,584	$(5,737,620,476)	$370,154,690

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

13. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (formerly Fidelity Series Equity-Income Fund):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the "Funds"), each a fund of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	- %-C
Actual		$1,000.00	$1,141.20	$- -D
Hypothetical-E		$1,000.00	$1,024.21	$--D
Fidelity Series Value Discovery Fund
Series Value Discovery	- %-C
Actual		$1,000.00	$1,097.10	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	- %-C
Actual		$1,000.00	$1,103.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C Amount less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series All-Sector Equity Fund	03/12/18	03/09/18	$0.001	$0.526
Fidelity Series Value Discovery Fund	03/12/18	03/09/18	$0.000	$0.020
Fidelity Series Stock Selector Large Cap Value Fund	03/12/18	03/09/18	$0.007	$0.177

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$756,459,361
Fidelity Series Value Discovery Fund	$258,380,924
Fidelity Series Stock Selector Large Cap Value Fund	$456,973,122

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Value Discovery Fund	0.25%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Retail Class	Class F
Fidelity Series All-Sector Equity Fund
March, 2017	100%	89%
December, 2017	71%	0%
Fidelity Series Value Discovery Fund
March, 2017	34%	33%
April, 2017	85%	76%
July, 2017	82%	77%
December, 2017	79%	0%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2017	100%	86%
December, 2017	58%	0%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Retail Class	Class F
Fidelity Series All-Sector Equity Fund
March, 2017	100%	91%
December, 2017	76%	0%
Fidelity Series Value Discovery Fund
March, 2017	45%	43%
April, 2017	94%	85%
July, 2017	92%	86%
December, 2017	88%	0%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2017	100%	87%
December, 2017	61%	0%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

EDT-LDT-ANN-0318
1.956971.105

Fidelity Advisor® Series Equity Value Fund (formerly Fidelity Advisor® Series Equity-Income Fund) Fidelity Advisor® Series Stock Selector Large Cap Value Fund Annual Report January 31, 2018

Contents

Notes to Shareholders
Fidelity Advisor® Series Equity Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Notes to Shareholders

Fidelity Advisor® Series Equity Value Fund

On January 1, 2018, Sean Gavin became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Jim Morrow since April 2017.

Over time, we expected that Sean would add his own unique investment style to seek long-term investment results, employing an intrinsic-value approach. Given this change, we determined that a repositioning of the fund to a traditional value strategy was warranted.

The Equity and High Income Board of Trustees approved changes to the strategy name (Series Equity-Income to Series Equity Value), its investment objective and policies to remove the emphasis on income.

The Fixed Income and Asset Allocation Board (acting on behalf of Fidelity’s asset allocation strategies as sole shareholder of the Series Funds) unanimously consented to the changes, and the repositioning was completed on August 15, 2017.

Fidelity Advisor® Series Equity Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Equity Value Fund	15.04%	12.08%	13.00%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$18,778	Fidelity Advisor® Series Equity Value Fund
$20,287	Russell 3000® Value Index

Fidelity Advisor® Series Equity Value Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund gained 15.04%, lagging the 16.65% advance of the Russell 3000® Value Index. Versus the benchmark, security selection in health care hurt most, especially a position in Israeli drugmaker Teva Pharmaceutical Industries. A non-benchmark holding, Teva experienced multiple business challenges, and I sold the position by period end. Other notable health care detractors included Ireland-based Allergan and U.K.-based Shire, the latter of which was not in the benchmark the past year. In addition, the fund's stake in cash of 6%, on average, hampered our result in a rising market. Conversely, stock picking in financials contributed to our relative result, led by banking firm JPMorgan Chase, financial services provider State Street and alternative asset manager Blackstone Group. I sold Blackstone Group from the fund this period and meaningfully reduced exposure to State Street and JPMorgan Chase, the latter of which remained our largest holding. The fund's top individual relative contributor was timely ownership of industrial conglomerate General Electric, another holding I eliminated by period end. This move was good timing in light of GE's especially poor performance later in the period. Stock picking in real estate also added value, as did an underweighting in this lagging sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Series Equity Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	4.6
Berkshire Hathaway, Inc. Class B	4.1
Wells Fargo & Co.	3.7
Chevron Corp.	3.1
Amgen, Inc.	2.3
CVS Health Corp.	2.2
U.S. Bancorp	2.0
Verizon Communications, Inc.	1.9
Time Warner, Inc.	1.9
United Technologies Corp.	1.8
27.6

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	29.7
Health Care	13.5
Consumer Discretionary	11.8
Energy	9.4
Consumer Staples	8.8

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks	97.7%
Other Investments	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 17.8%

Fidelity Advisor® Series Equity Value Fund

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
Leisure Products - 0.4%
Vista Outdoor, Inc. (a)	315,600	$4,781,340
Media - 9.3%
CBS Corp. Class B	147,300	8,485,953
Cinemark Holdings, Inc.	201,400	7,411,520
Entercom Communications Corp. Class A	527,700	5,831,085
Interpublic Group of Companies, Inc.	583,500	12,772,815
Lions Gate Entertainment Corp. Class B (a)	441,300	14,121,600
The Walt Disney Co.	110,000	11,953,700
Time Warner, Inc.	223,400	21,301,190
Twenty-First Century Fox, Inc. Class A	451,500	16,660,350
WPP PLC	482,200	8,732,642
		107,270,855
Textiles, Apparel & Luxury Goods - 2.1%
LVMH Moet Hennessy - Louis Vuitton SA	27,332	8,561,780
PVH Corp.	102,100	15,833,668
		24,395,448

TOTAL CONSUMER DISCRETIONARY		136,447,643

CONSUMER STAPLES - 8.8%
Beverages - 0.9%
PepsiCo, Inc.	83,800	10,081,140
Food & Staples Retailing - 3.1%
CVS Health Corp.	323,887	25,486,668
Sysco Corp.	163,500	10,279,245
		35,765,913
Food Products - 3.1%
Campbell Soup Co.	129,500	6,028,225
Kellogg Co.	148,700	10,127,957
Seaboard Corp.	100	433,600
The J.M. Smucker Co.	154,000	19,541,060
		36,130,842
Personal Products - 0.7%
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	80,000	4,617,771
(NY Reg.)	61,400	3,529,886
		8,147,657
Tobacco - 1.0%
British American Tobacco PLC:
(United Kingdom)	79,000	5,399,389
sponsored ADR	87,710	5,973,051
		11,372,440

TOTAL CONSUMER STAPLES		101,497,992

ENERGY - 9.0%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	372,800	11,985,520
Dril-Quip, Inc. (a)	72,900	3,765,285
		15,750,805
Oil, Gas & Consumable Fuels - 7.6%
Chevron Corp.	286,769	35,946,494
Dynagas LNG Partners LP	74,749	867,836
GasLog Ltd. (b)	216,800	4,379,360
GasLog Partners LP	247,200	5,858,640
Golar LNG Ltd.	79,089	2,158,339
Golar LNG Partners LP	395,500	8,681,225
Hoegh LNG Partners LP	167,700	3,077,295
Phillips 66 Co.	141,200	14,458,880
Suncor Energy, Inc.	177,000	6,412,293
Teekay Corp. (b)	140,800	1,148,928
Teekay Offshore Partners LP	2,101,600	5,254,000
		88,243,290

TOTAL ENERGY		103,994,095

FINANCIALS - 29.7%
Banks - 13.1%
JPMorgan Chase & Co.	457,130	52,876,227
PNC Financial Services Group, Inc.	102,200	16,149,644
SunTrust Banks, Inc.	224,900	15,900,430
U.S. Bancorp	413,421	23,622,876
Wells Fargo & Co.	655,049	43,089,123
		151,638,300
Capital Markets - 2.4%
Goldman Sachs Group, Inc.	61,400	16,448,446
State Street Corp.	100,700	11,094,119
		27,542,565
Consumer Finance - 3.2%
Capital One Financial Corp.	99,500	10,344,020
Discover Financial Services	159,300	12,712,140
Synchrony Financial	361,000	14,324,480
		37,380,640
Diversified Financial Services - 4.6%
Berkshire Hathaway, Inc. Class B (a)	218,700	46,884,906
Standard Life PLC	993,452	6,001,902
		52,886,808
Insurance - 4.5%
Allstate Corp.	111,800	11,042,486
Chubb Ltd.	73,793	11,522,777
FNF Group	162,300	6,326,454
Prudential PLC	360,593	9,761,283
The Travelers Companies, Inc.	89,700	13,447,824
		52,100,824
Mortgage Real Estate Investment Trusts - 1.9%
AGNC Investment Corp.	410,600	7,715,174
Annaly Capital Management, Inc.	766,104	8,074,736
MFA Financial, Inc.	905,950	6,486,602
		22,276,512

TOTAL FINANCIALS		343,825,649

HEALTH CARE - 13.5%
Biotechnology - 3.4%
Amgen, Inc.	143,000	26,605,150
Shire PLC sponsored ADR	87,200	12,211,488
		38,816,638
Health Care Providers & Services - 4.0%
Aetna, Inc.	53,500	9,994,870
Anthem, Inc.	47,900	11,872,015
Cigna Corp.	76,100	15,855,435
McKesson Corp.	52,100	8,798,648
		46,520,968
Pharmaceuticals - 6.1%
Allergan PLC	77,200	13,916,072
Bayer AG	110,100	14,427,213
Johnson & Johnson	138,993	19,207,443
Pfizer, Inc.	359,536	13,317,213
Sanofi SA sponsored ADR	220,600	9,690,958
		70,558,899

TOTAL HEALTH CARE		155,896,505

INDUSTRIALS - 7.1%
Aerospace & Defense - 2.6%
Harris Corp.	58,100	9,259,978
United Technologies Corp.	152,900	21,101,729
		30,361,707
Machinery - 1.2%
Allison Transmission Holdings, Inc.	89,100	3,941,784
Deere & Co.	57,500	9,569,150
		13,510,934
Professional Services - 2.2%
Dun & Bradstreet Corp.	100,900	12,484,357
Nielsen Holdings PLC	350,900	13,127,169
		25,611,526
Road & Rail - 1.1%
Union Pacific Corp.	94,700	12,642,450

TOTAL INDUSTRIALS		82,126,617

INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 2.5%
Cisco Systems, Inc.	504,359	20,951,073
F5 Networks, Inc. (a)	53,700	7,761,798
		28,712,871
Electronic Equipment & Components - 1.0%
TE Connectivity Ltd.	109,124	11,188,484
Internet Software & Services - 2.0%
Alphabet, Inc. Class A (a)	8,600	10,167,092
comScore, Inc. (a)(b)	240,805	5,454,233
eBay, Inc. (a)	175,100	7,105,558
		22,726,883
IT Services - 1.6%
Amdocs Ltd.	119,600	8,180,640
Cognizant Technology Solutions Corp. Class A	106,300	8,289,274
The Western Union Co.	112,300	2,334,717
		18,804,631
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	44,500	7,450,635

TOTAL INFORMATION TECHNOLOGY		88,883,504

MATERIALS - 3.4%
Chemicals - 1.9%
LyondellBasell Industries NV Class A	121,300	14,536,592
Monsanto Co.	67,600	8,233,680
		22,770,272
Containers & Packaging - 1.5%
Ball Corp.	202,000	7,732,560
Graphic Packaging Holding Co.	588,600	9,505,890
		17,238,450

TOTAL MATERIALS		40,008,722

REAL ESTATE - 1.1%
Real Estate Management & Development - 1.1%
CBRE Group, Inc. (a)	276,400	12,628,716
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
Verizon Communications, Inc.	400,790	21,670,715
UTILITIES - 3.7%
Electric Utilities - 3.4%
Exelon Corp.	416,300	16,031,713
PPL Corp.	275,100	8,767,437
Xcel Energy, Inc.	315,500	14,399,420
		39,198,570
Gas Utilities - 0.3%
WGL Holdings, Inc.	42,600	3,587,772

TOTAL UTILITIES		42,786,342

TOTAL COMMON STOCKS
(Cost $960,302,039)		1,129,766,500

Other - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $4,632,348)	4,632,348	4,308,084

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 1.39% (f)	19,116,689	19,120,512
Fidelity Securities Lending Cash Central Fund 1.40% (f)(g)	2,765,474	2,765,750
TOTAL MONEY MARKET FUNDS
(Cost $21,886,335)		21,886,262
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $986,820,722)		1,155,960,846
NET OTHER ASSETS (LIABILITIES) - 0.0%		322,254
NET ASSETS - 100%		$1,156,283,100

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,308,084 or 0.4% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$4,632,348

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$496,953
Fidelity Securities Lending Cash Central Fund	118,312
Total	$615,265

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$136,447,643	$119,153,221	$17,294,422	$--
Consumer Staples	101,497,992	91,480,832	10,017,160	--
Energy	103,994,095	103,994,095	--	--
Financials	343,825,649	334,064,366	9,761,283	--
Health Care	155,896,505	141,469,292	14,427,213	--
Industrials	82,126,617	82,126,617	--	--
Information Technology	88,883,504	88,883,504	--	--
Materials	40,008,722	40,008,722	--	--
Real Estate	12,628,716	12,628,716	--	--
Telecommunication Services	21,670,715	21,670,715	--	--
Utilities	42,786,342	42,786,342	--	--
Other	4,308,084	--	--	4,308,084
Money Market Funds	21,886,262	21,886,262	--	--
Total Investments in Securities:	$1,155,960,846	$1,100,152,684	$51,500,078	$4,308,084

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.2%
United Kingdom	2.9%
Marshall Islands	2.1%
Switzerland	2.0%
Netherlands	1.9%
Bailiwick of Jersey	1.9%
Canada	1.8%
France	1.5%
Germany	1.2%
Ireland	1.2%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Series Equity Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $2,631,298) — See accompanying schedule: Unaffiliated issuers (cost $964,934,387)	$1,134,074,584
Fidelity Central Funds (cost $21,886,335)	21,886,262
Total Investment in Securities (cost $986,820,722)		$1,155,960,846
Restricted cash		58,181
Foreign currency held at value (cost $322)		332
Receivable for investments sold		6,740,415
Receivable for fund shares sold		4,772,271
Dividends receivable		896,475
Distributions receivable from Fidelity Central Funds		29,030
Other receivables		56,943
Total assets		1,168,514,493
Liabilities
Payable for investments purchased	$1,694,678
Payable for fund shares redeemed	7,753,775
Other payables and accrued expenses	18,040
Collateral on securities loaned	2,764,900
Total liabilities		12,231,393
Net Assets		$1,156,283,100
Net Assets consist of:
Paid in capital		$985,065,687
Undistributed net investment income		120,216
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,954,461
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		169,142,736
Net Assets, for 86,008,755 shares outstanding		$1,156,283,100
Net Asset Value, offering price and redemption price per share ($1,156,283,100 ÷ 86,008,755 shares)		$13.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$31,996,715
Income from Fidelity Central Funds		615,265
Total income		32,611,980
Expenses
Management fee	$2,447,076
Transfer agent fees	921,222
Accounting and security lending fees	170,483
Custodian fees and expenses	45,686
Independent trustees' fees and expenses	5,275
Audit	16,988
Legal	1,096
Interest	199
Miscellaneous	9,201
Total expenses before reductions	3,617,226
Expense reductions	(117,485)	3,499,741
Net investment income (loss)		29,112,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	89,838,501
Redemptions in-kind with affiliated entities	135,786,829
Fidelity Central Funds	(1)
Foreign currency transactions	1,205
Written options	1,066,311
Total net realized gain (loss)		226,692,845
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(82,358,824)
Fidelity Central Funds	(1,221)
Assets and liabilities in foreign currencies	2,612
Written options	60,934
Total change in net unrealized appreciation (depreciation)		(82,296,499)
Net gain (loss)		144,396,346
Net increase (decrease) in net assets resulting from operations		$173,508,585

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,112,239	$35,960,917
Net realized gain (loss)	226,692,845	29,424,888
Change in net unrealized appreciation (depreciation)	(82,296,499)	305,672,151
Net increase (decrease) in net assets resulting from operations	173,508,585	371,057,956
Distributions to shareholders from net investment income	(19,287,881)	(37,037,611)
Distributions to shareholders from net realized gain	(104,511,364)	(34,594,261)
Total distributions	(123,799,245)	(71,631,872)
Share transactions
Proceeds from sales of shares	130,293,748	172,539,476
Reinvestment of distributions	123,799,245	71,631,872
Cost of shares redeemed	(796,877,232)	(461,348,979)
Net increase (decrease) in net assets resulting from share transactions	(542,784,239)	(217,177,631)
Total increase (decrease) in net assets	(493,074,899)	82,248,453
Net Assets
Beginning of period	1,649,357,999	1,567,109,546
End of period	$1,156,283,100	$1,649,357,999
Other Information
Undistributed net investment income end of period	$120,216	$–
Distributions in excess of net investment income end of period	$–	$(13,483,051)
Shares
Sold	9,806,742	14,274,083
Issued in reinvestment of distributions	9,545,702	5,905,698
Redeemed	(59,980,507)	(38,117,394)
Net increase (decrease)	(40,628,063)	(17,937,613)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Equity Value Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.02	$10.84	$12.37	$11.84	$10.60
Income from Investment Operations
Net investment income (loss)A	.30	.26	.31	.32	.25
Net realized and unrealized gain (loss)	1.57	2.46	(.80)	.88	1.49
Total from investment operations	1.87	2.72	(.49)	1.20	1.74
Distributions from net investment income	(.22)B	(.28)	(.33)	(.28)	(.24)
Distributions from net realized gain	(1.23)B	(.26)	(.71)	(.39)	(.26)
Total distributions	(1.45)	(.54)	(1.04)	(.67)	(.50)
Net asset value, end of period	$13.44	$13.02	$10.84	$12.37	$11.84
Total ReturnC	15.04%	25.49%	(4.34)%	9.99%	16.44%
Ratios to Average Net AssetsD,E
Expenses before reductions	.28%	.66%	.66%	.66%	.68%
Expenses net of fee waivers, if any	.28%	.66%	.66%	.66%	.68%
Expenses net of all reductions	.27%	.66%	.66%	.66%	.68%
Net investment income (loss)	2.25%	2.19%	2.50%	2.48%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,156,283	$1,649,358	$1,567,110	$1,786,446	$1,770,773
Portfolio turnover rateF	82%G	39%	42%	39%	44%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Stock Selector Large Cap Value Fund	15.03%	12.46%	13.61%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$19,312	Fidelity Advisor® Series Stock Selector Large Cap Value Fund
$20,371	Russell 1000® Value Index

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Portfolio Manager Matthew Friedman:  The fund gained 15.03% for the year, behind the 17.22% return of the Russell 1000® Value Index. Versus the benchmark, choices in consumer staples, financials and consumer discretionary, along with a cash stake of about 4%, on average, detracted most, whereas picks in several sectors, led by utilities, modestly contributed. The energy sector underperformed the broader Russell index as investors remained concerned about the sustainability of oil prices. In this environment, overweighting energy exploration & production firm Anadarko Petroleum (-13%) was our biggest individual detractor. Not owning index constituent JPMorgan Chase (+40%) also hurt materially. Conversely, avoiding integrated oil giant Exxon Mobil (+8%) and oilfield servicer Schlumberger (-10%), two benchmark components, were our top contributors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On January 3, 2017, John Sheehy assumed sole management responsibilities for the fund's technology and telecom sleeves. On December 1, 2017, Laurie Mundt assumed joint responsibility for the consumer staples sleeve of the fund with Kathy Buck, and Chip Perrone assumed joint responsibility for the consumer discretionary sleeve with Kathy, who plans to retire from portfolio management on March 31, 2018.

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.2
Chevron Corp.	2.9
Wells Fargo & Co.	2.5
Johnson & Johnson	2.4
Cisco Systems, Inc.	2.3
Goldman Sachs Group, Inc.	2.1
ConocoPhillips Co.	2.0
U.S. Bancorp	1.7
Bank of America Corp.	1.6
Pfizer, Inc.	1.6
23.3

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	26.4
Health Care	12.3
Energy	10.6
Consumer Staples	8.3
Information Technology	8.3

Asset Allocation (% of fund's net assets)

As of January 31, 2018 *
Stocks and Equity Futures	96.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments - 8.5%

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
CONSUMER DISCRETIONARY - 7.1%
Auto Components - 0.6%
Delphi Technologies PLC	125,559	$6,934,624
Diversified Consumer Services - 0.6%
ServiceMaster Global Holdings, Inc. (a)	124,652	6,571,653
Household Durables - 0.8%
Mohawk Industries, Inc. (a)	34,400	9,668,464
Internet & Direct Marketing Retail - 0.6%
Liberty Interactive Corp. QVC Group Series A (a)	263,881	7,412,417
Media - 2.6%
Liberty Broadband Corp. Class C (a)	127,145	12,148,705
The Walt Disney Co.	165,624	17,998,360
		30,147,065
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	38,078	4,378,970
Specialty Retail - 0.7%
Burlington Stores, Inc. (a)	65,500	7,972,005
Textiles, Apparel & Luxury Goods - 0.8%
PVH Corp.	57,505	8,917,875

TOTAL CONSUMER DISCRETIONARY		82,003,073

CONSUMER STAPLES - 8.3%
Beverages - 0.4%
PepsiCo, Inc.	40,500	4,872,150
Food & Staples Retailing - 2.2%
CVS Health Corp.	117,050	9,210,665
Walgreens Boots Alliance, Inc.	40,899	3,078,059
Walmart, Inc.	123,698	13,186,207
		25,474,931
Food Products - 2.7%
Bunge Ltd.	13,300	1,056,419
ConAgra Foods, Inc.	59,700	2,268,600
Darling International, Inc. (a)	152,900	2,834,766
Ingredion, Inc.	11,900	1,709,316
Mondelez International, Inc.	199,419	8,854,204
The J.M. Smucker Co.	21,829	2,769,882
The Kraft Heinz Co.	108,229	8,484,071
Tyson Foods, Inc. Class A	43,400	3,303,174
		31,280,432
Household Products - 1.8%
Kimberly-Clark Corp.	16,200	1,895,400
Procter & Gamble Co.	220,657	19,051,525
		20,946,925
Tobacco - 1.2%
Altria Group, Inc.	69,200	4,867,528
Philip Morris International, Inc.	87,146	9,344,666
		14,212,194

TOTAL CONSUMER STAPLES		96,786,632

ENERGY - 10.6%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	360,181	11,579,819
Dril-Quip, Inc. (a)	85,121	4,396,500
		15,976,319
Oil, Gas & Consumable Fuels - 9.2%
Andeavor	34,464	3,727,626
Cabot Oil & Gas Corp.	268,576	7,076,978
Cenovus Energy, Inc.	902,883	8,610,421
Cheniere Energy, Inc. (a)	151,500	8,568,840
Chevron Corp.	263,886	33,078,110
ConocoPhillips Co.	399,706	23,506,710
EQT Corp.	122,600	6,655,954
Phillips 66 Co.	77,700	7,956,480
Valero Energy Corp.	86,800	8,330,196
		107,511,315

TOTAL ENERGY		123,487,634

FINANCIALS - 26.4%
Banks - 9.2%
Bank of America Corp.	602,000	19,264,000
CIT Group, Inc.	186,900	9,473,961
Citigroup, Inc.	116,600	9,150,768
JPMorgan Chase & Co.	37,300	4,314,491
PNC Financial Services Group, Inc.	59,300	9,370,586
Popular, Inc.	163,074	6,627,327
U.S. Bancorp	341,608	19,519,481
Wells Fargo & Co.	452,375	29,757,228
		107,477,842
Capital Markets - 3.8%
Brookfield Asset Management, Inc. Class A	41,000	1,716,000
Franklin Resources, Inc.	223,400	9,474,394
Goldman Sachs Group, Inc.	89,922	24,089,205
The Blackstone Group LP	236,400	8,640,420
		43,920,019
Consumer Finance - 3.8%
Ally Financial, Inc.	45,100	1,342,627
American Express Co.	63,400	6,301,960
Capital One Financial Corp.	160,186	16,652,937
Discover Financial Services	217,700	17,372,460
Synchrony Financial	50,000	1,984,000
Trisura Group Ltd.	269	5,494
		43,659,478
Diversified Financial Services - 4.2%
Berkshire Hathaway, Inc. Class B (a)	229,739	49,251,443
Insurance - 5.1%
AFLAC, Inc.	135,600	11,959,920
American International Group, Inc.	11,300	722,296
Chubb Ltd.	97,247	15,185,119
MetLife, Inc.	114,251	5,492,046
Reinsurance Group of America, Inc.	68,100	10,667,865
The Travelers Companies, Inc.	99,700	14,947,024
		58,974,270
Mortgage Real Estate Investment Trusts - 0.3%
Annaly Capital Management, Inc.	293,235	3,090,697

TOTAL FINANCIALS		306,373,749

HEALTH CARE - 12.3%
Biotechnology - 1.2%
Amgen, Inc.	71,111	13,230,202
Prothena Corp. PLC (a)	9	376
		13,230,578
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	134,900	8,385,384
Baxter International, Inc.	21,900	1,577,457
Medtronic PLC	129,228	11,099,393
		21,062,234
Health Care Providers & Services - 1.8%
Anthem, Inc.	19,800	4,907,430
Cigna Corp.	35,076	7,308,085
Humana, Inc.	18,100	5,101,123
McKesson Corp.	20,500	3,462,040
		20,778,678
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	25,400	5,692,394
Pharmaceuticals - 7.0%
Allergan PLC	33,100	5,966,606
Bristol-Myers Squibb Co.	38,883	2,434,076
Jazz Pharmaceuticals PLC (a)	102,176	14,891,130
Johnson & Johnson	197,647	27,312,839
Merck & Co., Inc.	196,699	11,654,416
Pfizer, Inc.	516,938	19,147,384
		81,406,451

TOTAL HEALTH CARE		142,170,335

INDUSTRIALS - 7.0%
Aerospace & Defense - 1.1%
Raytheon Co.	34,785	7,267,978
United Technologies Corp.	36,796	5,078,216
		12,346,194
Airlines - 1.6%
American Airlines Group, Inc.	203,950	11,078,564
JetBlue Airways Corp. (a)	159,686	3,331,050
United Continental Holdings, Inc. (a)	67,259	4,561,505
		18,971,119
Construction & Engineering - 0.8%
AECOM (a)	233,273	9,123,307
Electrical Equipment - 1.0%
AMETEK, Inc.	55,808	4,258,150
Sensata Technologies Holding BV (a)	132,143	7,433,044
		11,691,194
Industrial Conglomerates - 1.0%
General Electric Co.	501,365	8,107,072
Honeywell International, Inc.	18,153	2,898,490
		11,005,562
Road & Rail - 1.0%
Avis Budget Group, Inc. (a)	81,806	3,677,998
Norfolk Southern Corp.	55,872	8,429,967
		12,107,965
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	146,738	5,706,641

TOTAL INDUSTRIALS		80,951,982

INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 2.8%
Cisco Systems, Inc.	644,914	26,789,728
Juniper Networks, Inc.	225,700	5,902,055
		32,691,783
Electronic Equipment & Components - 0.3%
Dell Technologies, Inc. (a)	44,900	3,219,330
Internet Software & Services - 0.7%
Alphabet, Inc. Class A (a)	6,800	8,039,096
IT Services - 1.8%
Amdocs Ltd.	177,600	12,147,840
Cognizant Technology Solutions Corp. Class A	67,200	5,240,256
Leidos Holdings, Inc.	55,000	3,663,000
		21,051,096
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	71,500	3,442,010
Qualcomm, Inc.	240,893	16,440,947
		19,882,957
Software - 0.7%
Oracle Corp.	170,597	8,801,099
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.	18,024	3,017,758

TOTAL INFORMATION TECHNOLOGY		96,703,119

MATERIALS - 2.9%
Chemicals - 2.3%
DowDuPont, Inc.	184,057	13,911,028
LyondellBasell Industries NV Class A	57,800	6,926,752
Westlake Chemical Corp.	51,474	5,795,972
		26,633,752
Construction Materials - 0.3%
Eagle Materials, Inc.	27,500	3,081,375
Containers & Packaging - 0.3%
Graphic Packaging Holding Co.	259,100	4,184,465

TOTAL MATERIALS		33,899,592

REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 3.6%
American Tower Corp.	20,500	3,027,850
AvalonBay Communities, Inc.	20,800	3,544,320
Boston Properties, Inc.	32,000	3,958,720
Colony NorthStar, Inc.	372,563	3,345,616
Equity Residential (SBI)	60,100	3,702,761
Essex Property Trust, Inc.	15,200	3,541,296
Forest City Realty Trust, Inc. Class A	221,300	5,193,911
General Growth Properties, Inc.	113,544	2,614,918
Public Storage	12,600	2,466,576
Quality Care Properties, Inc. (a)	145,600	1,965,600
Safety Income and Growth, Inc.	139,700	2,460,117
Simon Property Group, Inc.	16,800	2,744,616
The Macerich Co.	23,200	1,498,024
WP Glimcher, Inc.	336,600	2,214,828
		42,279,153
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	76,471	3,493,960

TOTAL REAL ESTATE		45,773,113

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	490,665	18,375,404
Verizon Communications, Inc.	221,958	12,001,269
		30,376,673
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	25,000	1,627,500

TOTAL TELECOMMUNICATION SERVICES		32,004,173

UTILITIES - 5.6%
Electric Utilities - 3.9%
Eversource Energy	131,500	8,296,335
Exelon Corp.	273,300	10,524,783
NextEra Energy, Inc.	83,967	13,302,052
PPL Corp.	194,500	6,198,715
Westar Energy, Inc.	133,800	6,912,108
		45,233,993
Independent Power and Renewable Electricity Producers - 1.0%
NRG Energy, Inc.	220,300	5,730,003
The AES Corp.	530,000	6,126,800
		11,856,803
Multi-Utilities - 0.7%
Sempra Energy	73,331	7,847,884

TOTAL UTILITIES		64,938,680

TOTAL COMMON STOCKS
(Cost $853,490,442)		1,105,092,082
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.3% 3/15/18 (b)
(Cost $579,122)	580,000	579,108
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 1.39% (c)
(Cost $56,781,385)	56,770,032	56,781,386
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $910,850,949)		1,162,452,576
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,240,170)
NET ASSETS - 100%		$1,161,212,406

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	241	March 2018	$15,285,425	$382,814	$382,814

The notional amount of futures purchased as a percentage of Net Assets is 1.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $500,229.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$490,467
Fidelity Securities Lending Cash Central Fund	1,999
Total	$492,466

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$82,003,073	$82,003,073	$--	$--
Consumer Staples	96,786,632	96,786,632	--	--
Energy	123,487,634	123,487,634	--	--
Financials	306,373,749	306,373,749	--	--
Health Care	142,170,335	142,170,335	--	--
Industrials	80,951,982	80,951,982	--	--
Information Technology	96,703,119	96,703,119	--	--
Materials	33,899,592	33,899,592	--	--
Real Estate	45,773,113	45,773,113	--	--
Telecommunication Services	32,004,173	32,004,173	--	--
Utilities	64,938,680	64,938,680	--	--
U.S. Government and Government Agency Obligations	579,108	--	579,108	--
Money Market Funds	56,781,386	56,781,386	--	--
Total Investments in Securities:	$1,162,452,576	$1,161,873,468	$579,108	$--
Derivative Instruments:
Assets
Futures Contracts	$382,814	$382,814	$--	$--
Total Assets	$382,814	$382,814	$--	$--
Total Derivative Instruments:	$382,814	$382,814	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$382,814	$0
Total Equity Risk	382,814	0
Total Value of Derivatives	$382,814	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $854,069,564)	$1,105,671,190
Fidelity Central Funds (cost $56,781,385)	56,781,386
Total Investment in Securities (cost $910,850,949)		$1,162,452,576
Cash		32,146
Receivable for investments sold		12,046,702
Receivable for fund shares sold		7,309,691
Dividends receivable		837,171
Distributions receivable from Fidelity Central Funds		57,671
Other receivables		17,892
Total assets		1,182,753,849
Liabilities
Payable for investments purchased	$15,993,175
Payable for fund shares redeemed	5,505,579
Payable for daily variation margin on futures contracts	20,485
Other payables and accrued expenses	22,204
Total liabilities		21,541,443
Net Assets		$1,161,212,406
Net Assets consist of:
Paid in capital		$895,480,773
Undistributed net investment income		597,122
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,150,070
Net unrealized appreciation (depreciation) on investments		251,984,441
Net Assets, for 85,558,658 shares outstanding		$1,161,212,406
Net Asset Value, offering price and redemption price per share ($1,161,212,406 ÷ 85,558,658 shares)		$13.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$22,314,611
Special dividends		2,939,668
Interest		5,108
Income from Fidelity Central Funds		492,466
Total income		25,751,853
Expenses
Management fee
Basic fee	$1,993,042
Performance adjustment	(88,591)
Transfer agent fees	612,464
Accounting and security lending fees	119,473
Custodian fees and expenses	49,552
Independent trustees' fees and expenses	4,302
Audit	22,061
Legal	988
Miscellaneous	6,458
Total expenses before reductions	2,719,749
Expense reductions	(58,650)	2,661,099
Net investment income (loss)		23,090,754
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,050,188
Fidelity Central Funds	(770)
Foreign currency transactions	9,525
Futures contracts	282,757
Total net realized gain (loss)		65,341,700
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	67,967,894
Futures contracts	314,260
Total change in net unrealized appreciation (depreciation)		68,282,154
Net gain (loss)		133,623,854
Net increase (decrease) in net assets resulting from operations		$156,714,608

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,090,754	$16,740,355
Net realized gain (loss)	65,341,700	9,671,184
Change in net unrealized appreciation (depreciation)	68,282,154	208,551,587
Net increase (decrease) in net assets resulting from operations	156,714,608	234,963,126
Distributions to shareholders from net investment income	(22,335,139)	(16,097,435)
Distributions to shareholders from net realized gain	(55,478,121)	(14,241,328)
Total distributions	(77,813,260)	(30,338,763)
Share transactions
Proceeds from sales of shares	109,860,281	131,912,975
Reinvestment of distributions	77,813,260	30,338,763
Cost of shares redeemed	(207,314,060)	(309,555,741)
Net increase (decrease) in net assets resulting from share transactions	(19,640,519)	(147,304,003)
Total increase (decrease) in net assets	59,260,829	57,320,360
Net Assets
Beginning of period	1,101,951,577	1,044,631,217
End of period	$1,161,212,406	$1,101,951,577
Other Information
Undistributed net investment income end of period	$597,122	$212,811
Shares
Sold	8,313,800	11,225,322
Issued in reinvestment of distributions	5,958,136	2,552,673
Redeemed	(15,632,209)	(26,340,733)
Net increase (decrease)	(1,360,273)	(12,562,738)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.68	$10.50	$12.82	$12.07	$10.72
Income from Investment Operations
Net investment income (loss)A	.28B	.18	.17	.18	.14
Net realized and unrealized gain (loss)	1.58	2.33	(.97)	1.50	1.88
Total from investment operations	1.86	2.51	(.80)	1.68	2.02
Distributions from net investment income	(.28)	(.19)	(.20)C	(.16)	(.12)
Distributions from net realized gain	(.69)	(.15)	(1.32)C	(.76)	(.55)
Total distributions	(.97)	(.33)D	(1.52)	(.93)E	(.67)
Net asset value, end of period	$13.57	$12.68	$10.50	$12.82	$12.07
Total ReturnF	15.03%	24.12%	(6.72)%	13.70%	18.79%
Ratios to Average Net AssetsG,H
Expenses before reductions	.25%	.71%	.77%	.75%	.78%
Expenses net of fee waivers, if any	.25%	.71%	.76%	.75%	.78%
Expenses net of all reductions	.24%	.70%	.76%	.75%	.78%
Net investment income (loss)	2.10%B	1.53%	1.38%	1.35%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$1,161,212	$1,101,952	$1,044,631	$1,201,298	$1,139,423
Portfolio turnover rateI	55%	48%	64%	55%	61%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.83%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.33 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.145 per share.

 E Total distributions of $.93 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.762 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Advisor Series Equity Value Fund (formerly Fidelity Advisor Series Equity-Income Fund) and Fidelity Advisor Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for Fidelity Advisor Series Equity Value Fund.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Advisor Series Equity Value Fund	$987,593,887	$192,248,212	$(23,881,253)	$168,366,959
Fidelity Advisor Series Stock Selector Large Cap Value Fund	911,696,875	272,579,848	(21,824,147)	250,755,701

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Series Equity Value Fund	$2,098,541	$749,302	$168,369,571
Fidelity Advisor Series Stock Selector Large Cap Value Fund	596,076	17,647,313	250,755,701

Fidelity Advisor Series Stock Selector Large Cap Value Fund intends to elect to defer to its next fiscal year $3,267,459 of capital losses recognized during the period November 1, 2017 to January 31, 2018.

The tax character of distributions paid was as follows:

January 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Series Equity Value Fund	$36,371,695	$87,427,550	$123,799,245
Fidelity Advisor Series Stock Selector Large Cap Value Fund	33,018,103	44,795,157	77,813,260

January 31, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Series Equity Value Fund	$38,806,261	$32,825,611	$71,631,872
Fidelity Advisor Series Stock Selector Large Cap Value Fund	16,097,435	14,241,328	30,338,763

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Advisor Series Equity Value Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $4,366,265 in this Subsidiary, representing .38% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Funds attempt to reduce their exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Funds the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Funds receive collateral in the form of cash or securities once each Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Funds' custodian bank in accordance with the collateral agreements entered into between the Funds, the counterparty and the Funds' custodian bank. The Funds could experience delays and costs in gaining access to the collateral even though it is held by the Funds' custodian bank. The Funds' maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Funds. The Funds may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts and exchange-traded options are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Fidelity Advisor Series Stock Selector Large Cap Value Fund used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Advisor Series Equity Value Fund (the Fund) used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity Value Fund	1,029,313,641	1,088,473,980
Fidelity Advisor Series Stock Selector Large Cap Value Fund	580,488,907	673,490,931

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, (the investment adviser) and its affiliates provided the Funds with investment management related services for which the Funds paid a monthly management fee. The management fee was the sum of an individual fund fee rate and an annualized group fee rate, as presented in the table below. The individual fund fee rate was applied to each Fund's average net assets. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased. In addition, the management fee for Fidelity Advisor Series Stock Selector Large Cap Value Fund was subject to a performance adjustment (up to a maximum of +/- .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee was based on Fidelity Advisor Series Stock Selector Large Cap Value Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate
Fidelity Advisor Series Equity Value Fund	.20%	.24%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.30%	.24%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of each Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following rates expressed as a percentage of average net assets:

Fidelity Advisor Series Equity Value Fund	.07%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.06%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity Value Fund	$54,572
Fidelity Advisor Series Stock Selector Large Cap Value Fund	21,055

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Equity Value Fund	Borrower	$5,340,000	1.34%	$199

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 37,998,289 shares of the Fidelity Advisor Series Equity Value Fund held by affiliated entities were redeemed in kind for investments and cash with a value of $504,085,301. The net realized gain of $135,786,829 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fidelity Advisor Series Equity Value Fund for certain losses in the amount of $47,414.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Series Equity Value Fund	$4,176
Fidelity Advisor Series Stock Selector Large Cap Value Fund	3,385

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Fidelity Advisor Series Equity Value Fund	$118,312	$7,425
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$1,999	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Advisor Series Equity Value Fund	$109,486	$493
Fidelity Advisor Series Stock Selector Large Cap Value Fund	53,631	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Advisor Series Equity Value Fund	$7,506
Fidelity Advisor Series Stock Selector Large Cap Value Fund	5,019

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Advisor Series Equity Value Fund (formerly Fidelity Advisor Series Equity-Income Fund):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Equity Value Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Advisor Series Stock Selector Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period- August 1, 2017 to January 31, 2018B
Fidelity Advisor Series Equity Value Fund	.01%
Actual		$1,000.00	$1,096.70	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Advisor Series Stock Selector Large Cap Value Fund	- %D
Actual		$1,000.00	$1,097.60	$-E
Hypothetical-C		$1,000.00	$1,025.21	$-E

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

 D Amount represents less than .005%.

 E Amount represents less than $.005.

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Series Equity Value Fund	03/12/18	03/09/18	$0.004	$0.037
Fidelity Advisor Series Stock Selector Large Cap Value Fund	03/12/18	03/09/18	$0.007	$0.208

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Series Equity Value Fund	$74,088,262
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$57,834,170

A percentage of the dividends distributed during the fiscal year for the following fund was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Advisor Series Equity Value Fund	0.24%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Advisor Series Equity Value Fund
March 2017	36%
April 2017	80%
July 2017	80%
December 2017	80%
Fidelity Advisor Series Stock Selector Large Cap Value Fund
March 2017	100%
December 2017	65%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Advisor Series Equity Value Fund
March 2017	69%
April 2017	90%
July 2017	90%
December 2017	90%
Fidelity Advisor Series Stock Selector Large Cap Value Fund
March 2017	100%
December 2017	69%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

AEDTI-ALDTI-ANN-0318
1.956891.105

Fidelity Advisor® Stock Selector Large Cap Value Fund -

Class A, Class M (formerly Class T), Class C, Class I and Class Z

Annual Report

January 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Stock Selector Large Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.41%	11.09%	5.32%
Class M (incl. 3.50% sales charge)	10.69%	11.26%	5.25%
Class C (incl. contingent deferred sales charge)	13.07%	11.48%	5.12%
Class I	15.33%	12.69%	6.23%
Class Z	15.52%	12.73%	6.25%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A on January 31, 2008 , and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$16,793	Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A
$21,492	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Lead Portfolio Manager Matthew Friedman:  For the year ending January 31, 2018, the fund's share classes gained about 14% to 15% (excluding sales charges, if applicable), behind the 17.22% return of the benchmark Russell 1000® Value Index. Versus the benchmark, choices in the financials and consumer discretionary sectors, along with a cash stake of about 4%, on average, hurt most, whereas picks in energy contributed. The fund’s two biggest individual detractors were strong-performing bank stocks not owned in the portfolio: JPMorgan Chase (+40%) and Bank of America (+44%). Investors thought these large banks would eventually be among the greatest beneficiaries of higher interest rates and lower taxes. Conversely, Synchrony Financial, a position we established in June, was the top relative contributor. Synchrony is an issuer of store-branded credit cards for retailers such as The Gap, Dick’s Sporting Goods and Walmart. Synchrony shares gained about 13% for the full year – but roughly 39% while held in the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2017, Laurie Mundt assumed joint responsibility for the fund’s consumer staples sleeve with Kathy Buck, and Chip Perrone assumed joint responsibility for the consumer discretionary sleeve with Kathy, who plans to retire from portfolio management on March 31, 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.9
Wells Fargo & Co.	4.4
Johnson & Johnson	2.4
Cisco Systems, Inc.	2.4
ConocoPhillips Co.	2.1
Goldman Sachs Group, Inc.	2.1
Suncor Energy, Inc.	2.0
Chubb Ltd.	2.0
Synchrony Financial	1.9
Pfizer, Inc.	1.7
25.9

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	25.3
Health Care	12.8
Energy	10.8
Information Technology	8.5
Consumer Staples	8.4

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks and Equity Futures	95.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 10.6%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.6%
Delphi Technologies PLC	131,200	$7,246,176
Diversified Consumer Services - 0.6%
ServiceMaster Global Holdings, Inc. (a)	125,329	6,607,345
Household Durables - 0.9%
Mohawk Industries, Inc. (a)	35,900	10,090,054
Internet & Direct Marketing Retail - 0.7%
Liberty Interactive Corp. QVC Group Series A (a)	277,114	7,784,132
Media - 2.7%
Liberty Broadband Corp. Class C (a)	132,887	12,697,353
The Walt Disney Co.	173,000	18,799,910
		31,497,263
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	37,671	4,332,165
Specialty Retail - 0.6%
Burlington Stores, Inc. (a)	60,281	7,336,801
Textiles, Apparel & Luxury Goods - 0.8%
PVH Corp.	60,073	9,316,121

TOTAL CONSUMER DISCRETIONARY		84,210,057

CONSUMER STAPLES - 8.4%
Beverages - 0.4%
PepsiCo, Inc.	40,300	4,848,090
Food & Staples Retailing - 2.2%
CVS Health Corp.	117,250	9,226,403
Walgreens Boots Alliance, Inc.	40,890	3,077,381
Walmart, Inc.	123,745	13,191,217
		25,495,001
Food Products - 2.7%
Bunge Ltd.	13,500	1,072,305
ConAgra Foods, Inc.	59,800	2,272,400
Darling International, Inc. (a)	156,200	2,895,948
Ingredion, Inc.	11,900	1,709,316
Mondelez International, Inc.	199,600	8,862,240
The J.M. Smucker Co.	21,842	2,771,531
The Kraft Heinz Co.	108,400	8,497,476
Tyson Foods, Inc. Class A	43,400	3,303,174
		31,384,390
Household Products - 1.8%
Kimberly-Clark Corp.	16,200	1,895,400
Procter & Gamble Co.	220,880	19,070,779
		20,966,179
Tobacco - 1.3%
Altria Group, Inc.	69,300	4,874,562
Philip Morris International, Inc.	87,300	9,361,179
		14,235,741

TOTAL CONSUMER STAPLES		96,929,401

ENERGY - 10.8%
Energy Equipment & Services - 1.2%
Baker Hughes, a GE Co. Class A	262,800	8,449,020
Dril-Quip, Inc. (a)	99,600	5,144,340
		13,593,360
Oil, Gas & Consumable Fuels - 9.6%
Andeavor	34,357	3,716,053
Cabot Oil & Gas Corp.	334,100	8,803,535
Cenovus Energy, Inc.	974,900	9,297,217
Cheniere Energy, Inc. (a)	140,000	7,918,400
Chevron Corp.	136,400	17,097,740
ConocoPhillips Co.	420,300	24,717,843
Phillips 66 Co.	90,197	9,236,173
Suncor Energy, Inc.	636,400	23,055,272
Valero Energy Corp.	78,600	7,543,242
		111,385,475

TOTAL ENERGY		124,978,835

FINANCIALS - 25.3%
Banks - 7.2%
CIT Group, Inc.	170,200	8,627,438
First Citizen Bancshares, Inc.	21,800	9,273,938
Prosperity Bancshares, Inc.	23,200	1,758,560
U.S. Bancorp	234,500	13,399,330
Wells Fargo & Co.	768,500	50,551,930
		83,611,196
Capital Markets - 3.6%
Carlyle Group LP	331,200	8,346,240
Cowen Group, Inc. Class A (a)(b)	283,700	3,673,915
Franklin Resources, Inc.	82,900	3,515,789
Goldman Sachs Group, Inc.	91,900	24,619,091
Triangle Capital Corp.	100,000	1,065,000
		41,220,035
Consumer Finance - 3.7%
Discover Financial Services	163,100	13,015,380
Santander Consumer U.S.A. Holdings, Inc.	500,000	8,625,000
Synchrony Financial	544,300	21,597,824
		43,238,204
Diversified Financial Services - 4.9%
Berkshire Hathaway, Inc. Class B (a)	261,557	56,072,588
Insurance - 5.5%
AFLAC, Inc.	125,350	11,055,870
AMBAC Financial Group, Inc. (a)	180,000	2,916,000
American International Group, Inc.	185,700	11,869,944
Chubb Ltd.	146,400	22,860,360
Kansas City Life Insurance Co. (b)	45,983	2,028,310
National Western Life Group, Inc.	10,450	3,384,755
Torchmark Corp.	109,925	9,986,686
		64,101,925
Mortgage Real Estate Investment Trusts - 0.2%
Resource Capital Corp.	285,100	2,702,748
Thrifts & Mortgage Finance - 0.2%
Meridian Bancorp, Inc. Maryland	82,937	1,696,062

TOTAL FINANCIALS		292,642,758

HEALTH CARE - 12.8%
Biotechnology - 1.2%
Amgen, Inc.	72,700	13,525,835
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	138,600	8,615,376
Baxter International, Inc.	22,300	1,606,269
Medtronic PLC	131,320	11,279,075
		21,500,720
Health Care Providers & Services - 2.1%
Anthem, Inc.	20,100	4,981,785
Capital Senior Living Corp. (a)	246,500	2,780,520
Cigna Corp.	35,432	7,382,257
Humana, Inc.	18,900	5,326,587
McKesson Corp.	21,000	3,546,480
		24,017,629
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	25,700	5,759,627
Pharmaceuticals - 7.2%
Allergan PLC	33,800	6,092,788
Bristol-Myers Squibb Co.	41,000	2,566,600
Jazz Pharmaceuticals PLC (a)	104,527	15,233,765
Johnson & Johnson	200,385	27,691,203
Merck & Co., Inc.	200,459	11,877,196
Pfizer, Inc.	528,871	19,589,382
		83,050,934

TOTAL HEALTH CARE		147,854,745

INDUSTRIALS - 7.1%
Aerospace & Defense - 1.1%
Raytheon Co.	35,480	7,413,191
United Technologies Corp.	36,996	5,105,818
		12,519,009
Airlines - 1.7%
American Airlines Group, Inc.	205,167	11,144,671
JetBlue Airways Corp. (a)	162,880	3,397,677
United Continental Holdings, Inc. (a)	68,604	4,652,723
		19,195,071
Construction & Engineering - 0.8%
AECOM (a)	237,939	9,305,794
Electrical Equipment - 1.0%
AMETEK, Inc.	56,924	4,343,301
Sensata Technologies Holding BV (a)	134,786	7,581,713
		11,925,014
Industrial Conglomerates - 1.0%
General Electric Co.	504,352	8,155,372
Honeywell International, Inc.	18,516	2,956,450
		11,111,822
Road & Rail - 1.0%
Avis Budget Group, Inc. (a)	83,494	3,753,890
Norfolk Southern Corp.	56,058	8,458,031
		12,211,921
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	147,699	5,744,014

TOTAL INDUSTRIALS		82,012,645

INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 2.9%
Cisco Systems, Inc.	655,300	27,221,162
Juniper Networks, Inc.	229,400	5,998,810
		33,219,972
Electronic Equipment & Components - 0.3%
Dell Technologies, Inc. (a)	45,600	3,269,520
Internet Software & Services - 0.7%
Alphabet, Inc. Class A (a)	7,000	8,275,540
IT Services - 1.8%
Amdocs Ltd.	180,550	12,349,620
Cognizant Technology Solutions Corp. Class A	68,300	5,326,034
Leidos Holdings, Inc.	55,800	3,716,280
		21,391,934
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	72,700	3,499,778
Qualcomm, Inc.	244,700	16,700,775
		20,200,553
Software - 0.8%
Oracle Corp.	173,300	8,940,547
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.	18,300	3,063,969

TOTAL INFORMATION TECHNOLOGY		98,362,035

MATERIALS - 3.0%
Chemicals - 2.3%
DowDuPont, Inc.	187,843	14,197,174
LyondellBasell Industries NV Class A	59,000	7,070,560
Westlake Chemical Corp.	52,500	5,911,500
		27,179,234
Construction Materials - 0.3%
Eagle Materials, Inc.	28,000	3,137,400
Containers & Packaging - 0.4%
Graphic Packaging Holding Co.	264,500	4,271,675

TOTAL MATERIALS		34,588,309

REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 2.7%
American Tower Corp.	23,500	3,470,950
Colony NorthStar, Inc.	426,344	3,828,569
Forest City Realty Trust, Inc. Class A	254,700	5,977,809
General Growth Properties, Inc.	130,500	3,005,415
iStar Financial, Inc. (a)	250,000	2,637,500
NorthStar Realty Europe Corp.	213,900	2,551,827
Quality Care Properties, Inc. (a)	167,700	2,263,950
Safety Income and Growth, Inc.	320,900	5,651,049
Seritage Growth Properties (b)	58,400	2,406,080
		31,793,149
Real Estate Management & Development - 0.8%
Consolidated-Tomoka Land Co.	74,350	4,919,740
Jones Lang LaSalle, Inc.	26,100	4,080,735
		9,000,475

TOTAL REAL ESTATE		40,793,624

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	499,500	18,706,275
Verizon Communications, Inc.	226,000	12,219,820
		30,926,095
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	25,500	1,660,050

TOTAL TELECOMMUNICATION SERVICES		32,586,145

UTILITIES - 5.6%
Electric Utilities - 3.9%
Eversource Energy	131,200	8,277,408
Exelon Corp.	272,800	10,505,528
NextEra Energy, Inc.	83,910	13,293,022
PPL Corp.	194,200	6,189,154
Westar Energy, Inc.	133,600	6,901,776
		45,166,888
Independent Power and Renewable Electricity Producers - 1.0%
NRG Energy, Inc.	220,100	5,724,801
The AES Corp.	529,680	6,123,101
		11,847,902
Multi-Utilities - 0.7%
Sempra Energy	73,150	7,828,513

TOTAL UTILITIES		64,843,303

TOTAL COMMON STOCKS
(Cost $977,150,844)		1,099,801,857
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.23% to 1.3% 2/8/18 to 3/15/18 (c)
(Cost $649,105)	650,000	649,091
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 1.39% (d)	50,647,618	$50,657,748
Fidelity Securities Lending Cash Central Fund 1.40% (d)(e)	5,892,683	5,893,273
TOTAL MONEY MARKET FUNDS
(Cost $56,551,757)		56,551,021
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,034,351,706)		1,157,001,969
NET OTHER ASSETS (LIABILITIES) - 0.0%		(179,182)
NET ASSETS - 100%		$1,156,822,787

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	57	March 2018	$3,615,225	$119,846	$119,846

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $302,534.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$615,856
Fidelity Securities Lending Cash Central Fund	53,018
Total	$668,874

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$84,210,057	$84,210,057	$--	$--
Consumer Staples	96,929,401	96,929,401	--	--
Energy	124,978,835	124,978,835	--	--
Financials	292,642,758	292,642,758	--	--
Health Care	147,854,745	147,854,745	--	--
Industrials	82,012,645	82,012,645	--	--
Information Technology	98,362,035	98,362,035	--	--
Materials	34,588,309	34,588,309	--	--
Real Estate	40,793,624	40,793,624	--	--
Telecommunication Services	32,586,145	32,586,145	--	--
Utilities	64,843,303	64,843,303	--	--
U.S. Government and Government Agency Obligations	649,091	--	649,091	--
Money Market Funds	56,551,021	56,551,021	--	--
Total Investments in Securities:	$1,157,001,969	$1,156,352,878	$649,091	$--
Derivative Instruments:
Assets
Futures Contracts	$119,846	$119,846	$--	$--
Total Assets	$119,846	$119,846	$--	$--
Total Derivative Instruments:	$119,846	$119,846	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$119,846	$0
Total Equity Risk	119,846	0
Total Value of Derivatives	$119,846	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Ireland	2.8%
Canada	2.8%
Switzerland	2.0%
Netherlands	1.2%
Bailiwick of Guernsey	1.1%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $5,631,761) — See accompanying schedule: Unaffiliated issuers (cost $977,799,949)	$1,100,450,948
Fidelity Central Funds (cost $56,551,757)	56,551,021
Total Investment in Securities (cost $1,034,351,706)		$1,157,001,969
Receivable for investments sold		20,701,193
Receivable for fund shares sold		269,424
Dividends receivable		821,318
Distributions receivable from Fidelity Central Funds		53,545
Prepaid expenses		1,738
Other receivables		23,744
Total assets		1,178,872,931
Liabilities
Payable to custodian bank	$181,380
Payable for investments purchased	14,100,646
Payable for fund shares redeemed	1,102,622
Accrued management fee	498,429
Distribution and service plan fees payable	19,232
Payable for daily variation margin on futures contracts	4,845
Other affiliated payables	194,933
Other payables and accrued expenses	55,557
Collateral on securities loaned	5,892,500
Total liabilities		22,050,144
Net Assets		$1,156,822,787
Net Assets consist of:
Paid in capital		$1,038,563,003
Undistributed net investment income		1,245
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,512,642)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		122,771,181
Net Assets		$1,156,822,787
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($27,296,718 ÷ 1,283,922 shares)		$21.26
Maximum offering price per share (100/94.25 of $21.26)		$22.56
Class M:
Net Asset Value and redemption price per share ($10,615,005 ÷ 499,856 shares)		$21.24
Maximum offering price per share (100/96.50 of $21.24)		$22.01
Class C:
Net Asset Value and offering price per share ($10,702,938 ÷ 514,368 shares)(a)		$20.81
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($989,000,580 ÷ 46,200,436 shares)		$21.41
Class I:
Net Asset Value, offering price and redemption price per share ($118,319,348 ÷ 5,559,750 shares)		$21.28
Class Z:
Net Asset Value, offering price and redemption price per share ($888,198 ÷ 41,696 shares)		$21.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$19,146,712
Special dividends		3,837,750
Interest		11,748
Income from Fidelity Central Funds		668,874
Total income		23,665,084
Expenses
Management fee
Basic fee	$5,637,398
Performance adjustment	(419,787)
Transfer agent fees	1,857,866
Distribution and service plan fees	230,091
Accounting and security lending fees	343,221
Custodian fees and expenses	39,482
Independent trustees' fees and expenses	3,923
Registration fees	107,919
Audit	61,307
Legal	4,431
Miscellaneous	8,144
Total expenses before reductions	7,873,995
Expense reductions	(109,359)	7,764,636
Net investment income (loss)		15,900,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	96,961,850
Fidelity Central Funds	(2,149)
Foreign currency transactions	2,348
Futures contracts	(1,045,213)
Total net realized gain (loss)		95,916,836
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	43,123,377
Fidelity Central Funds	1,159
Assets and liabilities in foreign currencies	799
Futures contracts	119,846
Total change in net unrealized appreciation (depreciation)		43,245,181
Net gain (loss)		139,162,017
Net increase (decrease) in net assets resulting from operations		$155,062,465

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,900,448	$10,128,754
Net realized gain (loss)	95,916,836	17,767,737
Change in net unrealized appreciation (depreciation)	43,245,181	125,318,189
Net increase (decrease) in net assets resulting from operations	155,062,465	153,214,680
Distributions to shareholders from net investment income	(12,317,467)	(9,868,427)
Share transactions - net increase (decrease)	246,522,959	(69,523,371)
Total increase (decrease) in net assets	389,267,957	73,822,882
Net Assets
Beginning of period	767,554,830	693,731,948
End of period	$1,156,822,787	$767,554,830
Other Information
Undistributed net investment income end of period	$1,245	$194,495

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Stock Selector Large Cap Value Fund Class A

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.63	$15.37	$16.41	$14.72	$12.43
Income from Investment Operations
Net investment income (loss)A	.25B	.19	.15	.15	.13
Net realized and unrealized gain (loss)	2.54	3.27	(1.03)	1.65	2.35
Total from investment operations	2.79	3.46	(.88)	1.80	2.48
Distributions from net investment income	(.16)	(.20)	(.16)	(.11)	(.15)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.16)	(.20)	(.16)	(.11)	(.19)C
Net asset value, end of period	$21.26	$18.63	$15.37	$16.41	$14.72
Total ReturnD,E	15.02%	22.48%	(5.40)%	12.25%	20.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.02%	1.05%	1.10%	1.07%	1.00%
Expenses net of fee waivers, if any	1.02%	1.05%	1.10%	1.07%	1.00%
Expenses net of all reductions	1.01%	1.05%	1.09%	1.07%	1.00%
Net investment income (loss)	1.27%B	1.10%	.90%	.94%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$27,297	$31,054	$24,201	$26,536	$21,266
Portfolio turnover rateH	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .90%.

 C Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class M

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.61	$15.36	$16.40	$14.71	$12.44
Income from Investment Operations
Net investment income (loss)A	.19B	.13	.10	.10	.09
Net realized and unrealized gain (loss)	2.54	3.26	(1.03)	1.66	2.34
Total from investment operations	2.73	3.39	(.93)	1.76	2.43
Distributions from net investment income	(.10)	(.14)	(.11)	(.07)	(.11)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.10)	(.14)	(.11)	(.07)	(.16)
Net asset value, end of period	$21.24	$18.61	$15.36	$16.40	$14.71
Total ReturnC,D	14.70%	22.04%	(5.71)%	11.95%	19.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.34%	1.39%	1.42%	1.39%	1.32%
Expenses net of fee waivers, if any	1.34%	1.39%	1.42%	1.39%	1.32%
Expenses net of all reductions	1.33%	1.39%	1.41%	1.39%	1.31%
Net investment income (loss)	.95%B	.76%	.58%	.62%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$10,615	$10,704	$9,515	$10,469	$8,244
Portfolio turnover rateG	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .58%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class C

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.25	$15.09	$16.18	$14.53	$12.30
Income from Investment Operations
Net investment income (loss)A	.08B	.05	.01	.02	.02
Net realized and unrealized gain (loss)	2.49	3.18	(1.00)	1.63	2.31
Total from investment operations	2.57	3.23	(.99)	1.65	2.33
Distributions from net investment income	(.01)	(.07)	(.10)	–	(.05)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.01)	(.07)	(.10)	–	(.10)
Net asset value, end of period	$20.81	$18.25	$15.09	$16.18	$14.53
Total ReturnC,D	14.07%	21.43%	(6.13)%	11.36%	18.94%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.86%	1.88%	1.93%	1.89%	1.81%
Expenses net of fee waivers, if any	1.85%	1.88%	1.93%	1.89%	1.80%
Expenses net of all reductions	1.85%	1.87%	1.93%	1.89%	1.80%
Net investment income (loss)	.43%B	.27%	.07%	.12%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$10,703	$10,802	$8,956	$10,118	$7,789
Portfolio turnover rateG	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .06%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.76	$15.47	$16.51	$14.81	$12.51
Income from Investment Operations
Net investment income (loss)A	.31B	.24	.20	.20	.17
Net realized and unrealized gain (loss)	2.57	3.29	(1.03)	1.66	2.37
Total from investment operations	2.88	3.53	(.83)	1.86	2.54
Distributions from net investment income	(.23)	(.24)	(.21)	(.16)	(.19)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.23)	(.24)	(.21)	(.16)	(.24)
Net asset value, end of period	$21.41	$18.76	$15.47	$16.51	$14.81
Total ReturnC	15.39%	22.82%	(5.10)%	12.54%	20.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.77%	.81%	.78%	.72%
Expenses net of fee waivers, if any	.73%	.77%	.81%	.78%	.72%
Expenses net of all reductions	.72%	.76%	.80%	.78%	.71%
Net investment income (loss)	1.56%B	1.38%	1.19%	1.23%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$989,001	$703,722	$644,182	$761,542	$518,206
Portfolio turnover rateF	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.19%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class I

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.66	$15.40	$16.44	$14.74	$12.46
Income from Investment Operations
Net investment income (loss)A	.30B	.23	.20	.20	.17
Net realized and unrealized gain (loss)	2.55	3.27	(1.04)	1.66	2.35
Total from investment operations	2.85	3.50	(.84)	1.86	2.52
Distributions from net investment income	(.23)	(.24)	(.20)	(.16)	(.19)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.23)	(.24)	(.20)	(.16)	(.24)
Net asset value, end of period	$21.28	$18.66	$15.40	$16.44	$14.74
Total ReturnC	15.33%	22.72%	(5.14)%	12.58%	20.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.84%	.82%	.81%	.73%
Expenses net of fee waivers, if any	.76%	.84%	.82%	.81%	.73%
Expenses net of all reductions	.75%	.84%	.81%	.81%	.73%
Net investment income (loss)	1.53%B	1.30%	1.18%	1.20%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$118,319	$11,273	$6,164	$9,544	$3,881
Portfolio turnover rateF	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class Z

Years ended January 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$18.64
Income from Investment Operations
Net investment income (loss)B	.34C
Net realized and unrealized gain (loss)	2.57
Total from investment operations	2.91
Distributions from net investment income	(.25)
Distributions from net realized gain	–
Total distributions	(.25)
Net asset value, end of period	$21.30
Total ReturnD	15.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%
Expenses net of fee waivers, if any	.60%
Expenses net of all reductions	.59%
Net investment income (loss)	1.68%C
Supplemental Data
Net assets, end of period (000 omitted)	$888
Portfolio turnover rateG	90%

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Stock Selector Large Cap Value, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period February 1,2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$157,825,143
Gross unrealized depreciation	(39,566,429)
Net unrealized appreciation (depreciation)	$118,258,714
Tax Cost	$1,038,743,255

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$118,259,786

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Ordinary Income	$12,317,467	$ 9,868,427

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,090,525,546 and $885,610,881, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$71,284	$2,335
Class M	.25%	.25%	52,572	88
Class C	.75%	.25%	106,235	13,469
			$230,091	$15,892

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,784
Class M	1,966
Class C(a)	921
$11,671

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$60,464.21
Class M	29,993.29
Class C	31,987.30
Stock Selector Large Cap Value	1,576,607.17
Class I	158,706.20
Class Z	109.05
	$1,857,866

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $32,356 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,079 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,018, including $170 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class M, Class C, Stock Selector Large Cap Value and Class I operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$692
Class M	256
Class C	258
Stock Selector Large Cap Value	15,486
Class I	284
$16,976

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,110 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,273.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
From net investment income
Class A	$213,926	$311,950
Class M	51,493	78,380
Class C	3,631	43,306
Stock Selector Large Cap Value	10,768,661	9,290,473
Class I	1,276,155	144,318
Class Z	3,601	–
Total	$12,317,467	$9,868,427

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Class A
Shares sold	142,643	569,952	$2,774,911	$9,932,134
Reinvestment of distributions	10,056	15,663	204,781	292,587
Shares redeemed	(535,801)	(492,854)	(10,491,253)	(8,537,525)
Net increase (decrease)	(383,102)	92,761	$(7,511,561)	$1,687,196
Class M
Shares sold	50,024	126,680	$973,280	$2,167,151
Reinvestment of distributions	2,521	4,151	51,356	77,494
Shares redeemed	(127,746)	(175,085)	(2,483,907)	(3,030,158)
Net increase (decrease)	(75,201)	(44,254)	$(1,459,271)	$(785,513)
Class B
Shares sold	–	1,059	$–	$17,571
Shares redeemed	–	(47,495)	–	(785,079)
Net increase (decrease)	–	(46,436)	$–	$(767,508)
Class C
Shares sold	70,502	170,423	$1,337,012	$2,904,730
Reinvestment of distributions	177	2,230	3,538	40,853
Shares redeemed	(148,280)	(174,329)	(2,819,699)	(2,952,260)
Net increase (decrease)	(77,601)	(1,676)	$(1,479,149)	$(6,677)
Stock Selector Large Cap Value
Shares sold	26,144,587	6,066,305	$507,261,485	$105,307,511
Reinvestment of distributions	514,761	481,523	10,548,864	9,052,639
Shares redeemed	(17,968,756)	(10,670,867)	(356,628,139)	(187,755,649)
Net increase (decrease)	8,690,592	(4,123,039)	$161,182,210	$(73,395,499)
Class I
Shares sold	6,091,211	520,730	$117,544,858	$9,225,865
Reinvestment of distributions	59,129	2,892	1,206,146	54,106
Shares redeemed	(1,194,545)	(319,842)	(23,802,625)	(5,535,341)
Net increase (decrease)	4,955,795	203,780	$94,948,379	$3,744,630
Class Z
Shares sold	43,042	–	$869,605	$–
Reinvestment of distributions	149	–	3,036	–
Shares redeemed	(1,495)	–	(30,290)	–
Net increase (decrease)	41,696	–	$842,351	$–

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Stock Selector Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Class A	1.01%
Actual		$1,000.00	$1,098.20	$5.34
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class M	1.34%
Actual		$1,000.00	$1,096.40	$7.08
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class C	1.85%
Actual		$1,000.00	$1,093.90	$9.76
Hypothetical-C		$1,000.00	$1,015.88	$9.40
Stock Selector Large Cap Value	.73%
Actual		$1,000.00	$1,100.10	$3.86
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Class I	.75%
Actual		$1,000.00	$1,099.40	$3.97
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class Z	.60%
Actual		$1,000.00	$1,100.40	$3.18
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

ALCV-ANN-0318
1.838396.108

Fidelity® Stock Selector Large Cap Value Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Large Cap Value Fund	15.39%	12.74%	6.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$18,354	Fidelity® Stock Selector Large Cap Value Fund
$21,492	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Lead Portfolio Manager Matthew Friedman:  For the year ending January 31, 2018, the fund's share classes gained about 14% to 15% (excluding sales charges, if applicable), behind the 17.22% return of the benchmark Russell 1000® Value Index. Versus the benchmark, choices in the financials and consumer discretionary sectors, along with a cash stake of about 4%, on average, hurt most, whereas picks in energy contributed. The fund’s two biggest individual detractors were strong-performing bank stocks not owned in the portfolio: JPMorgan Chase (+40%) and Bank of America (+44%). Investors thought these large banks would eventually be among the greatest beneficiaries of higher interest rates and lower taxes. Conversely, Synchrony Financial, a position we established in June, was the top relative contributor. Synchrony is an issuer of store-branded credit cards for retailers such as The Gap, Dick’s Sporting Goods and Walmart. Synchrony shares gained about 13% for the full year – but roughly 39% while held in the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2017, Laurie Mundt assumed joint responsibility for the fund’s consumer staples sleeve with Kathy Buck, and Chip Perrone assumed joint responsibility for the consumer discretionary sleeve with Kathy, who plans to retire from portfolio management on March 31, 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.9
Wells Fargo & Co.	4.4
Johnson & Johnson	2.4
Cisco Systems, Inc.	2.4
ConocoPhillips Co.	2.1
Goldman Sachs Group, Inc.	2.1
Suncor Energy, Inc.	2.0
Chubb Ltd.	2.0
Synchrony Financial	1.9
Pfizer, Inc.	1.7
25.9

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	25.3
Health Care	12.8
Energy	10.8
Information Technology	8.5
Consumer Staples	8.4

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks and Equity Futures	95.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 10.6%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.6%
Delphi Technologies PLC	131,200	$7,246,176
Diversified Consumer Services - 0.6%
ServiceMaster Global Holdings, Inc. (a)	125,329	6,607,345
Household Durables - 0.9%
Mohawk Industries, Inc. (a)	35,900	10,090,054
Internet & Direct Marketing Retail - 0.7%
Liberty Interactive Corp. QVC Group Series A (a)	277,114	7,784,132
Media - 2.7%
Liberty Broadband Corp. Class C (a)	132,887	12,697,353
The Walt Disney Co.	173,000	18,799,910
		31,497,263
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	37,671	4,332,165
Specialty Retail - 0.6%
Burlington Stores, Inc. (a)	60,281	7,336,801
Textiles, Apparel & Luxury Goods - 0.8%
PVH Corp.	60,073	9,316,121

TOTAL CONSUMER DISCRETIONARY		84,210,057

CONSUMER STAPLES - 8.4%
Beverages - 0.4%
PepsiCo, Inc.	40,300	4,848,090
Food & Staples Retailing - 2.2%
CVS Health Corp.	117,250	9,226,403
Walgreens Boots Alliance, Inc.	40,890	3,077,381
Walmart, Inc.	123,745	13,191,217
		25,495,001
Food Products - 2.7%
Bunge Ltd.	13,500	1,072,305
ConAgra Foods, Inc.	59,800	2,272,400
Darling International, Inc. (a)	156,200	2,895,948
Ingredion, Inc.	11,900	1,709,316
Mondelez International, Inc.	199,600	8,862,240
The J.M. Smucker Co.	21,842	2,771,531
The Kraft Heinz Co.	108,400	8,497,476
Tyson Foods, Inc. Class A	43,400	3,303,174
		31,384,390
Household Products - 1.8%
Kimberly-Clark Corp.	16,200	1,895,400
Procter & Gamble Co.	220,880	19,070,779
		20,966,179
Tobacco - 1.3%
Altria Group, Inc.	69,300	4,874,562
Philip Morris International, Inc.	87,300	9,361,179
		14,235,741

TOTAL CONSUMER STAPLES		96,929,401

ENERGY - 10.8%
Energy Equipment & Services - 1.2%
Baker Hughes, a GE Co. Class A	262,800	8,449,020
Dril-Quip, Inc. (a)	99,600	5,144,340
		13,593,360
Oil, Gas & Consumable Fuels - 9.6%
Andeavor	34,357	3,716,053
Cabot Oil & Gas Corp.	334,100	8,803,535
Cenovus Energy, Inc.	974,900	9,297,217
Cheniere Energy, Inc. (a)	140,000	7,918,400
Chevron Corp.	136,400	17,097,740
ConocoPhillips Co.	420,300	24,717,843
Phillips 66 Co.	90,197	9,236,173
Suncor Energy, Inc.	636,400	23,055,272
Valero Energy Corp.	78,600	7,543,242
		111,385,475

TOTAL ENERGY		124,978,835

FINANCIALS - 25.3%
Banks - 7.2%
CIT Group, Inc.	170,200	8,627,438
First Citizen Bancshares, Inc.	21,800	9,273,938
Prosperity Bancshares, Inc.	23,200	1,758,560
U.S. Bancorp	234,500	13,399,330
Wells Fargo & Co.	768,500	50,551,930
		83,611,196
Capital Markets - 3.6%
Carlyle Group LP	331,200	8,346,240
Cowen Group, Inc. Class A (a)(b)	283,700	3,673,915
Franklin Resources, Inc.	82,900	3,515,789
Goldman Sachs Group, Inc.	91,900	24,619,091
Triangle Capital Corp.	100,000	1,065,000
		41,220,035
Consumer Finance - 3.7%
Discover Financial Services	163,100	13,015,380
Santander Consumer U.S.A. Holdings, Inc.	500,000	8,625,000
Synchrony Financial	544,300	21,597,824
		43,238,204
Diversified Financial Services - 4.9%
Berkshire Hathaway, Inc. Class B (a)	261,557	56,072,588
Insurance - 5.5%
AFLAC, Inc.	125,350	11,055,870
AMBAC Financial Group, Inc. (a)	180,000	2,916,000
American International Group, Inc.	185,700	11,869,944
Chubb Ltd.	146,400	22,860,360
Kansas City Life Insurance Co. (b)	45,983	2,028,310
National Western Life Group, Inc.	10,450	3,384,755
Torchmark Corp.	109,925	9,986,686
		64,101,925
Mortgage Real Estate Investment Trusts - 0.2%
Resource Capital Corp.	285,100	2,702,748
Thrifts & Mortgage Finance - 0.2%
Meridian Bancorp, Inc. Maryland	82,937	1,696,062

TOTAL FINANCIALS		292,642,758

HEALTH CARE - 12.8%
Biotechnology - 1.2%
Amgen, Inc.	72,700	13,525,835
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	138,600	8,615,376
Baxter International, Inc.	22,300	1,606,269
Medtronic PLC	131,320	11,279,075
		21,500,720
Health Care Providers & Services - 2.1%
Anthem, Inc.	20,100	4,981,785
Capital Senior Living Corp. (a)	246,500	2,780,520
Cigna Corp.	35,432	7,382,257
Humana, Inc.	18,900	5,326,587
McKesson Corp.	21,000	3,546,480
		24,017,629
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	25,700	5,759,627
Pharmaceuticals - 7.2%
Allergan PLC	33,800	6,092,788
Bristol-Myers Squibb Co.	41,000	2,566,600
Jazz Pharmaceuticals PLC (a)	104,527	15,233,765
Johnson & Johnson	200,385	27,691,203
Merck & Co., Inc.	200,459	11,877,196
Pfizer, Inc.	528,871	19,589,382
		83,050,934

TOTAL HEALTH CARE		147,854,745

INDUSTRIALS - 7.1%
Aerospace & Defense - 1.1%
Raytheon Co.	35,480	7,413,191
United Technologies Corp.	36,996	5,105,818
		12,519,009
Airlines - 1.7%
American Airlines Group, Inc.	205,167	11,144,671
JetBlue Airways Corp. (a)	162,880	3,397,677
United Continental Holdings, Inc. (a)	68,604	4,652,723
		19,195,071
Construction & Engineering - 0.8%
AECOM (a)	237,939	9,305,794
Electrical Equipment - 1.0%
AMETEK, Inc.	56,924	4,343,301
Sensata Technologies Holding BV (a)	134,786	7,581,713
		11,925,014
Industrial Conglomerates - 1.0%
General Electric Co.	504,352	8,155,372
Honeywell International, Inc.	18,516	2,956,450
		11,111,822
Road & Rail - 1.0%
Avis Budget Group, Inc. (a)	83,494	3,753,890
Norfolk Southern Corp.	56,058	8,458,031
		12,211,921
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	147,699	5,744,014

TOTAL INDUSTRIALS		82,012,645

INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 2.9%
Cisco Systems, Inc.	655,300	27,221,162
Juniper Networks, Inc.	229,400	5,998,810
		33,219,972
Electronic Equipment & Components - 0.3%
Dell Technologies, Inc. (a)	45,600	3,269,520
Internet Software & Services - 0.7%
Alphabet, Inc. Class A (a)	7,000	8,275,540
IT Services - 1.8%
Amdocs Ltd.	180,550	12,349,620
Cognizant Technology Solutions Corp. Class A	68,300	5,326,034
Leidos Holdings, Inc.	55,800	3,716,280
		21,391,934
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	72,700	3,499,778
Qualcomm, Inc.	244,700	16,700,775
		20,200,553
Software - 0.8%
Oracle Corp.	173,300	8,940,547
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.	18,300	3,063,969

TOTAL INFORMATION TECHNOLOGY		98,362,035

MATERIALS - 3.0%
Chemicals - 2.3%
DowDuPont, Inc.	187,843	14,197,174
LyondellBasell Industries NV Class A	59,000	7,070,560
Westlake Chemical Corp.	52,500	5,911,500
		27,179,234
Construction Materials - 0.3%
Eagle Materials, Inc.	28,000	3,137,400
Containers & Packaging - 0.4%
Graphic Packaging Holding Co.	264,500	4,271,675

TOTAL MATERIALS		34,588,309

REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 2.7%
American Tower Corp.	23,500	3,470,950
Colony NorthStar, Inc.	426,344	3,828,569
Forest City Realty Trust, Inc. Class A	254,700	5,977,809
General Growth Properties, Inc.	130,500	3,005,415
iStar Financial, Inc. (a)	250,000	2,637,500
NorthStar Realty Europe Corp.	213,900	2,551,827
Quality Care Properties, Inc. (a)	167,700	2,263,950
Safety Income and Growth, Inc.	320,900	5,651,049
Seritage Growth Properties (b)	58,400	2,406,080
		31,793,149
Real Estate Management & Development - 0.8%
Consolidated-Tomoka Land Co.	74,350	4,919,740
Jones Lang LaSalle, Inc.	26,100	4,080,735
		9,000,475

TOTAL REAL ESTATE		40,793,624

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	499,500	18,706,275
Verizon Communications, Inc.	226,000	12,219,820
		30,926,095
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	25,500	1,660,050

TOTAL TELECOMMUNICATION SERVICES		32,586,145

UTILITIES - 5.6%
Electric Utilities - 3.9%
Eversource Energy	131,200	8,277,408
Exelon Corp.	272,800	10,505,528
NextEra Energy, Inc.	83,910	13,293,022
PPL Corp.	194,200	6,189,154
Westar Energy, Inc.	133,600	6,901,776
		45,166,888
Independent Power and Renewable Electricity Producers - 1.0%
NRG Energy, Inc.	220,100	5,724,801
The AES Corp.	529,680	6,123,101
		11,847,902
Multi-Utilities - 0.7%
Sempra Energy	73,150	7,828,513

TOTAL UTILITIES		64,843,303

TOTAL COMMON STOCKS
(Cost $977,150,844)		1,099,801,857
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.23% to 1.3% 2/8/18 to 3/15/18 (c)
(Cost $649,105)	650,000	649,091
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 1.39% (d)	50,647,618	$50,657,748
Fidelity Securities Lending Cash Central Fund 1.40% (d)(e)	5,892,683	5,893,273
TOTAL MONEY MARKET FUNDS
(Cost $56,551,757)		56,551,021
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,034,351,706)		1,157,001,969
NET OTHER ASSETS (LIABILITIES) - 0.0%		(179,182)
NET ASSETS - 100%		$1,156,822,787

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	57	March 2018	$3,615,225	$119,846	$119,846

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $302,534.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$615,856
Fidelity Securities Lending Cash Central Fund	53,018
Total	$668,874

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$84,210,057	$84,210,057	$--	$--
Consumer Staples	96,929,401	96,929,401	--	--
Energy	124,978,835	124,978,835	--	--
Financials	292,642,758	292,642,758	--	--
Health Care	147,854,745	147,854,745	--	--
Industrials	82,012,645	82,012,645	--	--
Information Technology	98,362,035	98,362,035	--	--
Materials	34,588,309	34,588,309	--	--
Real Estate	40,793,624	40,793,624	--	--
Telecommunication Services	32,586,145	32,586,145	--	--
Utilities	64,843,303	64,843,303	--	--
U.S. Government and Government Agency Obligations	649,091	--	649,091	--
Money Market Funds	56,551,021	56,551,021	--	--
Total Investments in Securities:	$1,157,001,969	$1,156,352,878	$649,091	$--
Derivative Instruments:
Assets
Futures Contracts	$119,846	$119,846	$--	$--
Total Assets	$119,846	$119,846	$--	$--
Total Derivative Instruments:	$119,846	$119,846	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$119,846	$0
Total Equity Risk	119,846	0
Total Value of Derivatives	$119,846	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Ireland	2.8%
Canada	2.8%
Switzerland	2.0%
Netherlands	1.2%
Bailiwick of Guernsey	1.1%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $5,631,761) — See accompanying schedule: Unaffiliated issuers (cost $977,799,949)	$1,100,450,948
Fidelity Central Funds (cost $56,551,757)	56,551,021
Total Investment in Securities (cost $1,034,351,706)		$1,157,001,969
Receivable for investments sold		20,701,193
Receivable for fund shares sold		269,424
Dividends receivable		821,318
Distributions receivable from Fidelity Central Funds		53,545
Prepaid expenses		1,738
Other receivables		23,744
Total assets		1,178,872,931
Liabilities
Payable to custodian bank	$181,380
Payable for investments purchased	14,100,646
Payable for fund shares redeemed	1,102,622
Accrued management fee	498,429
Distribution and service plan fees payable	19,232
Payable for daily variation margin on futures contracts	4,845
Other affiliated payables	194,933
Other payables and accrued expenses	55,557
Collateral on securities loaned	5,892,500
Total liabilities		22,050,144
Net Assets		$1,156,822,787
Net Assets consist of:
Paid in capital		$1,038,563,003
Undistributed net investment income		1,245
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,512,642)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		122,771,181
Net Assets		$1,156,822,787
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($27,296,718 ÷ 1,283,922 shares)		$21.26
Maximum offering price per share (100/94.25 of $21.26)		$22.56
Class M:
Net Asset Value and redemption price per share ($10,615,005 ÷ 499,856 shares)		$21.24
Maximum offering price per share (100/96.50 of $21.24)		$22.01
Class C:
Net Asset Value and offering price per share ($10,702,938 ÷ 514,368 shares)(a)		$20.81
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($989,000,580 ÷ 46,200,436 shares)		$21.41
Class I:
Net Asset Value, offering price and redemption price per share ($118,319,348 ÷ 5,559,750 shares)		$21.28
Class Z:
Net Asset Value, offering price and redemption price per share ($888,198 ÷ 41,696 shares)		$21.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$19,146,712
Special dividends		3,837,750
Interest		11,748
Income from Fidelity Central Funds		668,874
Total income		23,665,084
Expenses
Management fee
Basic fee	$5,637,398
Performance adjustment	(419,787)
Transfer agent fees	1,857,866
Distribution and service plan fees	230,091
Accounting and security lending fees	343,221
Custodian fees and expenses	39,482
Independent trustees' fees and expenses	3,923
Registration fees	107,919
Audit	61,307
Legal	4,431
Miscellaneous	8,144
Total expenses before reductions	7,873,995
Expense reductions	(109,359)	7,764,636
Net investment income (loss)		15,900,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	96,961,850
Fidelity Central Funds	(2,149)
Foreign currency transactions	2,348
Futures contracts	(1,045,213)
Total net realized gain (loss)		95,916,836
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	43,123,377
Fidelity Central Funds	1,159
Assets and liabilities in foreign currencies	799
Futures contracts	119,846
Total change in net unrealized appreciation (depreciation)		43,245,181
Net gain (loss)		139,162,017
Net increase (decrease) in net assets resulting from operations		$155,062,465

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,900,448	$10,128,754
Net realized gain (loss)	95,916,836	17,767,737
Change in net unrealized appreciation (depreciation)	43,245,181	125,318,189
Net increase (decrease) in net assets resulting from operations	155,062,465	153,214,680
Distributions to shareholders from net investment income	(12,317,467)	(9,868,427)
Share transactions - net increase (decrease)	246,522,959	(69,523,371)
Total increase (decrease) in net assets	389,267,957	73,822,882
Net Assets
Beginning of period	767,554,830	693,731,948
End of period	$1,156,822,787	$767,554,830
Other Information
Undistributed net investment income end of period	$1,245	$194,495

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Stock Selector Large Cap Value Fund Class A

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.63	$15.37	$16.41	$14.72	$12.43
Income from Investment Operations
Net investment income (loss)A	.25B	.19	.15	.15	.13
Net realized and unrealized gain (loss)	2.54	3.27	(1.03)	1.65	2.35
Total from investment operations	2.79	3.46	(.88)	1.80	2.48
Distributions from net investment income	(.16)	(.20)	(.16)	(.11)	(.15)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.16)	(.20)	(.16)	(.11)	(.19)C
Net asset value, end of period	$21.26	$18.63	$15.37	$16.41	$14.72
Total ReturnD,E	15.02%	22.48%	(5.40)%	12.25%	20.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.02%	1.05%	1.10%	1.07%	1.00%
Expenses net of fee waivers, if any	1.02%	1.05%	1.10%	1.07%	1.00%
Expenses net of all reductions	1.01%	1.05%	1.09%	1.07%	1.00%
Net investment income (loss)	1.27%B	1.10%	.90%	.94%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$27,297	$31,054	$24,201	$26,536	$21,266
Portfolio turnover rateH	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .90%.

 C Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class M

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.61	$15.36	$16.40	$14.71	$12.44
Income from Investment Operations
Net investment income (loss)A	.19B	.13	.10	.10	.09
Net realized and unrealized gain (loss)	2.54	3.26	(1.03)	1.66	2.34
Total from investment operations	2.73	3.39	(.93)	1.76	2.43
Distributions from net investment income	(.10)	(.14)	(.11)	(.07)	(.11)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.10)	(.14)	(.11)	(.07)	(.16)
Net asset value, end of period	$21.24	$18.61	$15.36	$16.40	$14.71
Total ReturnC,D	14.70%	22.04%	(5.71)%	11.95%	19.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.34%	1.39%	1.42%	1.39%	1.32%
Expenses net of fee waivers, if any	1.34%	1.39%	1.42%	1.39%	1.32%
Expenses net of all reductions	1.33%	1.39%	1.41%	1.39%	1.31%
Net investment income (loss)	.95%B	.76%	.58%	.62%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$10,615	$10,704	$9,515	$10,469	$8,244
Portfolio turnover rateG	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .58%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class C

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.25	$15.09	$16.18	$14.53	$12.30
Income from Investment Operations
Net investment income (loss)A	.08B	.05	.01	.02	.02
Net realized and unrealized gain (loss)	2.49	3.18	(1.00)	1.63	2.31
Total from investment operations	2.57	3.23	(.99)	1.65	2.33
Distributions from net investment income	(.01)	(.07)	(.10)	–	(.05)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.01)	(.07)	(.10)	–	(.10)
Net asset value, end of period	$20.81	$18.25	$15.09	$16.18	$14.53
Total ReturnC,D	14.07%	21.43%	(6.13)%	11.36%	18.94%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.86%	1.88%	1.93%	1.89%	1.81%
Expenses net of fee waivers, if any	1.85%	1.88%	1.93%	1.89%	1.80%
Expenses net of all reductions	1.85%	1.87%	1.93%	1.89%	1.80%
Net investment income (loss)	.43%B	.27%	.07%	.12%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$10,703	$10,802	$8,956	$10,118	$7,789
Portfolio turnover rateG	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .06%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.76	$15.47	$16.51	$14.81	$12.51
Income from Investment Operations
Net investment income (loss)A	.31B	.24	.20	.20	.17
Net realized and unrealized gain (loss)	2.57	3.29	(1.03)	1.66	2.37
Total from investment operations	2.88	3.53	(.83)	1.86	2.54
Distributions from net investment income	(.23)	(.24)	(.21)	(.16)	(.19)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.23)	(.24)	(.21)	(.16)	(.24)
Net asset value, end of period	$21.41	$18.76	$15.47	$16.51	$14.81
Total ReturnC	15.39%	22.82%	(5.10)%	12.54%	20.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.77%	.81%	.78%	.72%
Expenses net of fee waivers, if any	.73%	.77%	.81%	.78%	.72%
Expenses net of all reductions	.72%	.76%	.80%	.78%	.71%
Net investment income (loss)	1.56%B	1.38%	1.19%	1.23%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$989,001	$703,722	$644,182	$761,542	$518,206
Portfolio turnover rateF	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.19%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class I

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.66	$15.40	$16.44	$14.74	$12.46
Income from Investment Operations
Net investment income (loss)A	.30B	.23	.20	.20	.17
Net realized and unrealized gain (loss)	2.55	3.27	(1.04)	1.66	2.35
Total from investment operations	2.85	3.50	(.84)	1.86	2.52
Distributions from net investment income	(.23)	(.24)	(.20)	(.16)	(.19)
Distributions from net realized gain	–	–	–	–	(.05)
Total distributions	(.23)	(.24)	(.20)	(.16)	(.24)
Net asset value, end of period	$21.28	$18.66	$15.40	$16.44	$14.74
Total ReturnC	15.33%	22.72%	(5.14)%	12.58%	20.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.84%	.82%	.81%	.73%
Expenses net of fee waivers, if any	.76%	.84%	.82%	.81%	.73%
Expenses net of all reductions	.75%	.84%	.81%	.81%	.73%
Net investment income (loss)	1.53%B	1.30%	1.18%	1.20%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$118,319	$11,273	$6,164	$9,544	$3,881
Portfolio turnover rateF	90%	51%	67%	60%	64%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class Z

Years ended January 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$18.64
Income from Investment Operations
Net investment income (loss)B	.34C
Net realized and unrealized gain (loss)	2.57
Total from investment operations	2.91
Distributions from net investment income	(.25)
Distributions from net realized gain	–
Total distributions	(.25)
Net asset value, end of period	$21.30
Total ReturnD	15.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%
Expenses net of fee waivers, if any	.60%
Expenses net of all reductions	.59%
Net investment income (loss)	1.68%C
Supplemental Data
Net assets, end of period (000 omitted)	$888
Portfolio turnover rateG	90%

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Stock Selector Large Cap Value, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period February 1,2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$157,825,143
Gross unrealized depreciation	(39,566,429)
Net unrealized appreciation (depreciation)	$118,258,714
Tax Cost	$1,038,743,255

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$118,259,786

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Ordinary Income	$12,317,467	$ 9,868,427

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,090,525,546 and $885,610,881, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .50% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$71,284	$2,335
Class M	.25%	.25%	52,572	88
Class C	.75%	.25%	106,235	13,469
			$230,091	$15,892

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,784
Class M	1,966
Class C(a)	921
$11,671

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$60,464.21
Class M	29,993.29
Class C	31,987.30
Stock Selector Large Cap Value	1,576,607.17
Class I	158,706.20
Class Z	109.05
	$1,857,866

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $32,356 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,079 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $53,018, including $170 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse a portion of the Fund's Class A, Class M, Class C, Stock Selector Large Cap Value and Class I operating expenses. During the period, this reimbursement reduced expenses as follows:

Reimbursement
Class A	$692
Class M	256
Class C	258
Stock Selector Large Cap Value	15,486
Class I	284
$16,976

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,110 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,273.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
From net investment income
Class A	$213,926	$311,950
Class M	51,493	78,380
Class C	3,631	43,306
Stock Selector Large Cap Value	10,768,661	9,290,473
Class I	1,276,155	144,318
Class Z	3,601	–
Total	$12,317,467	$9,868,427

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Class A
Shares sold	142,643	569,952	$2,774,911	$9,932,134
Reinvestment of distributions	10,056	15,663	204,781	292,587
Shares redeemed	(535,801)	(492,854)	(10,491,253)	(8,537,525)
Net increase (decrease)	(383,102)	92,761	$(7,511,561)	$1,687,196
Class M
Shares sold	50,024	126,680	$973,280	$2,167,151
Reinvestment of distributions	2,521	4,151	51,356	77,494
Shares redeemed	(127,746)	(175,085)	(2,483,907)	(3,030,158)
Net increase (decrease)	(75,201)	(44,254)	$(1,459,271)	$(785,513)
Class B
Shares sold	–	1,059	$–	$17,571
Shares redeemed	–	(47,495)	–	(785,079)
Net increase (decrease)	–	(46,436)	$–	$(767,508)
Class C
Shares sold	70,502	170,423	$1,337,012	$2,904,730
Reinvestment of distributions	177	2,230	3,538	40,853
Shares redeemed	(148,280)	(174,329)	(2,819,699)	(2,952,260)
Net increase (decrease)	(77,601)	(1,676)	$(1,479,149)	$(6,677)
Stock Selector Large Cap Value
Shares sold	26,144,587	6,066,305	$507,261,485	$105,307,511
Reinvestment of distributions	514,761	481,523	10,548,864	9,052,639
Shares redeemed	(17,968,756)	(10,670,867)	(356,628,139)	(187,755,649)
Net increase (decrease)	8,690,592	(4,123,039)	$161,182,210	$(73,395,499)
Class I
Shares sold	6,091,211	520,730	$117,544,858	$9,225,865
Reinvestment of distributions	59,129	2,892	1,206,146	54,106
Shares redeemed	(1,194,545)	(319,842)	(23,802,625)	(5,535,341)
Net increase (decrease)	4,955,795	203,780	$94,948,379	$3,744,630
Class Z
Shares sold	43,042	–	$869,605	$–
Reinvestment of distributions	149	–	3,036	–
Shares redeemed	(1,495)	–	(30,290)	–
Net increase (decrease)	41,696	–	$842,351	$–

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Stock Selector Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Class A	1.01%
Actual		$1,000.00	$1,098.20	$5.34
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class M	1.34%
Actual		$1,000.00	$1,096.40	$7.08
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class C	1.85%
Actual		$1,000.00	$1,093.90	$9.76
Hypothetical-C		$1,000.00	$1,015.88	$9.40
Stock Selector Large Cap Value	.73%
Actual		$1,000.00	$1,100.10	$3.86
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Class I	.75%
Actual		$1,000.00	$1,099.40	$3.97
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class Z	.60%
Actual		$1,000.00	$1,100.40	$3.18
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LCV-ANN-0318
1.900194.108

Fidelity Advisor® Mid Cap Value Fund -

Class A, Class M (formerly Class T), Class C, Class I and Class Z

Annual Report

January 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Mid Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.45%	11.97%	8.90%
Class M (incl. 3.50% sales charge)	11.78%	12.18%	8.87%
Class C (incl. contingent deferred sales charge)	14.28%	12.47%	8.74%
Class I	16.52%	13.63%	9.85%
Class Z	16.65%	13.65%	9.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class A on January 31, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$23,464	Fidelity Advisor® Mid Cap Value Fund - Class A
$25,603	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 16% to 17%, topping the 14.03% advance of the benchmark Russell Midcap® Value Index. Versus the benchmark, stock picks in real estate and consumer discretionary gave the biggest boost. Our top relative contributor was a timely non-benchmark position in cellular-tower operator American Tower, which was helped by growing demand for data worldwide. In financials, mortgage-title insurance company FNF Group benefited from the U.S. housing recovery. Shares of Michael Kors Holdings contributed because the luxury fashion giant regained its premium-brand standing. Conversely, relative results were hurt by stock picks in health care and information technology. Our biggest individual detractor was an overweighting in property & casualty insurer AmTrust Financial Services in the first half of the period, when its stock plunged. In energy, our non-benchmark stake in exploration and production firm Anadarko Petroleum hurt. Continued low oil prices resulted in our shares returning roughly -37% before I eliminated Anadarko from the portfolio last summer. American Tower, FNF and AmTrust also were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 6, 2017, Kevin Walenta became Portfolio Manager of the fund, succeeding Court Dignan.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Xcel Energy, Inc.	2.6
Devon Energy Corp.	2.2
Synchrony Financial	2.1
CenterPoint Energy, Inc.	2.1
CBRE Group, Inc.	2.1
Discover Financial Services	1.9
Regions Financial Corp.	1.8
Marathon Petroleum Corp.	1.8
Realogy Holdings Corp.	1.8
M&T Bank Corp.	1.7
20.1

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	20.8
Industrials	13.9
Real Estate	12.0
Consumer Discretionary	11.9
Utilities	10.2

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 8.9%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 1.3%
Lear Corp.	217,100	$41,930,694
Household Durables - 4.1%
D.R. Horton, Inc.	664,400	32,588,820
PulteGroup, Inc.	935,700	29,783,331
Toll Brothers, Inc.	638,400	29,736,672
Whirlpool Corp.	228,400	41,436,328
		133,545,151
Media - 0.9%
Interpublic Group of Companies, Inc.	1,357,500	29,715,675
Multiline Retail - 0.5%
Macy's, Inc.	610,200	15,834,690
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc.	506,300	11,685,404
Best Buy Co., Inc.	608,700	44,471,622
Gap, Inc.	1,009,800	33,565,752
Williams-Sonoma, Inc. (a)	780,200	39,969,646
		129,692,424
Textiles, Apparel & Luxury Goods - 1.1%
Michael Kors Holdings Ltd. (b)	518,400	34,214,400

TOTAL CONSUMER DISCRETIONARY		384,933,034

CONSUMER STAPLES - 3.7%
Food Products - 3.7%
Campbell Soup Co.	623,900	29,042,545
Ingredion, Inc.	324,500	46,611,180
Tyson Foods, Inc. Class A	580,500	44,181,855
		119,835,580
ENERGY - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
Andeavor	382,900	41,414,464
Devon Energy Corp.	1,738,200	71,909,334
HollyFrontier Corp.	732,970	35,153,241
Marathon Oil Corp.	2,310,700	42,031,633
Marathon Petroleum Corp.	849,000	58,810,230
		249,318,902
FINANCIALS - 20.8%
Banks - 3.8%
M&T Bank Corp.	279,600	53,342,088
Popular, Inc.	239,851	9,747,545
Regions Financial Corp.	3,103,800	59,686,074
		122,775,707
Capital Markets - 4.5%
Federated Investors, Inc. Class B (non-vtg.)	943,898	32,734,383
Invesco Ltd.	1,198,900	43,316,257
Lazard Ltd. Class A	674,500	39,505,465
Legg Mason, Inc.	707,200	30,140,864
		145,696,969
Consumer Finance - 4.0%
Discover Financial Services	763,400	60,919,320
Synchrony Financial	1,691,300	67,110,784
		128,030,104
Insurance - 7.6%
Allstate Corp.	273,276	26,991,471
First American Financial Corp.	781,226	46,147,020
Old Republic International Corp.	1,763,669	37,901,247
Principal Financial Group, Inc.	765,800	51,768,080
Reinsurance Group of America, Inc.	299,200	46,869,680
Unum Group	670,000	35,637,300
		245,314,798
Mortgage Real Estate Investment Trusts - 0.9%
MFA Financial, Inc.	3,957,603	28,336,437

TOTAL FINANCIALS		670,154,015

HEALTH CARE - 6.3%
Biotechnology - 0.9%
United Therapeutics Corp. (b)	227,500	29,347,500
Health Care Providers & Services - 5.4%
Cardinal Health, Inc.	690,400	49,563,816
Laboratory Corp. of America Holdings (b)	251,700	43,921,650
Quest Diagnostics, Inc.	387,400	40,994,668
Universal Health Services, Inc. Class B	338,000	41,067,000
		175,547,134

TOTAL HEALTH CARE		204,894,634

INDUSTRIALS - 13.9%
Aerospace & Defense - 1.5%
Spirit AeroSystems Holdings, Inc. Class A	463,200	47,413,152
Airlines - 0.9%
Copa Holdings SA Class A	216,900	30,003,777
Building Products - 1.2%
Owens Corning	398,000	37,002,060
Commercial Services & Supplies - 0.8%
Deluxe Corp.	349,100	25,927,657
Electrical Equipment - 0.8%
Acuity Brands, Inc.	174,300	26,918,892
Industrial Conglomerates - 1.0%
Carlisle Companies, Inc.	284,000	32,435,640
Machinery - 6.6%
Crane Co.	383,800	38,356,972
Cummins, Inc.	280,800	52,790,400
Ingersoll-Rand PLC	407,500	38,561,725
PACCAR, Inc.	659,600	49,179,776
Snap-On, Inc.	197,800	33,885,118
		212,773,991
Professional Services - 1.1%
Manpower, Inc.	273,300	35,908,887

TOTAL INDUSTRIALS		448,384,056

INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 1.9%
F5 Networks, Inc. (b)	200,300	28,951,362
Juniper Networks, Inc.	1,240,254	32,432,642
		61,384,004
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	286,715	29,396,889
IT Services - 2.9%
Alliance Data Systems Corp.	105,800	27,154,628
Amdocs Ltd.	542,746	37,123,826
Cognizant Technology Solutions Corp. Class A	372,400	29,039,752
		93,318,206
Semiconductors & Semiconductor Equipment - 0.8%
Cirrus Logic, Inc. (b)	495,000	24,537,150
Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp.	285,100	25,368,198

TOTAL INFORMATION TECHNOLOGY		234,004,447

MATERIALS - 5.3%
Chemicals - 3.1%
Cabot Corp.	451,252	30,522,685
Eastman Chemical Co.	401,600	39,830,688
LyondellBasell Industries NV Class A	253,400	30,367,456
		100,720,829
Containers & Packaging - 0.9%
Bemis Co., Inc.	649,700	30,366,978
Metals & Mining - 1.3%
Steel Dynamics, Inc.	882,200	40,051,880

TOTAL MATERIALS		171,139,687

REAL ESTATE - 12.0%
Equity Real Estate Investment Trusts (REITs) - 6.8%
Apple Hospitality (REIT), Inc.	1,774,200	34,579,158
Brixmor Property Group, Inc.	2,000,400	32,466,492
Equity Lifestyle Properties, Inc.	332,000	28,658,240
Extra Space Storage, Inc.	335,800	28,032,584
Gaming & Leisure Properties	857,200	31,236,368
Store Capital Corp.	1,288,400	31,578,684
VEREIT, Inc.	4,620,600	33,268,320
		219,819,846
Real Estate Management & Development - 5.2%
CBRE Group, Inc. (b)	1,450,100	66,255,069
Jones Lang LaSalle, Inc.	276,600	43,246,410
Realogy Holdings Corp. (a)	2,056,600	56,577,066
		166,078,545

TOTAL REAL ESTATE		385,898,391

UTILITIES - 10.2%
Electric Utilities - 4.5%
Great Plains Energy, Inc.	1,045,300	32,529,736
Hawaiian Electric Industries, Inc.	877,200	29,921,292
Xcel Energy, Inc.	1,813,700	82,777,267
		145,228,295
Multi-Utilities - 5.7%
Ameren Corp.	663,100	37,551,353
CenterPoint Energy, Inc.	2,358,800	66,470,984
MDU Resources Group, Inc.	1,178,700	31,211,976
WEC Energy Group, Inc.	765,700	49,234,510
		184,468,823

TOTAL UTILITIES		329,697,118

TOTAL COMMON STOCKS
(Cost $2,801,633,755)		3,198,259,864

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.39% (c)	25,960,250	25,965,442
Fidelity Securities Lending Cash Central Fund 1.40% (c)(d)	41,926,159	41,930,352
TOTAL MONEY MARKET FUNDS
(Cost $67,895,794)		67,895,794
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $2,869,529,549)		3,266,155,658
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(37,951,695)
NET ASSETS - 100%		$3,228,203,963

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$420,929
Fidelity Securities Lending Cash Central Fund	180,164
Total	$601,093

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $40,405,547) — See accompanying schedule: Unaffiliated issuers (cost $2,801,633,755)	$3,198,259,864
Fidelity Central Funds (cost $67,895,794)	67,895,794
Total Investment in Securities (cost $2,869,529,549)		$3,266,155,658
Receivable for investments sold		53,411,149
Receivable for fund shares sold		1,480,878
Dividends receivable		539,799
Distributions receivable from Fidelity Central Funds		44,229
Prepaid expenses		4,614
Other receivables		115,083
Total assets		3,321,751,410
Liabilities
Payable for investments purchased	$44,714,639
Payable for fund shares redeemed	4,853,596
Accrued management fee	1,252,990
Distribution and service plan fees payable	198,711
Other affiliated payables	549,776
Other payables and accrued expenses	56,310
Collateral on securities loaned	41,921,425
Total liabilities		93,547,447
Net Assets		$3,228,203,963
Net Assets consist of:
Paid in capital		$2,696,184,611
Undistributed net investment income		3,307,621
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		132,085,622
Net unrealized appreciation (depreciation) on investments		396,626,109
Net Assets		$3,228,203,963
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($255,906,901 ÷ 9,611,631 shares)		$26.62
Maximum offering price per share (100/94.25 of $26.62)		$28.24
Class M:
Net Asset Value and redemption price per share ($57,806,564 ÷ 2,180,746 shares)		$26.51
Maximum offering price per share (100/96.50 of $26.51)		$27.47
Class C:
Net Asset Value and offering price per share ($138,506,226 ÷ 5,376,691 shares)(a)		$25.76
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($2,332,142,815 ÷ 86,417,275 shares)		$26.99
Class I:
Net Asset Value, offering price and redemption price per share ($410,867,593 ÷ 15,350,803 shares)		$26.77
Class Z:
Net Asset Value, offering price and redemption price per share ($32,973,864 ÷ 1,232,330 shares)		$26.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$63,582,902
Special dividends		20,734,280
Interest		664,703
Income from Fidelity Central Funds		601,093
Total income		85,582,978
Expenses
Management fee
Basic fee	$17,644,880
Performance adjustment	(2,355,802)
Transfer agent fees	5,909,551
Distribution and service plan fees	2,400,373
Accounting and security lending fees	961,673
Custodian fees and expenses	52,240
Independent trustees' fees and expenses	12,722
Registration fees	156,081
Audit	71,925
Legal	11,114
Interest	1,287
Miscellaneous	26,743
Total expenses before reductions	24,892,787
Expense reductions	(340,213)	24,552,574
Net investment income (loss)		61,030,404
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	481,897,179
Redemptions in-kind with affiliated entities	5,708,374
Fidelity Central Funds	3,184
Foreign currency transactions	(7,633)
Total net realized gain (loss)		487,601,104
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(59,349,877)
Fidelity Central Funds	(6,880)
Assets and liabilities in foreign currencies	(348)
Total change in net unrealized appreciation (depreciation)		(59,357,105)
Net gain (loss)		428,243,999
Net increase (decrease) in net assets resulting from operations		$489,274,403

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,030,404	$46,401,043
Net realized gain (loss)	487,601,104	(11,738,163)
Change in net unrealized appreciation (depreciation)	(59,357,105)	627,289,140
Net increase (decrease) in net assets resulting from operations	489,274,403	661,952,020
Distributions to shareholders from net investment income	(54,603,613)	(41,087,101)
Distributions to shareholders from net realized gain	(213,044,374)	–
Total distributions	(267,647,987)	(41,087,101)
Share transactions - net increase (decrease)	(288,117,505)	(374,923,459)
Redemption fees	–	60,004
Total increase (decrease) in net assets	(66,491,089)	246,001,464
Net Assets
Beginning of period	3,294,695,052	3,048,693,588
End of period	$3,228,203,963	$3,294,695,052
Other Information
Undistributed net investment income end of period	$3,307,621	$–
Distributions in excess of net investment income end of period	$–	$(1,976,077)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.94	$20.52	$23.90	$21.78	$19.24
Income from Investment Operations
Net investment income (loss)A	.44B	.29	.29	.24	.24
Net realized and unrealized gain (loss)	3.54	4.40	(2.57)	3.45	4.29
Total from investment operations	3.98	4.69	(2.28)	3.69	4.53
Distributions from net investment income	(.43)	(.27)	(.28)	(.17)	(.19)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.30)	(.27)	(1.10)	(1.57)	(1.99)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$26.62	$24.94	$20.52	$23.90	$21.78
Total ReturnE,F	16.13%	22.87%	(9.83)%	17.32%	23.69%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.01%	1.14%	1.15%	1.15%
Expenses net of fee waivers, if any	.98%	1.01%	1.14%	1.15%	1.15%
Expenses net of all reductions	.97%	1.00%	1.14%	1.15%	1.14%
Net investment income (loss)	1.67%B	1.25%	1.21%	1.04%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$255,907	$299,124	$277,462	$171,263	$67,826
Portfolio turnover rateI	138%J	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.18%.

 C Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class M

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.84	$20.46	$23.81	$21.70	$19.21
Income from Investment Operations
Net investment income (loss)A	.36B	.22	.22	.17	.18
Net realized and unrealized gain (loss)	3.54	4.38	(2.54)	3.44	4.27
Total from investment operations	3.90	4.60	(2.32)	3.61	4.45
Distributions from net investment income	(.35)	(.22)	(.21)	(.10)	(.17)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.23)C	(.22)	(1.03)	(1.50)	(1.96)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$26.51	$24.84	$20.46	$23.81	$21.70
Total ReturnE,F	15.84%	22.48%	(10.04)%	16.98%	23.32%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.25%	1.29%	1.42%	1.44%	1.42%
Expenses net of fee waivers, if any	1.25%	1.29%	1.42%	1.44%	1.42%
Expenses net of all reductions	1.24%	1.29%	1.42%	1.44%	1.41%
Net investment income (loss)	1.40%B	.96%	.93%	.74%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$57,807	$60,761	$46,084	$40,752	$24,136
Portfolio turnover rateI	138%J	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .91%.

 C Total distributions of $2.23 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.873 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.22	$19.95	$23.30	$21.31	$18.93
Income from Investment Operations
Net investment income (loss)A	.23B	.11	.11	.07	.08
Net realized and unrealized gain (loss)	3.43	4.27	(2.49)	3.37	4.20
Total from investment operations	3.66	4.38	(2.38)	3.44	4.28
Distributions from net investment income	(.25)	(.11)	(.15)	(.06)	(.11)
Distributions from net realized gain	(1.87)	–	(.81)	(1.39)	(1.79)
Total distributions	(2.12)	(.11)	(.97)C	(1.45)	(1.90)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$25.76	$24.22	$19.95	$23.30	$21.31
Total ReturnE,F	15.28%	21.97%	(10.52)%	16.48%	22.77%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.72%	1.76%	1.89%	1.89%	1.89%
Expenses net of fee waivers, if any	1.72%	1.76%	1.89%	1.89%	1.89%
Expenses net of all reductions	1.71%	1.75%	1.88%	1.89%	1.89%
Net investment income (loss)	.93%B	.50%	.47%	.29%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$138,506	$144,503	$130,636	$71,263	$25,177
Portfolio turnover rateI	138%J	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .44%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.812 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.24	$20.76	$24.15	$21.96	$19.37
Income from Investment Operations
Net investment income (loss)A	.52B	.35	.36	.32	.32
Net realized and unrealized gain (loss)	3.60	4.46	(2.60)	3.49	4.31
Total from investment operations	4.12	4.81	(2.24)	3.81	4.63
Distributions from net investment income	(.50)	(.33)	(.33)	(.22)	(.25)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.37)	(.33)	(1.15)	(1.62)	(2.04)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$26.99	$25.24	$20.76	$24.15	$21.96
Total ReturnD	16.51%	23.19%	(9.58)%	17.75%	24.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.73%	.86%	.83%	.80%
Expenses net of fee waivers, if any	.69%	.73%	.85%	.83%	.80%
Expenses net of all reductions	.68%	.72%	.85%	.83%	.80%
Net investment income (loss)	1.96%B	1.53%	1.50%	1.36%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$2,332,143	$2,426,359	$2,331,665	$2,691,765	$1,404,968
Portfolio turnover rateG	138%H	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.05	$20.61	$24.00	$21.84	$19.29
Income from Investment Operations
Net investment income (loss)A	.51B	.35	.35	.32	.31
Net realized and unrealized gain (loss)	3.58	4.43	(2.58)	3.47	4.28
Total from investment operations	4.09	4.78	(2.23)	3.79	4.59
Distributions from net investment income	(.50)	(.34)	(.34)	(.23)	(.25)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.37)	(.34)	(1.16)	(1.63)	(2.04)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$26.77	$25.05	$20.61	$24.00	$21.84
Total ReturnD	16.52%	23.19%	(9.60)%	17.75%	23.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.73%	.87%	.85%	.85%
Expenses net of fee waivers, if any	.69%	.73%	.86%	.85%	.85%
Expenses net of all reductions	.68%	.73%	.86%	.85%	.85%
Net investment income (loss)	1.95%B	1.53%	1.49%	1.33%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$410,868	$363,949	$261,686	$148,390	$26,277
Portfolio turnover rateG	138%H	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class Z

Year ended January 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$25.03
Income from Investment Operations
Net investment income (loss)B	.56C
Net realized and unrealized gain (loss)	3.59
Total from investment operations	4.15
Distributions from net investment income	(.54)
Distributions from net realized gain	(1.87)
Total distributions	(2.42)D
Net asset value, end of period	$26.76
Total ReturnE	16.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%
Expenses net of fee waivers, if any	.56%
Expenses net of all reductions	.55%
Net investment income (loss)	2.09%C
Supplemental Data
Net assets, end of period (000 omitted)	$32,974
Portfolio turnover rateH	138%I

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.60%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.542 and distributions from net realized gain of $1.873 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Mid Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period February 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, redemptions in kind, passive foreign investment companies (PFIC), certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$448,268,458
Gross unrealized depreciation	(53,220,072)
Net unrealized appreciation (depreciation)	$395,048,386
Tax Cost	$2,871,107,272

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,307,621
Undistributed long-term capital gain	$133,663,346
Net unrealized appreciation (depreciation) on securities and other investments	$395,048,386

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Ordinary Income	$54,603,613	$ 41,087,101
Long-term Capital Gains	213,044,374	–
Total	$267,647,987	$ 41,087,101

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,389,487,963 and $4,744,653,549, respectively.

Redemptions In-Kind. During the period, 339,737 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $9,318,982. The net realized gain of $1,830,856 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$623,330	$11,186
Class M	.25%	.25%	300,822	–
Class C	.75%	.25%	1,476,221	200,457
			$2,400,373	$211,643

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$70,247
Class M	10,734
Class C(a)	12,138
$93,119

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$535,861.22
Class M	143,588.24
Class C	304,291.21
Mid Cap Value	4,161,563.18
Class I	758,169.18
Class Z	6,079.05
	$5,909,551

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $198,691 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,685,500	1.51%	$1,287

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 1,289,800 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $33,895,948. The net realized gain of $5,708,374 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,017 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180,164, including $699 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

Reimbursement
Class A	$1,245
Class M	314
Class C	774
Mid Cap Value	12,429
Class I	2,214
$16,976

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $288,970 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,470.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30,797.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
From net investment income
Class A	$3,842,007	$3,240,040
Class M	738,141	485,923
Class C	1,381,368	670,220
Mid Cap Value	40,728,436	31,956,186
Class I	7,342,642	4,734,732
Class Z	571,019	–
Total	$54,603,613	$41,087,101
From net realized gain
Class A	$16,772,494	$–
Class M	3,919,760	–
Class C	10,304,692	–
Mid Cap Value	152,568,612	–
Class I	27,505,536	–
Class Z	1,973,280	–
Total	$213,044,374	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Class A
Shares sold	2,274,304	4,061,771	$59,043,864	$92,401,738
Reinvestment of distributions	778,331	126,883	20,353,335	3,145,426
Shares redeemed	(5,434,078)	(5,714,824)	(140,309,711)	(130,944,178)
Net increase (decrease)	(2,381,443)	(1,526,170)	$(60,912,512)	$(35,397,014)
Class M
Shares sold	384,088	833,265	$9,897,586	$19,150,838
Reinvestment of distributions	177,219	19,366	4,616,549	478,331
Shares redeemed	(826,528)	(659,446)	(21,629,388)	(14,982,028)
Net increase (decrease)	(265,221)	193,185	$(7,115,253)	$4,647,141
Class B
Shares sold	–	2,126	$–	$42,739
Shares redeemed	–	(59,169)	–	(1,292,132)
Net increase (decrease)	–	(57,043)	$–	$(1,249,393)
Class C
Shares sold	1,098,519	1,618,271	$27,338,918	$35,957,291
Reinvestment of distributions	444,532	26,040	11,259,992	627,560
Shares redeemed	(2,132,994)	(2,224,436)	(53,838,984)	(49,614,483)
Net increase (decrease)	(589,943)	(580,125)	$(15,240,074)	$(13,029,632)
Mid Cap Value
Shares sold	10,422,988	16,140,186	$274,556,299	$372,060,966
Reinvestment of distributions	6,952,016	1,217,324	184,228,438	30,530,476
Shares redeemed	(27,076,600)(a)	(33,547,192)	(716,090,892)(a)	(774,130,054)
Net increase (decrease)	(9,701,596)	(16,189,682)	$(257,306,155)	$(371,538,612)
Class I
Shares sold	6,767,714	7,909,760	$175,618,477	$179,687,090
Reinvestment of distributions	1,268,528	178,757	33,336,905	4,451,059
Shares redeemed	(7,211,785)	(6,257,939)	(188,764,174)	(142,494,098)
Net increase (decrease)	824,457	1,830,578	$20,191,208	$41,644,051
Class Z
Shares sold	1,341,663	–	$35,340,459	$–
Reinvestment of distributions	84,138	–	2,210,303	–
Shares redeemed	(193,471)	–	(5,285,481)	–
Net increase (decrease)	1,232,330	–	$32,265,281	$–

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind notes for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Mid Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Class A	.96%
Actual		$1,000.00	$1,115.70	$5.12
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class M	1.23%
Actual		$1,000.00	$1,114.40	$6.56
Hypothetical-C		$1,000.00	$1,019.00	$6.26
Class C	1.70%
Actual		$1,000.00	$1,111.90	$9.05
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Mid Cap Value	.67%
Actual		$1,000.00	$1,117.70	$3.58
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Class I	.68%
Actual		$1,000.00	$1,117.90	$3.63
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Class Z	.56%
Actual		$1,000.00	$1,118.30	$2.99
Hypothetical-C		$1,000.00	$1,022.38	$2.85

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Mid Cap Value Fund
Class A	03/12/18	03/09/18	$0.025	$1.136
Class M	03/12/18	03/09/18	$0.018	$1.136
Class C	03/12/18	03/09/18	$0.007	$1.136
Mid Cap Value	03/12/18	03/09/18	$0.032	$1.136
Class I	03/12/18	03/09/18	$0.031	$1.136
Class Z	03/12/18	03/09/18	$0.035	$1.136

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $385,245,082 or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

AMCV-ANN-0318
1.838440.108

Fidelity® Mid Cap Value Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Value Fund	16.51%	13.65%	9.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$25,648	Fidelity® Mid Cap Value Fund
$25,603	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 16% to 17%, topping the 14.03% advance of the benchmark Russell Midcap® Value Index. Versus the benchmark, stock picks in real estate and consumer discretionary gave the biggest boost. Our top relative contributor was a timely non-benchmark position in cellular-tower operator American Tower, which was helped by growing demand for data worldwide. In financials, mortgage-title insurance company FNF Group benefited from the U.S. housing recovery. Shares of Michael Kors Holdings contributed because the luxury fashion giant regained its premium-brand standing. Conversely, relative results were hurt by stock picks in health care and information technology. Our biggest individual detractor was an overweighting in property & casualty insurer AmTrust Financial Services in the first half of the period, when its stock plunged. In energy, our non-benchmark stake in exploration and production firm Anadarko Petroleum hurt. Continued low oil prices resulted in our shares returning roughly -37% before I eliminated Anadarko from the portfolio last summer. American Tower, FNF and AmTrust also were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 6, 2017, Kevin Walenta became Portfolio Manager of the fund, succeeding Court Dignan.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Xcel Energy, Inc.	2.6
Devon Energy Corp.	2.2
Synchrony Financial	2.1
CenterPoint Energy, Inc.	2.1
CBRE Group, Inc.	2.1
Discover Financial Services	1.9
Regions Financial Corp.	1.8
Marathon Petroleum Corp.	1.8
Realogy Holdings Corp.	1.8
M&T Bank Corp.	1.7
20.1

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	20.8
Industrials	13.9
Real Estate	12.0
Consumer Discretionary	11.9
Utilities	10.2

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 8.9%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 1.3%
Lear Corp.	217,100	$41,930,694
Household Durables - 4.1%
D.R. Horton, Inc.	664,400	32,588,820
PulteGroup, Inc.	935,700	29,783,331
Toll Brothers, Inc.	638,400	29,736,672
Whirlpool Corp.	228,400	41,436,328
		133,545,151
Media - 0.9%
Interpublic Group of Companies, Inc.	1,357,500	29,715,675
Multiline Retail - 0.5%
Macy's, Inc.	610,200	15,834,690
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc.	506,300	11,685,404
Best Buy Co., Inc.	608,700	44,471,622
Gap, Inc.	1,009,800	33,565,752
Williams-Sonoma, Inc. (a)	780,200	39,969,646
		129,692,424
Textiles, Apparel & Luxury Goods - 1.1%
Michael Kors Holdings Ltd. (b)	518,400	34,214,400

TOTAL CONSUMER DISCRETIONARY		384,933,034

CONSUMER STAPLES - 3.7%
Food Products - 3.7%
Campbell Soup Co.	623,900	29,042,545
Ingredion, Inc.	324,500	46,611,180
Tyson Foods, Inc. Class A	580,500	44,181,855
		119,835,580
ENERGY - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
Andeavor	382,900	41,414,464
Devon Energy Corp.	1,738,200	71,909,334
HollyFrontier Corp.	732,970	35,153,241
Marathon Oil Corp.	2,310,700	42,031,633
Marathon Petroleum Corp.	849,000	58,810,230
		249,318,902
FINANCIALS - 20.8%
Banks - 3.8%
M&T Bank Corp.	279,600	53,342,088
Popular, Inc.	239,851	9,747,545
Regions Financial Corp.	3,103,800	59,686,074
		122,775,707
Capital Markets - 4.5%
Federated Investors, Inc. Class B (non-vtg.)	943,898	32,734,383
Invesco Ltd.	1,198,900	43,316,257
Lazard Ltd. Class A	674,500	39,505,465
Legg Mason, Inc.	707,200	30,140,864
		145,696,969
Consumer Finance - 4.0%
Discover Financial Services	763,400	60,919,320
Synchrony Financial	1,691,300	67,110,784
		128,030,104
Insurance - 7.6%
Allstate Corp.	273,276	26,991,471
First American Financial Corp.	781,226	46,147,020
Old Republic International Corp.	1,763,669	37,901,247
Principal Financial Group, Inc.	765,800	51,768,080
Reinsurance Group of America, Inc.	299,200	46,869,680
Unum Group	670,000	35,637,300
		245,314,798
Mortgage Real Estate Investment Trusts - 0.9%
MFA Financial, Inc.	3,957,603	28,336,437

TOTAL FINANCIALS		670,154,015

HEALTH CARE - 6.3%
Biotechnology - 0.9%
United Therapeutics Corp. (b)	227,500	29,347,500
Health Care Providers & Services - 5.4%
Cardinal Health, Inc.	690,400	49,563,816
Laboratory Corp. of America Holdings (b)	251,700	43,921,650
Quest Diagnostics, Inc.	387,400	40,994,668
Universal Health Services, Inc. Class B	338,000	41,067,000
		175,547,134

TOTAL HEALTH CARE		204,894,634

INDUSTRIALS - 13.9%
Aerospace & Defense - 1.5%
Spirit AeroSystems Holdings, Inc. Class A	463,200	47,413,152
Airlines - 0.9%
Copa Holdings SA Class A	216,900	30,003,777
Building Products - 1.2%
Owens Corning	398,000	37,002,060
Commercial Services & Supplies - 0.8%
Deluxe Corp.	349,100	25,927,657
Electrical Equipment - 0.8%
Acuity Brands, Inc.	174,300	26,918,892
Industrial Conglomerates - 1.0%
Carlisle Companies, Inc.	284,000	32,435,640
Machinery - 6.6%
Crane Co.	383,800	38,356,972
Cummins, Inc.	280,800	52,790,400
Ingersoll-Rand PLC	407,500	38,561,725
PACCAR, Inc.	659,600	49,179,776
Snap-On, Inc.	197,800	33,885,118
		212,773,991
Professional Services - 1.1%
Manpower, Inc.	273,300	35,908,887

TOTAL INDUSTRIALS		448,384,056

INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 1.9%
F5 Networks, Inc. (b)	200,300	28,951,362
Juniper Networks, Inc.	1,240,254	32,432,642
		61,384,004
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	286,715	29,396,889
IT Services - 2.9%
Alliance Data Systems Corp.	105,800	27,154,628
Amdocs Ltd.	542,746	37,123,826
Cognizant Technology Solutions Corp. Class A	372,400	29,039,752
		93,318,206
Semiconductors & Semiconductor Equipment - 0.8%
Cirrus Logic, Inc. (b)	495,000	24,537,150
Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp.	285,100	25,368,198

TOTAL INFORMATION TECHNOLOGY		234,004,447

MATERIALS - 5.3%
Chemicals - 3.1%
Cabot Corp.	451,252	30,522,685
Eastman Chemical Co.	401,600	39,830,688
LyondellBasell Industries NV Class A	253,400	30,367,456
		100,720,829
Containers & Packaging - 0.9%
Bemis Co., Inc.	649,700	30,366,978
Metals & Mining - 1.3%
Steel Dynamics, Inc.	882,200	40,051,880

TOTAL MATERIALS		171,139,687

REAL ESTATE - 12.0%
Equity Real Estate Investment Trusts (REITs) - 6.8%
Apple Hospitality (REIT), Inc.	1,774,200	34,579,158
Brixmor Property Group, Inc.	2,000,400	32,466,492
Equity Lifestyle Properties, Inc.	332,000	28,658,240
Extra Space Storage, Inc.	335,800	28,032,584
Gaming & Leisure Properties	857,200	31,236,368
Store Capital Corp.	1,288,400	31,578,684
VEREIT, Inc.	4,620,600	33,268,320
		219,819,846
Real Estate Management & Development - 5.2%
CBRE Group, Inc. (b)	1,450,100	66,255,069
Jones Lang LaSalle, Inc.	276,600	43,246,410
Realogy Holdings Corp. (a)	2,056,600	56,577,066
		166,078,545

TOTAL REAL ESTATE		385,898,391

UTILITIES - 10.2%
Electric Utilities - 4.5%
Great Plains Energy, Inc.	1,045,300	32,529,736
Hawaiian Electric Industries, Inc.	877,200	29,921,292
Xcel Energy, Inc.	1,813,700	82,777,267
		145,228,295
Multi-Utilities - 5.7%
Ameren Corp.	663,100	37,551,353
CenterPoint Energy, Inc.	2,358,800	66,470,984
MDU Resources Group, Inc.	1,178,700	31,211,976
WEC Energy Group, Inc.	765,700	49,234,510
		184,468,823

TOTAL UTILITIES		329,697,118

TOTAL COMMON STOCKS
(Cost $2,801,633,755)		3,198,259,864

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.39% (c)	25,960,250	25,965,442
Fidelity Securities Lending Cash Central Fund 1.40% (c)(d)	41,926,159	41,930,352
TOTAL MONEY MARKET FUNDS
(Cost $67,895,794)		67,895,794
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $2,869,529,549)		3,266,155,658
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(37,951,695)
NET ASSETS - 100%		$3,228,203,963

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$420,929
Fidelity Securities Lending Cash Central Fund	180,164
Total	$601,093

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $40,405,547) — See accompanying schedule: Unaffiliated issuers (cost $2,801,633,755)	$3,198,259,864
Fidelity Central Funds (cost $67,895,794)	67,895,794
Total Investment in Securities (cost $2,869,529,549)		$3,266,155,658
Receivable for investments sold		53,411,149
Receivable for fund shares sold		1,480,878
Dividends receivable		539,799
Distributions receivable from Fidelity Central Funds		44,229
Prepaid expenses		4,614
Other receivables		115,083
Total assets		3,321,751,410
Liabilities
Payable for investments purchased	$44,714,639
Payable for fund shares redeemed	4,853,596
Accrued management fee	1,252,990
Distribution and service plan fees payable	198,711
Other affiliated payables	549,776
Other payables and accrued expenses	56,310
Collateral on securities loaned	41,921,425
Total liabilities		93,547,447
Net Assets		$3,228,203,963
Net Assets consist of:
Paid in capital		$2,696,184,611
Undistributed net investment income		3,307,621
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		132,085,622
Net unrealized appreciation (depreciation) on investments		396,626,109
Net Assets		$3,228,203,963
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($255,906,901 ÷ 9,611,631 shares)		$26.62
Maximum offering price per share (100/94.25 of $26.62)		$28.24
Class M:
Net Asset Value and redemption price per share ($57,806,564 ÷ 2,180,746 shares)		$26.51
Maximum offering price per share (100/96.50 of $26.51)		$27.47
Class C:
Net Asset Value and offering price per share ($138,506,226 ÷ 5,376,691 shares)(a)		$25.76
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($2,332,142,815 ÷ 86,417,275 shares)		$26.99
Class I:
Net Asset Value, offering price and redemption price per share ($410,867,593 ÷ 15,350,803 shares)		$26.77
Class Z:
Net Asset Value, offering price and redemption price per share ($32,973,864 ÷ 1,232,330 shares)		$26.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2018
Investment Income
Dividends		$63,582,902
Special dividends		20,734,280
Interest		664,703
Income from Fidelity Central Funds		601,093
Total income		85,582,978
Expenses
Management fee
Basic fee	$17,644,880
Performance adjustment	(2,355,802)
Transfer agent fees	5,909,551
Distribution and service plan fees	2,400,373
Accounting and security lending fees	961,673
Custodian fees and expenses	52,240
Independent trustees' fees and expenses	12,722
Registration fees	156,081
Audit	71,925
Legal	11,114
Interest	1,287
Miscellaneous	26,743
Total expenses before reductions	24,892,787
Expense reductions	(340,213)	24,552,574
Net investment income (loss)		61,030,404
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	481,897,179
Redemptions in-kind with affiliated entities	5,708,374
Fidelity Central Funds	3,184
Foreign currency transactions	(7,633)
Total net realized gain (loss)		487,601,104
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(59,349,877)
Fidelity Central Funds	(6,880)
Assets and liabilities in foreign currencies	(348)
Total change in net unrealized appreciation (depreciation)		(59,357,105)
Net gain (loss)		428,243,999
Net increase (decrease) in net assets resulting from operations		$489,274,403

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2018	Year ended January 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,030,404	$46,401,043
Net realized gain (loss)	487,601,104	(11,738,163)
Change in net unrealized appreciation (depreciation)	(59,357,105)	627,289,140
Net increase (decrease) in net assets resulting from operations	489,274,403	661,952,020
Distributions to shareholders from net investment income	(54,603,613)	(41,087,101)
Distributions to shareholders from net realized gain	(213,044,374)	–
Total distributions	(267,647,987)	(41,087,101)
Share transactions - net increase (decrease)	(288,117,505)	(374,923,459)
Redemption fees	–	60,004
Total increase (decrease) in net assets	(66,491,089)	246,001,464
Net Assets
Beginning of period	3,294,695,052	3,048,693,588
End of period	$3,228,203,963	$3,294,695,052
Other Information
Undistributed net investment income end of period	$3,307,621	$–
Distributions in excess of net investment income end of period	$–	$(1,976,077)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.94	$20.52	$23.90	$21.78	$19.24
Income from Investment Operations
Net investment income (loss)A	.44B	.29	.29	.24	.24
Net realized and unrealized gain (loss)	3.54	4.40	(2.57)	3.45	4.29
Total from investment operations	3.98	4.69	(2.28)	3.69	4.53
Distributions from net investment income	(.43)	(.27)	(.28)	(.17)	(.19)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.30)	(.27)	(1.10)	(1.57)	(1.99)C
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$26.62	$24.94	$20.52	$23.90	$21.78
Total ReturnE,F	16.13%	22.87%	(9.83)%	17.32%	23.69%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.01%	1.14%	1.15%	1.15%
Expenses net of fee waivers, if any	.98%	1.01%	1.14%	1.15%	1.15%
Expenses net of all reductions	.97%	1.00%	1.14%	1.15%	1.14%
Net investment income (loss)	1.67%B	1.25%	1.21%	1.04%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$255,907	$299,124	$277,462	$171,263	$67,826
Portfolio turnover rateI	138%J	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.18%.

 C Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class M

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.84	$20.46	$23.81	$21.70	$19.21
Income from Investment Operations
Net investment income (loss)A	.36B	.22	.22	.17	.18
Net realized and unrealized gain (loss)	3.54	4.38	(2.54)	3.44	4.27
Total from investment operations	3.90	4.60	(2.32)	3.61	4.45
Distributions from net investment income	(.35)	(.22)	(.21)	(.10)	(.17)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.23)C	(.22)	(1.03)	(1.50)	(1.96)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$26.51	$24.84	$20.46	$23.81	$21.70
Total ReturnE,F	15.84%	22.48%	(10.04)%	16.98%	23.32%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.25%	1.29%	1.42%	1.44%	1.42%
Expenses net of fee waivers, if any	1.25%	1.29%	1.42%	1.44%	1.42%
Expenses net of all reductions	1.24%	1.29%	1.42%	1.44%	1.41%
Net investment income (loss)	1.40%B	.96%	.93%	.74%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$57,807	$60,761	$46,084	$40,752	$24,136
Portfolio turnover rateI	138%J	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .91%.

 C Total distributions of $2.23 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.873 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$24.22	$19.95	$23.30	$21.31	$18.93
Income from Investment Operations
Net investment income (loss)A	.23B	.11	.11	.07	.08
Net realized and unrealized gain (loss)	3.43	4.27	(2.49)	3.37	4.20
Total from investment operations	3.66	4.38	(2.38)	3.44	4.28
Distributions from net investment income	(.25)	(.11)	(.15)	(.06)	(.11)
Distributions from net realized gain	(1.87)	–	(.81)	(1.39)	(1.79)
Total distributions	(2.12)	(.11)	(.97)C	(1.45)	(1.90)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$25.76	$24.22	$19.95	$23.30	$21.31
Total ReturnE,F	15.28%	21.97%	(10.52)%	16.48%	22.77%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.72%	1.76%	1.89%	1.89%	1.89%
Expenses net of fee waivers, if any	1.72%	1.76%	1.89%	1.89%	1.89%
Expenses net of all reductions	1.71%	1.75%	1.88%	1.89%	1.89%
Net investment income (loss)	.93%B	.50%	.47%	.29%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$138,506	$144,503	$130,636	$71,263	$25,177
Portfolio turnover rateI	138%J	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .44%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.812 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.24	$20.76	$24.15	$21.96	$19.37
Income from Investment Operations
Net investment income (loss)A	.52B	.35	.36	.32	.32
Net realized and unrealized gain (loss)	3.60	4.46	(2.60)	3.49	4.31
Total from investment operations	4.12	4.81	(2.24)	3.81	4.63
Distributions from net investment income	(.50)	(.33)	(.33)	(.22)	(.25)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.37)	(.33)	(1.15)	(1.62)	(2.04)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$26.99	$25.24	$20.76	$24.15	$21.96
Total ReturnD	16.51%	23.19%	(9.58)%	17.75%	24.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.73%	.86%	.83%	.80%
Expenses net of fee waivers, if any	.69%	.73%	.85%	.83%	.80%
Expenses net of all reductions	.68%	.72%	.85%	.83%	.80%
Net investment income (loss)	1.96%B	1.53%	1.50%	1.36%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$2,332,143	$2,426,359	$2,331,665	$2,691,765	$1,404,968
Portfolio turnover rateG	138%H	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$25.05	$20.61	$24.00	$21.84	$19.29
Income from Investment Operations
Net investment income (loss)A	.51B	.35	.35	.32	.31
Net realized and unrealized gain (loss)	3.58	4.43	(2.58)	3.47	4.28
Total from investment operations	4.09	4.78	(2.23)	3.79	4.59
Distributions from net investment income	(.50)	(.34)	(.34)	(.23)	(.25)
Distributions from net realized gain	(1.87)	–	(.82)	(1.40)	(1.79)
Total distributions	(2.37)	(.34)	(1.16)	(1.63)	(2.04)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$26.77	$25.05	$20.61	$24.00	$21.84
Total ReturnD	16.52%	23.19%	(9.60)%	17.75%	23.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.73%	.87%	.85%	.85%
Expenses net of fee waivers, if any	.69%	.73%	.86%	.85%	.85%
Expenses net of all reductions	.68%	.73%	.86%	.85%	.85%
Net investment income (loss)	1.95%B	1.53%	1.49%	1.33%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$410,868	$363,949	$261,686	$148,390	$26,277
Portfolio turnover rateG	138%H	83%	83%	69%	169%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class Z

Year ended January 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$25.03
Income from Investment Operations
Net investment income (loss)B	.56C
Net realized and unrealized gain (loss)	3.59
Total from investment operations	4.15
Distributions from net investment income	(.54)
Distributions from net realized gain	(1.87)
Total distributions	(2.42)D
Net asset value, end of period	$26.76
Total ReturnE	16.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%
Expenses net of fee waivers, if any	.56%
Expenses net of all reductions	.55%
Net investment income (loss)	2.09%C
Supplemental Data
Net assets, end of period (000 omitted)	$32,974
Portfolio turnover rateH	138%I

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.60%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.542 and distributions from net realized gain of $1.873 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on February 1, 2017. The Fund offers Class A, Class M (formerly Class T), Class C, Mid Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period February 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, redemptions in kind, passive foreign investment companies (PFIC), certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$448,268,458
Gross unrealized depreciation	(53,220,072)
Net unrealized appreciation (depreciation)	$395,048,386
Tax Cost	$2,871,107,272

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,307,621
Undistributed long-term capital gain	$133,663,346
Net unrealized appreciation (depreciation) on securities and other investments	$395,048,386

The tax character of distributions paid was as follows:

	January 31, 2018	January 31, 2017
Ordinary Income	$54,603,613	$ 41,087,101
Long-term Capital Gains	213,044,374	–
Total	$267,647,987	$ 41,087,101

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,389,487,963 and $4,744,653,549, respectively.

Redemptions In-Kind. During the period, 339,737 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $9,318,982. The net realized gain of $1,830,856 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$623,330	$11,186
Class M	.25%	.25%	300,822	–
Class C	.75%	.25%	1,476,221	200,457
			$2,400,373	$211,643

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$70,247
Class M	10,734
Class C(a)	12,138
$93,119

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$535,861.22
Class M	143,588.24
Class C	304,291.21
Mid Cap Value	4,161,563.18
Class I	758,169.18
Class Z	6,079.05
	$5,909,551

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $198,691 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,685,500	1.51%	$1,287

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 1,289,800 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $33,895,948. The net realized gain of $5,708,374 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,017 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $180,164, including $699 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

Reimbursement
Class A	$1,245
Class M	314
Class C	774
Mid Cap Value	12,429
Class I	2,214
$16,976

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $288,970 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,470.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30,797.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2018	Year ended January 31, 2017
From net investment income
Class A	$3,842,007	$3,240,040
Class M	738,141	485,923
Class C	1,381,368	670,220
Mid Cap Value	40,728,436	31,956,186
Class I	7,342,642	4,734,732
Class Z	571,019	–
Total	$54,603,613	$41,087,101
From net realized gain
Class A	$16,772,494	$–
Class M	3,919,760	–
Class C	10,304,692	–
Mid Cap Value	152,568,612	–
Class I	27,505,536	–
Class Z	1,973,280	–
Total	$213,044,374	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
Class A
Shares sold	2,274,304	4,061,771	$59,043,864	$92,401,738
Reinvestment of distributions	778,331	126,883	20,353,335	3,145,426
Shares redeemed	(5,434,078)	(5,714,824)	(140,309,711)	(130,944,178)
Net increase (decrease)	(2,381,443)	(1,526,170)	$(60,912,512)	$(35,397,014)
Class M
Shares sold	384,088	833,265	$9,897,586	$19,150,838
Reinvestment of distributions	177,219	19,366	4,616,549	478,331
Shares redeemed	(826,528)	(659,446)	(21,629,388)	(14,982,028)
Net increase (decrease)	(265,221)	193,185	$(7,115,253)	$4,647,141
Class B
Shares sold	–	2,126	$–	$42,739
Shares redeemed	–	(59,169)	–	(1,292,132)
Net increase (decrease)	–	(57,043)	$–	$(1,249,393)
Class C
Shares sold	1,098,519	1,618,271	$27,338,918	$35,957,291
Reinvestment of distributions	444,532	26,040	11,259,992	627,560
Shares redeemed	(2,132,994)	(2,224,436)	(53,838,984)	(49,614,483)
Net increase (decrease)	(589,943)	(580,125)	$(15,240,074)	$(13,029,632)
Mid Cap Value
Shares sold	10,422,988	16,140,186	$274,556,299	$372,060,966
Reinvestment of distributions	6,952,016	1,217,324	184,228,438	30,530,476
Shares redeemed	(27,076,600)(a)	(33,547,192)	(716,090,892)(a)	(774,130,054)
Net increase (decrease)	(9,701,596)	(16,189,682)	$(257,306,155)	$(371,538,612)
Class I
Shares sold	6,767,714	7,909,760	$175,618,477	$179,687,090
Reinvestment of distributions	1,268,528	178,757	33,336,905	4,451,059
Shares redeemed	(7,211,785)	(6,257,939)	(188,764,174)	(142,494,098)
Net increase (decrease)	824,457	1,830,578	$20,191,208	$41,644,051
Class Z
Shares sold	1,341,663	–	$35,340,459	$–
Reinvestment of distributions	84,138	–	2,210,303	–
Shares redeemed	(193,471)	–	(5,285,481)	–
Net increase (decrease)	1,232,330	–	$32,265,281	$–

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind notes for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Mid Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Class A	.96%
Actual		$1,000.00	$1,115.70	$5.12
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class M	1.23%
Actual		$1,000.00	$1,114.40	$6.56
Hypothetical-C		$1,000.00	$1,019.00	$6.26
Class C	1.70%
Actual		$1,000.00	$1,111.90	$9.05
Hypothetical-C		$1,000.00	$1,016.64	$8.64
Mid Cap Value	.67%
Actual		$1,000.00	$1,117.70	$3.58
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Class I	.68%
Actual		$1,000.00	$1,117.90	$3.63
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Class Z	.56%
Actual		$1,000.00	$1,118.30	$2.99
Hypothetical-C		$1,000.00	$1,022.38	$2.85

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Mid Cap Value Fund
Class A	03/12/18	03/09/18	$0.025	$1.136
Class M	03/12/18	03/09/18	$0.018	$1.136
Class C	03/12/18	03/09/18	$0.007	$1.136
Mid Cap Value	03/12/18	03/09/18	$0.032	$1.136
Class I	03/12/18	03/09/18	$0.031	$1.136
Class Z	03/12/18	03/09/18	$0.035	$1.136

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $385,245,082 or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MCV-ANN-0318
1.900180.108

Fidelity Flex℠ Funds Fidelity Flex℠ Mid Cap Value Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity Flex℠ Mid Cap Value Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Mid Cap Value Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$11,272	Fidelity Flex℠ Mid Cap Value Fund
$11,260	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Co-Portfolio Manager Matthew Friedman:  From its inception on March 8, 2017, through January 31, 2018, the fund gained 12.72%, versus 12.60% for the Russell Midcap® Value Index. Versus the benchmark, positioning in real estate helped most, followed by picks in industrials and financials. A sizable non-index stake in wireless infrastructure provider American Tower was the biggest individual contributor for the period. Our position rose about 32%, as the company benefited in part from increased investment by wireless carriers in its 5G networks. Timely positioning in mortgage title insurer FNF Group also helped. The stock surged because investors better understood the firm's business. The fund's stake gained 43% before we eliminated FNF in January. On the negative side, stock picks in health care hurt the most, followed by positioning in energy. Among individual holdings, our largest relative detractor was an overweighting in Colony NorthStar (-29%), a real estate investment trust. The stock declined late in the period amid negative earnings revisions for the fourth quarter and full-year 2017.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2017, Matt Friedman assumed co-manager responsibilities for the consumer discretionary and consumer staples sleeves with Kathy Buck. The two will manage together until March 31, 2018, at which time Kathy plans to retire from portfolio management.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Synchrony Financial	1.8
Discover Financial Services	1.8
Xcel Energy, Inc.	1.6
Sempra Energy	1.5
Wells Fargo & Co.	1.3
U.S. Bancorp	1.2
American Tower Corp.	1.2
American Airlines Group, Inc.	1.1
AECOM	1.0
CIT Group, Inc.	1.0
13.5

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	17.7
Industrials	13.0
Consumer Discretionary	12.3
Real Estate	11.1
Materials	8.8

Asset Allocation (% of fund's net assets)

As of January 31, 2018 *
Stocks	98.0%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 14.5%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.6%
American Axle & Manufacturing Holdings, Inc. (a)	1,020	$18,003
Diversified Consumer Services - 1.0%
Houghton Mifflin Harcourt Co. (a)	1,561	13,112
ServiceMaster Global Holdings, Inc. (a)	307	16,185
		29,297
Hotels, Restaurants & Leisure - 1.6%
Eldorado Resorts, Inc. (a)	424	14,649
U.S. Foods Holding Corp. (a)	521	16,740
Wyndham Worldwide Corp.	122	15,144
		46,533
Household Durables - 0.7%
D.R. Horton, Inc.	410	20,111
Internet & Direct Marketing Retail - 0.9%
Liberty Interactive Corp. QVC Group:
(Venture Group) Series A (a)	163	9,606
Series A (a)	554	15,562
		25,168
Leisure Products - 0.9%
Mattel, Inc.	1,427	22,604
Vista Outdoor, Inc. (a)	207	3,136
		25,740
Media - 4.1%
Discovery Communications, Inc. Class A (a)	131	3,284
DISH Network Corp. Class A (a)	177	8,301
Entercom Communications Corp. Class A	872	9,636
Grupo Televisa SA de CV (CPO) sponsored ADR	461	9,543
Liberty Broadband Corp. Class C (a)	102	9,746
Liberty Global PLC Class C (a)	346	12,373
Nexstar Broadcasting Group, Inc. Class A	98	7,360
Omnicom Group, Inc.	336	25,754
Sinclair Broadcast Group, Inc. Class A	454	16,843
Time Warner, Inc.	34	3,242
Twenty-First Century Fox, Inc. Class A	292	10,775
		116,857
Specialty Retail - 2.2%
AutoZone, Inc. (a)	27	20,667
Lowe's Companies, Inc.	141	14,767
O'Reilly Automotive, Inc. (a)	47	12,440
Signet Jewelers Ltd.	281	14,865
		62,739
Textiles, Apparel & Luxury Goods - 0.3%
PVH Corp.	48	7,444

TOTAL CONSUMER DISCRETIONARY		351,892

CONSUMER STAPLES - 4.8%
Beverages - 1.0%
Cott Corp.	674	11,244
Molson Coors Brewing Co. Class B	212	17,812
		29,056
Food & Staples Retailing - 0.3%
CVS Health Corp.	106	8,341
Food Products - 3.0%
Darling International, Inc. (a)	1,091	20,227
Greencore Group PLC	1,664	4,595
Kellogg Co.	121	8,241
Nomad Foods Ltd. (a)	721	12,286
The J.M. Smucker Co.	174	22,079
TreeHouse Foods, Inc. (a)	257	12,120
Tyson Foods, Inc. Class A	81	6,165
		85,713
Personal Products - 0.5%
Coty, Inc. Class A	785	15,394

TOTAL CONSUMER STAPLES		138,504

ENERGY - 8.0%
Energy Equipment & Services - 2.0%
Baker Hughes, a GE Co. Class A	656	21,090
C&J Energy Services, Inc.	107	3,276
Dril-Quip, Inc. (a)	200	10,330
Halliburton Co.	76	4,081
Nabors Industries Ltd.	1,551	12,160
Odfjell Drilling Ltd. (a)	700	3,305
TechnipFMC PLC	75	2,435
		56,677
Oil, Gas & Consumable Fuels - 6.0%
Andeavor	54	5,841
Boardwalk Pipeline Partners, LP	1,003	12,598
Cabot Oil & Gas Corp.	331	8,722
Cenovus Energy, Inc.	1,241	11,835
Cheniere Energy, Inc. (a)	239	13,518
Diamondback Energy, Inc. (a)	76	9,538
Energen Corp. (a)	94	4,910
Enterprise Products Partners LP	235	6,491
EQT Corp.	294	15,961
GasLog Ltd.	594	11,999
Golar LNG Ltd.	318	8,678
Lundin Petroleum AB	419	10,435
Marathon Petroleum Corp.	233	16,140
Newfield Exploration Co. (a)	157	4,971
Phillips 66 Co.	88	9,011
Plains GP Holdings LP Class A	250	5,320
Teekay Offshore Partners LP	2,846	7,115
WPX Energy, Inc. (a)	704	10,370
		173,453

TOTAL ENERGY		230,130

FINANCIALS - 17.7%
Banks - 4.4%
CIT Group, Inc.	570	28,893
PNC Financial Services Group, Inc.	138	21,807
Popular, Inc.	85	3,454
U.S. Bancorp	623	35,598
Wells Fargo & Co.	574	37,758
		127,510
Capital Markets - 3.6%
Apollo Global Management LLC Class A	752	26,884
Ares Capital Corp.	190	3,031
Ares Management LP	381	8,896
Brookfield Asset Management, Inc. Class A	23	963
Franklin Resources, Inc.	337	14,292
Legg Mason, Inc.	402	17,133
State Street Corp.	68	7,492
The Blackstone Group LP	513	18,750
Tullett Prebon PLC	593	4,462
		101,903
Consumer Finance - 5.5%
Ally Financial, Inc.	445	13,248
Capital One Financial Corp.	204	21,208
Discover Financial Services	627	50,035
OneMain Holdings, Inc. (a)	478	15,635
SLM Corp. (a)	339	3,878
Synchrony Financial	1,321	52,418
		156,422
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc. Class B (a)	120	25,726
Donnelley Financial Solutions, Inc. (a)	499	10,704
		36,430
Insurance - 2.7%
AFLAC, Inc.	105	9,261
American International Group, Inc.	164	10,483
Chubb Ltd.	153	23,891
Fairfax Financial Holdings Ltd. (sub. vtg.)	2	1,052
Greenlight Capital Re, Ltd. (a)	179	3,625
Reinsurance Group of America, Inc.	107	16,762
Torchmark Corp.	144	13,082
		78,156
Mortgage Real Estate Investment Trusts - 0.2%
MFA Financial, Inc.	778	5,570

TOTAL FINANCIALS		505,991

HEALTH CARE - 6.5%
Biotechnology - 1.1%
Amgen, Inc.	73	13,582
Shire PLC sponsored ADR	59	8,262
United Therapeutics Corp. (a)	90	11,610
		33,454
Health Care Equipment & Supplies - 1.0%
Dentsply Sirona, Inc.	55	3,345
Steris PLC	32	2,909
Teleflex, Inc.	8	2,222
Zimmer Biomet Holdings, Inc.	160	20,339
		28,815
Health Care Providers & Services - 2.4%
Cardinal Health, Inc.	75	5,384
Centene Corp. (a)	29	3,110
DaVita HealthCare Partners, Inc. (a)	28	2,185
Envision Healthcare Corp. (a)	411	14,792
Laboratory Corp. of America Holdings (a)	35	6,108
McKesson Corp.	109	18,408
Premier, Inc. (a)	38	1,233
Quest Diagnostics, Inc.	45	4,762
Universal Health Services, Inc. Class B	110	13,365
		69,347
Life Sciences Tools & Services - 0.1%
Bio-Rad Laboratories, Inc. Class A (a)	5	1,293
PerkinElmer, Inc.	8	641
		1,934
Pharmaceuticals - 1.9%
Allergan PLC	44	7,931
Indivior PLC (a)	1,622	9,274
Jazz Pharmaceuticals PLC (a)	165	24,047
Mallinckrodt PLC (a)	354	6,393
Mylan NV (a)	102	4,371
Perrigo Co. PLC	19	1,722
		53,738

TOTAL HEALTH CARE		187,288

INDUSTRIALS - 13.0%
Aerospace & Defense - 1.3%
Aerojet Rocketdyne Holdings, Inc. (a)	346	9,515
Huntington Ingalls Industries, Inc.	56	13,302
KLX, Inc. (a)	126	8,903
Ultra Electronics Holdings PLC	283	6,132
		37,852
Airlines - 2.0%
American Airlines Group, Inc.	611	33,190
JetBlue Airways Corp. (a)	768	16,020
United Continental Holdings, Inc. (a)	118	8,003
		57,213
Building Products - 0.1%
Allegion PLC	40	3,444
Commercial Services & Supplies - 0.8%
KAR Auction Services, Inc.	211	11,508
The Brink's Co.	123	10,258
		21,766
Construction & Engineering - 1.8%
AECOM (a)	746	29,176
Arcadis NV	249	5,660
Astaldi SpA	961	3,281
KBR, Inc.	668	13,587
		51,704
Electrical Equipment - 1.2%
Acuity Brands, Inc.	40	6,178
AMETEK, Inc.	81	6,180
Regal Beloit Corp.	144	11,218
Sensata Technologies Holding BV (a)	169	9,506
		33,082
Machinery - 1.4%
Allison Transmission Holdings, Inc.	592	26,190
Flowserve Corp.	28	1,269
SPX Flow, Inc. (a)	275	12,752
		40,211
Professional Services - 0.3%
Dun & Bradstreet Corp.	56	6,929
Road & Rail - 1.3%
Avis Budget Group, Inc. (a)	456	20,502
CSX Corp.	58	3,293
Knight-Swift Transportation Holdings, Inc. Class A	228	11,352
Norfolk Southern Corp.	22	3,319
		38,466
Trading Companies & Distributors - 2.8%
AerCap Holdings NV (a)	276	14,932
Ashtead Group PLC	445	13,300
Fortress Transportation & Infrastructure Investors LLC	465	8,393
HD Supply Holdings, Inc. (a)	536	20,845
MRC Global, Inc. (a)	208	3,740
Nexeo Solutions, Inc. (a)	943	8,892
WESCO International, Inc. (a)	166	11,313
		81,415

TOTAL INDUSTRIALS		372,082

INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.1%
CommScope Holding Co., Inc. (a)	534	20,628
F5 Networks, Inc. (a)	91	13,153
		33,781
Electronic Equipment & Components - 1.2%
Cardtronics PLC (a)	343	8,390
Jabil, Inc.	498	12,664
TE Connectivity Ltd.	128	13,124
		34,178
IT Services - 4.2%
Amdocs Ltd.	328	22,435
Booz Allen Hamilton Holding Corp. Class A	235	9,207
Cognizant Technology Solutions Corp. Class A	236	18,403
Conduent, Inc. (a)	959	15,728
DXC Technology Co.	187	18,616
First Data Corp. Class A (a)	797	14,107
Leidos Holdings, Inc.	323	21,512
		120,008
Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	99	9,096
Qualcomm, Inc.	280	19,110
		28,206
Software - 0.7%
Micro Focus International PLC	420	12,821
Totvs SA	700	7,141
		19,962

TOTAL INFORMATION TECHNOLOGY		236,135

MATERIALS - 8.8%
Chemicals - 5.0%
Axalta Coating Systems Ltd. (a)	517	16,286
Celanese Corp. Class A	59	6,381
CF Industries Holdings, Inc.	303	12,859
DowDuPont, Inc.	180	13,604
Eastman Chemical Co.	151	14,976
FMC Corp.	51	4,658
LyondellBasell Industries NV Class A	129	15,459
Monsanto Co.	72	8,770
Nutrien Ltd. (a)	203	10,620
Orion Engineered Carbons SA	232	6,832
The Chemours Co. LLC	227	11,718
Tronox Ltd. Class A	332	6,517
Westlake Chemical Corp.	132	14,863
		143,543
Construction Materials - 0.6%
Eagle Materials, Inc.	163	18,264
Containers & Packaging - 2.1%
Avery Dennison Corp.	47	5,766
Ball Corp.	142	5,436
Berry Global Group, Inc. (a)	160	9,470
Graphic Packaging Holding Co.	962	15,536
Sealed Air Corp.	246	11,648
Silgan Holdings, Inc.	388	11,597
		59,453
Metals & Mining - 0.7%
Alcoa Corp. (a)	90	4,682
Antofagasta PLC	153	2,022
Randgold Resources Ltd. sponsored ADR	48	4,856
Steel Dynamics, Inc.	172	7,809
		19,369
Paper & Forest Products - 0.4%
Kapstone Paper & Packaging Corp.	323	11,189

TOTAL MATERIALS		251,818

REAL ESTATE - 11.1%
Equity Real Estate Investment Trusts (REITs) - 10.2%
American Tower Corp.	237	35,005
AvalonBay Communities, Inc.	64	10,906
Boston Properties, Inc.	81	10,021
Colony NorthStar, Inc.	2,659	23,878
Douglas Emmett, Inc.	365	14,115
Equinix, Inc.	28	12,745
Equity Commonwealth (a)	18	538
Equity Lifestyle Properties, Inc.	277	23,911
Equity Residential (SBI)	183	11,275
Essex Property Trust, Inc.	84	19,570
Extra Space Storage, Inc.	225	18,783
Forest City Realty Trust, Inc. Class A	439	10,303
iStar Financial, Inc. (a)	737	7,775
National Retail Properties, Inc.	405	16,070
Outfront Media, Inc.	618	13,843
Public Storage	18	3,524
Safety Income and Growth, Inc.	20	352
SBA Communications Corp. Class A (a)	5	873
Simon Property Group, Inc.	13	2,124
SL Green Realty Corp.	151	15,179
Spirit Realty Capital, Inc.	1,194	9,755
The Macerich Co.	221	14,270
VEREIT, Inc.	731	5,263
Welltower, Inc.	90	5,397
WP Glimcher, Inc.	879	5,784
		291,259
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	462	21,109
Howard Hughes Corp. (a)	45	5,668
		26,777

TOTAL REAL ESTATE		318,036

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
CenturyLink, Inc.	215	3,829
UTILITIES - 7.5%
Electric Utilities - 4.3%
Alliant Energy Corp.	208	8,268
Exelon Corp.	655	25,224
NextEra Energy, Inc.	55	8,713
PPL Corp.	769	24,508
Vistra Energy Corp. (a)	214	4,173
Westar Energy, Inc.	117	6,044
Xcel Energy, Inc.	1,009	46,051
		122,981
Independent Power and Renewable Electricity Producers - 1.4%
NRG Energy, Inc.	710	18,467
The AES Corp.	1,949	22,530
		40,997
Multi-Utilities - 1.8%
CMS Energy Corp.	221	9,890
Sempra Energy	388	41,524
		51,414

TOTAL UTILITIES		215,392

TOTAL COMMON STOCKS
(Cost $2,572,865)		2,811,097
	Principal Amount	Value

Convertible Bonds - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Cobalt International Energy, Inc. 2.625% 12/1/19(b)
(Cost $4,228)	13,000	4,355
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 1.39% (c)
(Cost $14,746)	14,743	14,746
TOTAL INVESTMENT IN SECURITIES - 98.6%
(Cost $2,591,839)		2,830,198
NET OTHER ASSETS (LIABILITIES) - 1.4%		39,026
NET ASSETS - 100%		$2,869,224

Legend

 (a) Non-income producing

 (b) Non-income producing - Security is in default.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$332
Total	$332

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$351,892	$351,892	$--	$--
Consumer Staples	138,504	138,504	--	--
Energy	230,130	230,130	--	--
Financials	505,991	505,991	--	--
Health Care	187,288	187,288	--	--
Industrials	372,082	372,082	--	--
Information Technology	236,135	236,135	--	--
Materials	251,818	251,818	--	--
Real Estate	318,036	318,036	--	--
Telecommunication Services	3,829	3,829	--	--
Utilities	215,392	215,392	--	--
Corporate Bonds	4,355	--	4,355	--
Money Market Funds	14,746	14,746	--	--
Total Investments in Securities:	$2,830,198	$2,825,843	$4,355	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.5%
United Kingdom	2.6%
Bermuda	2.3%
Netherlands	1.8%
Ireland	1.7%
Switzerland	1.3%
Canada	1.2%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,577,093)	$2,815,452
Fidelity Central Funds (cost $14,746)	14,746
Total Investment in Securities (cost $2,591,839)		$2,830,198
Cash		42,498
Receivable for fund shares sold		645
Dividends receivable		1,260
Interest receivable		197
Distributions receivable from Fidelity Central Funds		19
Other receivables		40
Total assets		2,874,857
Liabilities
Payable for fund shares redeemed	$5,633
Total liabilities		5,633
Net Assets		$2,869,224
Net Assets consist of:
Paid in capital		$2,630,356
Undistributed net investment income		728
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(222)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		238,362
Net Assets, for 257,614 shares outstanding		$2,869,224
Net Asset Value, offering price and redemption price per share ($2,869,224 ÷ 257,614 shares)		$11.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 8, 2017 (commencement of operations) to January 31, 2018
Investment Income
Dividends		$29,277
Interest		923
Income from Fidelity Central Funds		332
Total income		30,532
Expenses
Independent trustees' fees and expenses	$6
Miscellaneous	4
Total expenses		10
Net investment income (loss)		30,522
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,043
Foreign currency transactions	50
Total net realized gain (loss)		7,093
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	238,359
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		238,362
Net gain (loss)		245,455
Net increase (decrease) in net assets resulting from operations		$275,977

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 8, 2017 (commencement of operations) to January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,522
Net realized gain (loss)	7,093
Change in net unrealized appreciation (depreciation)	238,362
Net increase (decrease) in net assets resulting from operations	275,977
Distributions to shareholders from net investment income	(29,513)
Distributions to shareholders from net realized gain	(7,597)
Total distributions	(37,110)
Share transactions
Proceeds from sales of shares	3,725,242
Reinvestment of distributions	37,110
Cost of shares redeemed	(1,131,995)
Net increase (decrease) in net assets resulting from share transactions	2,630,357
Total increase (decrease) in net assets	2,869,224
Net Assets
Beginning of period	–
End of period	$2,869,224
Other Information
Undistributed net investment income end of period	$728
Shares
Sold	360,007
Issued in reinvestment of distributions	3,462
Redeemed	(105,855)
Net increase (decrease)	257,614

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Value Fund

Years ended January 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.17
Net realized and unrealized gain (loss)	1.10
Total from investment operations	1.27
Distributions from net investment income	(.10)
Distributions from net realized gain	(.03)
Total distributions	(.13)
Net asset value, end of period	$11.14
Total ReturnC	12.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	1.76%F
Supplemental Data
Net assets, end of period (000 omitted)	$2,869
Portfolio turnover rateH	137%F

 A For the period March 8, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Flex Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$307,471
Gross unrealized depreciation	(95,485)
Net unrealized appreciation (depreciation)	$211,986
Tax Cost	$2,618,212

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,844
Undistributed long-term capital gain	$1,033
Net unrealized appreciation (depreciation) on securities and other investments	$211,989

The tax character of distributions paid was as follows:

January 31, 2018(a)
Ordinary Income	$36,526
Long-term Capital Gains	584
Total	$37,110

 (a) For the period March 8, 2017 (commencement of operations) to January 31, 2018.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,810,755 and $2,233,917, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $152 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Flex Mid Cap Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Mid Cap Value Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2018, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from March 8, 2017 (commencement of operations) to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period from March 8, 2017 (commencement of operations) to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Actual	- %C	$1,000.00	$1,082.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amounts represent less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Mid Cap Value Fund voted to pay on March 12, 2018, to shareholders of record at the opening of business on March 9, 2018 a distribution of $0.083 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $1,618, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 45% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 53% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZMV-ANN-0318
1.9881567.100

Fidelity Flex℠ Funds Fidelity Flex℠ Large Cap Value Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity Flex℠ Large Cap Value Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Large Cap Value Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$11,212	Fidelity Flex℠ Large Cap Value Fund
$11,317	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Lead Portfolio Manager Matthew Friedman:  From its inception on March 7, 2017, through January 31, 2018, the fund gained 12.12%, lagging the 13.17% return of the Russell 1000® Value Index. Versus the benchmark, security selection detracted modestly, particularly within the consumer and financials sectors. The fund’s cash position of about 5%, on average, also hurt. Individual detractors included not owning two major bank stocks in the index (JP Morgan Chase and Bank of America), as the financials sector surged amid prospects for a less stringent regulatory environment, higher interest rates and sweeping tax reform. Underexposure to semiconductor giant Intel also detracted. Conversely, picks in energy helped the most, including an overweighting in oil and gas exploration & production firm ConocoPhillips. Choices within utilities and industrials also provided a meaningful boost. Our biggest individual contributor was Synchrony Financial. The rally in financials, plus Synchrony's strong quarterly results, propelled the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2017, Laurie Mundt assumed joint responsibility for the consumer staples sleeve of the fund with Kathy Buck, and Chip Perrone assumed joint responsibility for the consumer discretionary sleeve with Kathy, who plans to retire from portfolio management on March 31, 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.5
Wells Fargo & Co.	4.1
Johnson & Johnson	2.5
Cisco Systems, Inc.	2.3
ConocoPhillips Co.	2.1
Goldman Sachs Group, Inc.	2.0
Suncor Energy, Inc.	2.0
Chubb Ltd.	1.8
Synchrony Financial	1.7
Procter & Gamble Co.	1.6
24.6

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	24.2
Health Care	11.9
Energy	10.6
Information Technology	8.4
Consumer Staples	8.3

Asset Allocation (% of fund's net assets)

As of January 31, 2018*
Stocks and Equity Futures	93.8%
Short-Term Investments and Net Other Assets (Liabilities)	6.2%

 * Foreign investments - 10.0%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.6%
Delphi Technologies PLC	1,175	$64,895
Diversified Consumer Services - 0.6%
ServiceMaster Global Holdings, Inc. (a)	1,213	63,949
Household Durables - 0.9%
Mohawk Industries, Inc. (a)	321	90,220
Internet & Direct Marketing Retail - 0.7%
Liberty Interactive Corp. QVC Group Series A (a)	2,468	69,326
Media - 2.6%
Liberty Broadband Corp. Class C (a)	1,189	113,609
The Walt Disney Co.	1,548	168,221
		281,830
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	409	47,035
Specialty Retail - 0.7%
Burlington Stores, Inc. (a)	613	74,608
Textiles, Apparel & Luxury Goods - 0.8%
PVH Corp.	537	83,278

TOTAL CONSUMER DISCRETIONARY		775,141

CONSUMER STAPLES - 8.3%
Beverages - 0.5%
Molson Coors Brewing Co. Class B	104	8,738
PepsiCo, Inc.	376	45,233
		53,971
Food & Staples Retailing - 2.1%
CVS Health Corp.	1,000	78,690
Walgreens Boots Alliance, Inc.	400	30,104
Walmart, Inc.	1,113	118,646
		227,440
Food Products - 2.7%
Bunge Ltd.	200	15,886
ConAgra Foods, Inc.	600	22,800
Darling International, Inc. (a)	1,300	24,102
Ingredion, Inc.	100	14,364
Mondelez International, Inc.	1,824	80,986
The J.M. Smucker Co.	166	21,064
The Kraft Heinz Co.	963	75,490
Tyson Foods, Inc. Class A	397	30,216
		284,908
Household Products - 1.8%
Kimberly-Clark Corp.	200	23,400
Procter & Gamble Co.	2,030	175,270
		198,670
Tobacco - 1.2%
Altria Group, Inc.	629	44,244
Philip Morris International, Inc.	750	80,423
		124,667

TOTAL CONSUMER STAPLES		889,656

ENERGY - 10.6%
Energy Equipment & Services - 1.2%
Baker Hughes, a GE Co. Class A	2,373	76,292
Dril-Quip, Inc. (a)	899	46,433
		122,725
Oil, Gas & Consumable Fuels - 9.4%
Andeavor	1,100	118,976
Cabot Oil & Gas Corp.	3,017	79,498
Cenovus Energy, Inc.	8,803	83,951
Cheniere Energy, Inc. (a)	1,264	71,492
Chevron Corp.	1,232	154,431
ConocoPhillips Co.	3,795	223,184
Suncor Energy, Inc.	5,746	208,164
Valero Energy Corp.	710	68,139
		1,007,835

TOTAL ENERGY		1,130,560

FINANCIALS - 24.2%
Banks - 7.9%
CIT Group, Inc.	1,460	74,007
Citigroup, Inc.	1,272	99,827
First Citizen Bancshares, Inc.	187	79,552
Popular, Inc.	769	31,252
Prosperity Bancshares, Inc.	199	15,084
U.S. Bancorp	2,012	114,966
Wells Fargo & Co.	6,592	433,622
		848,310
Capital Markets - 2.6%
Cowen Group, Inc. Class A (a)	2,433	31,507
Franklin Resources, Inc.	711	30,154
Goldman Sachs Group, Inc.	788	211,097
		272,758
Consumer Finance - 3.9%
Ally Financial, Inc.	3,837	114,227
Discover Financial Services	1,398	111,560
Synchrony Financial	4,668	185,226
		411,013
Diversified Financial Services - 4.5%
Berkshire Hathaway, Inc. Class B (a)	2,243	480,852
Insurance - 4.8%
AFLAC, Inc.	1,075	94,815
American International Group, Inc.	1,500	95,880
Chubb Ltd.	1,256	196,124
Kansas City Life Insurance Co.	379	16,718
National Western Life Group, Inc.	83	26,884
Torchmark Corp.	943	85,672
		516,093
Thrifts & Mortgage Finance - 0.5%
Meridian Bancorp, Inc. Maryland	2,469	50,491

TOTAL FINANCIALS		2,579,517

HEALTH CARE - 11.9%
Biotechnology - 1.1%
Amgen, Inc.	607	112,932
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	743	46,185
Danaher Corp.	859	87,000
Medtronic PLC	1,005	86,319
		219,504
Health Care Providers & Services - 1.7%
Aetna, Inc.	186	34,749
Capital Senior Living Corp. (a)	2,203	24,850
Cardinal Health, Inc.	190	13,640
Cigna Corp.	240	50,004
HCA Holdings, Inc.	300	30,348
Humana, Inc.	103	29,028
		182,619
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.	190	42,581
Pharmaceuticals - 6.7%
Allergan PLC	180	32,447
Bristol-Myers Squibb Co.	327	20,470
Jazz Pharmaceuticals PLC (a)	745	108,576
Johnson & Johnson	1,913	264,357
Merck & Co., Inc.	2,073	122,825
Pfizer, Inc.	4,486	166,161
		714,836

TOTAL HEALTH CARE		1,272,472

INDUSTRIALS - 6.7%
Aerospace & Defense - 1.0%
Raytheon Co.	324	67,697
United Technologies Corp.	279	38,505
		106,202
Airlines - 1.7%
American Airlines Group, Inc.	1,930	104,838
JetBlue Airways Corp. (a)	1,486	30,998
United Continental Holdings, Inc. (a)	626	42,455
		178,291
Construction & Engineering - 0.7%
AECOM (a)	1,987	77,712
Electrical Equipment - 1.0%
AMETEK, Inc.	519	39,600
Sensata Technologies Holding BV (a)	1,230	69,188
		108,788
Industrial Conglomerates - 0.9%
General Electric Co.	4,612	74,576
Honeywell International, Inc.	169	26,984
		101,560
Road & Rail - 0.9%
Avis Budget Group, Inc. (a)	758	34,080
Norfolk Southern Corp.	398	60,050
		94,130
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	1,359	52,852

TOTAL INDUSTRIALS		719,535

INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 2.8%
Cisco Systems, Inc.	5,933	246,457
Juniper Networks, Inc.	2,100	54,915
		301,372
Electronic Equipment & Components - 0.3%
Dell Technologies, Inc. (a)	435	31,190
Internet Software & Services - 0.7%
Alphabet, Inc. Class A (a)	59	69,751
IT Services - 1.8%
Amdocs Ltd.	1,598	109,303
Cognizant Technology Solutions Corp. Class A	585	45,618
Leidos Holdings, Inc.	522	34,765
		189,686
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	600	28,884
Qualcomm, Inc.	2,248	153,426
		182,310
Software - 0.7%
Oracle Corp.	1,529	78,881
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.	224	37,504

TOTAL INFORMATION TECHNOLOGY		890,694

MATERIALS - 3.0%
Chemicals - 2.3%
DowDuPont, Inc.	1,720	129,998
LyondellBasell Industries NV Class A	541	64,833
Westlake Chemical Corp.	481	54,161
		248,992
Construction Materials - 0.3%
Eagle Materials, Inc.	257	28,797
Containers & Packaging - 0.4%
Graphic Packaging Holding Co.	2,422	39,115

TOTAL MATERIALS		316,904

REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 2.7%
American Tower Corp.	210	31,017
CBL & Associates Properties, Inc.	670	3,725
Colony NorthStar, Inc.	3,810	34,214
Forest City Realty Trust, Inc. Class A	2,276	53,418
General Growth Properties, Inc.	1,166	26,853
iStar Financial, Inc. (a)	2,234	23,569
NorthStar Realty Europe Corp.	1,949	23,252
Quality Care Properties, Inc. (a)	1,499	20,237
Safety Income and Growth, Inc.	2,868	50,505
Seritage Growth Properties	522	21,506
		288,296
Real Estate Management & Development - 0.8%
Consolidated-Tomoka Land Co.	665	44,003
Jones Lang LaSalle, Inc.	233	36,430
		80,433

TOTAL REAL ESTATE		368,729

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	4,522	169,349
Verizon Communications, Inc.	2,046	110,627
		279,976
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	231	15,038

TOTAL TELECOMMUNICATION SERVICES		295,014

UTILITIES - 5.3%
Electric Utilities - 3.7%
Eversource Energy	1,200	75,708
Exelon Corp.	2,330	89,728
NextEra Energy, Inc.	763	120,874
PPL Corp.	1,700	54,179
Westar Energy, Inc.	1,160	59,926
		400,415
Independent Power and Renewable Electricity Producers - 1.0%
NRG Energy, Inc.	2,001	52,046
The AES Corp.	4,816	55,673
		107,719
Multi-Utilities - 0.6%
Sempra Energy	583	62,393

TOTAL UTILITIES		570,527

TOTAL COMMON STOCKS
(Cost $9,008,698)		9,808,749
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.42% 4/26/18 (b)
(Cost $9,967)	10,000	9,967
	Shares	Value

Money Market Funds - 7.4%
Fidelity Cash Central Fund, 1.39% (c)
(Cost $790,247)	790,089	790,247
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $9,808,912)		10,608,963
NET OTHER ASSETS (LIABILITIES) - 0.5%		58,241
NET ASSETS - 100%		$10,667,204

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	3	March 2018	$190,275	$1,241	$1,241

The notional amount of futures purchased as a percentage of Net Assets is 1.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,967.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,087
Total	$3,087

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$775,141	$775,141	$--	$--
Consumer Staples	889,656	889,656	--	--
Energy	1,130,560	1,130,560	--	--
Financials	2,579,517	2,579,517	--	--
Health Care	1,272,472	1,272,472	--	--
Industrials	719,535	719,535	--	--
Information Technology	890,694	890,694	--	--
Materials	316,904	316,904	--	--
Real Estate	368,729	368,729	--	--
Telecommunication Services	295,014	295,014	--	--
Utilities	570,527	570,527	--	--
U.S. Government and Government Agency Obligations	9,967	--	9,967	--
Money Market Funds	790,247	790,247	--	--
Total Investments in Securities:	$10,608,963	$10,598,996	$9,967	$--
Derivative Instruments:
Assets
Futures Contracts	$1,241	$1,241	$--	$--
Total Assets	$1,241	$1,241	$--	$--
Total Derivative Instruments:	$1,241	$1,241	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,241	$0
Total Equity Risk	1,241	0
Total Value of Derivatives	$1,241	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
Canada	2.8%
Ireland	2.1%
Switzerland	1.8%
Netherlands	1.2%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,018,665)	$9,818,716
Fidelity Central Funds (cost $790,247)	790,247
Total Investment in Securities (cost $9,808,912)		$10,608,963
Cash		56,900
Receivable for investments sold		70,086
Receivable for fund shares sold		8,995
Dividends receivable		7,638
Distributions receivable from Fidelity Central Funds		942
Other receivables		61
Total assets		10,753,585
Liabilities
Payable for investments purchased	$73,139
Payable for fund shares redeemed	12,987
Payable for daily variation margin on futures contracts	255
Total liabilities		86,381
Net Assets		$10,667,204
Net Assets consist of:
Paid in capital		$9,878,902
Undistributed net investment income		7,814
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,804)
Net unrealized appreciation (depreciation) on investments		801,292
Net Assets, for 959,103 shares outstanding		$10,667,204
Net Asset Value, offering price and redemption price per share ($10,667,204 ÷ 959,103 shares)		$11.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 7, 2017 (commencement of operations) to January 31, 2018
Investment Income
Dividends		$75,186
Interest		3
Income from Fidelity Central Funds		3,087
Total income		78,276
Expenses
Independent trustees' fees and expenses	$11
Miscellaneous	8
Total expenses		19
Net investment income (loss)		78,257
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,950)
Foreign currency transactions	(27)
Futures contracts	4,194
Total net realized gain (loss)		(12,783)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	800,051
Futures contracts	1,241
Total change in net unrealized appreciation (depreciation)		801,292
Net gain (loss)		788,509
Net increase (decrease) in net assets resulting from operations		$866,766

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 7, 2017 (commencement of operations) to January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,257
Net realized gain (loss)	(12,783)
Change in net unrealized appreciation (depreciation)	801,292
Net increase (decrease) in net assets resulting from operations	866,766
Distributions to shareholders from net investment income	(70,439)
Distributions to shareholders from net realized gain	(8,025)
Total distributions	(78,464)
Share transactions
Proceeds from sales of shares	10,990,695
Reinvestment of distributions	78,464
Cost of shares redeemed	(1,190,257)
Net increase (decrease) in net assets resulting from share transactions	9,878,902
Total increase (decrease) in net assets	10,667,204
Net Assets
Beginning of period	–
End of period	$10,667,204
Other Information
Undistributed net investment income end of period	$7,814
Shares
Sold	1,065,066
Issued in reinvestment of distributions	7,354
Redeemed	(113,317)
Net increase (decrease)	959,103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Large Cap Value Fund

Year ended January 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.18
Net realized and unrealized gain (loss)	1.03
Total from investment operations	1.21
Distributions from net investment income	(.08)
Distributions from net realized gain	(.01)
Total distributions	(.09)
Net asset value, end of period	$11.12
Total ReturnC	12.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F,G
Expenses net of fee waivers, if any	- %F,G
Expenses net of all reductions	- %F,G
Net investment income (loss)	1.95%F
Supplemental Data
Net assets, end of period (000 omitted)	$10,667
Portfolio turnover rateH	56%F

 A For the period March 7, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Flex Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$943,262
Gross unrealized depreciation	(169,022)
Net unrealized appreciation (depreciation)	$774,240
Tax Cost	$9,834,723

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,716
Undistributed long-term capital gain	$4,346
Net unrealized appreciation (depreciation) on securities and other investments	$774,240

The tax character of distributions paid was as follows:

January 31, 2018(a)
Ordinary Income	$77,572
Long-term Capital Gains	892
Total	$78,464

 (a) For the period March 7, 2017 (commencement of operations) to January 31, 2018.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $11,099,087 and $2,062,959, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $219 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Flex Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2018, and the related statement of operations and changes in net assets, including the related notes and the financial highlights for the period March 7, 2017 (commencement of operations) through January 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period March 7, 2017 (commencement of operations) through January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Actual	- %C	$1,000.00	$1,102.40	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Large Cap Value Fund voted to pay on March 12, 2018, to shareholders of record at the opening of business on March 9, 2018 a distribution of $0.006 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.006 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2018, $5,238, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 70% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 78% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ZXU-ANN-0318
1.9881563.100

Fidelity® Mid Cap Value K6 Fund Annual Report January 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Mid Cap Value K6 Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$11,438	Fidelity® Mid Cap Value K6 Fund
$11,151	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 26.41% for the 12 months ending January 31, 2018, as the S&P 500® index closed the period near an all-time high after a strong start to the new year. Early on, stocks rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. The uptrend soon returned and continued until a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. With consumer sentiment and other market indicators staying positive, stocks picked up steam through year-end and carried momentum into 2018, with the index rising roughly 6% in January. Large-cap growth shares significantly outperformed this period, led by the information technology sector (+43%), amid strong earnings growth from several major index constituents. Financials (+30%) also stood out, riding the uptick in bond yields and a surge in banks (+33%). Consumer discretionary added 29%, driven by a 45% gain for retailers. Health care and industrials finished roughly in line with the index. Conversely, the defensive telecom and energy sectors rose about 2% and 7%, respectively. Rising interest rates held back real estate (+9%), while utilities (+7%) and consumer staples (+13%) lagged due to investors’ preference for risk assets.

Comments from Portfolio Manager Kevin Walenta:  From its inception on May 25, 2017, through January 31, 2018, the fund gained 14.38%, topping the 11.51% return of the benchmark Russell Midcap® Value Index. Versus the benchmark, overall security selection notably contributed, led by picks in the financials and consumer discretionary sectors. The top relative contributor was Michael Kors Holdings, as the luxury fashion giant regained its premium-brand standing. In financials, a sizable stake in private-label credit-card company Synchrony Financial benefited from higher interest rates and better-than-expected credit conditions. Synchrony was our largest holding, on average, this period. It also helped to hold shares of homebuilder D.R. Horton, which gained from higher interest in home ownership. Conversely, our relative result was modestly hurt by positioning in information technology, materials and energy. The largest individual detractors versus the benchmark were real estate franchisor Realogy Holdings and health care real estate investment trust Welltower. Shares of Realogy were pressured by increased competition from emerging technology-based peers, higher interest rates and tax reform’s caps on mortgage deductions. Welltower’s stock price fell because asset sales temporarily depressed earnings, prompting us to eliminate it from the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2018

% of fund's net assets
Xcel Energy, Inc.	2.6
Devon Energy Corp.	2.2
Synchrony Financial	2.0
CBRE Group, Inc.	2.1
CenterPoint Energy, Inc.	2.1
Discover Financial Services	1.9
Regions Financial Corp.	1.8
Marathon Petroleum Corp.	1.8
Realogy Holdings Corp.	1.7
M&T Bank Corp.	1.6
19.8

Top Five Market Sectors as of January 31, 2018

% of fund's net assets
Financials	20.7
Industrials	13.7
Real Estate	11.9
Consumer Discretionary	11.9
Utilities	10.2

Asset Allocation (% of fund's net assets)

As of January 31, 2018 *
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 9.1%

Schedule of Investments January 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 1.3%
Lear Corp.	4,522	$873,379
Household Durables - 4.1%
D.R. Horton, Inc.	13,811	677,430
PulteGroup, Inc.	19,571	622,945
Toll Brothers, Inc.	13,394	623,893
Whirlpool Corp.	4,791	869,183
		2,793,451
Media - 0.9%
Interpublic Group of Companies, Inc.	28,358	620,757
Multiline Retail - 0.5%
Macy's, Inc.	12,800	332,160
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc.	10,600	244,648
Best Buy Co., Inc.	12,711	928,666
Gap, Inc.	20,683	687,503
Williams-Sonoma, Inc. (a)	16,271	833,563
		2,694,380
Textiles, Apparel & Luxury Goods - 1.1%
Michael Kors Holdings Ltd. (b)	10,836	715,176

TOTAL CONSUMER DISCRETIONARY		8,029,303

CONSUMER STAPLES - 3.7%
Food Products - 3.7%
Campbell Soup Co.	12,779	594,862
Ingredion, Inc.	6,760	971,006
Tyson Foods, Inc. Class A	12,092	920,322
		2,486,190
ENERGY - 7.7%
Oil, Gas & Consumable Fuels - 7.7%
Andeavor	7,976	862,684
Devon Energy Corp.	36,348	1,503,717
HollyFrontier Corp.	15,302	733,884
Marathon Oil Corp.	48,300	878,577
Marathon Petroleum Corp.	17,656	1,223,031
		5,201,893
FINANCIALS - 20.7%
Banks - 3.8%
M&T Bank Corp.	5,800	1,106,524
Popular, Inc.	5,704	231,811
Regions Financial Corp.	64,655	1,243,316
		2,581,651
Capital Markets - 4.5%
Federated Investors, Inc. Class B (non-vtg.)	19,334	670,503
Invesco Ltd.	25,018	903,900
Lazard Ltd. Class A	14,129	827,536
Legg Mason, Inc.	14,485	617,351
		3,019,290
Consumer Finance - 3.9%
Discover Financial Services	15,806	1,261,319
Synchrony Financial	34,971	1,387,649
		2,648,968
Insurance - 7.6%
Allstate Corp.	5,597	552,816
First American Financial Corp.	16,292	962,368
Old Republic International Corp.	37,990	816,405
Principal Financial Group, Inc.	15,957	1,078,693
Reinsurance Group of America, Inc.	6,231	976,086
Unum Group	13,982	743,703
		5,130,071
Mortgage Real Estate Investment Trusts - 0.9%
MFA Financial, Inc.	82,679	591,982

TOTAL FINANCIALS		13,971,962

HEALTH CARE - 6.3%
Biotechnology - 0.9%
United Therapeutics Corp. (b)	4,660	601,140
Health Care Providers & Services - 5.4%
Cardinal Health, Inc.	14,448	1,037,222
Laboratory Corp. of America Holdings (b)	5,243	914,904
Quest Diagnostics, Inc.	8,070	853,967
Universal Health Services, Inc. Class B	7,041	855,482
		3,661,575

TOTAL HEALTH CARE		4,262,715

INDUSTRIALS - 13.7%
Aerospace & Defense - 1.5%
Spirit AeroSystems Holdings, Inc. Class A	9,586	981,223
Airlines - 0.9%
Copa Holdings SA Class A	4,443	614,600
Building Products - 1.1%
Owens Corning	8,295	771,186
Commercial Services & Supplies - 0.8%
Deluxe Corp.	7,300	542,171
Electrical Equipment - 0.8%
Acuity Brands, Inc.	3,629	560,463
Industrial Conglomerates - 1.0%
Carlisle Companies, Inc.	5,896	673,382
Machinery - 6.5%
Crane Co.	8,024	801,919
Cummins, Inc.	5,849	1,099,612
Ingersoll-Rand PLC	8,347	789,877
PACCAR, Inc.	13,749	1,025,125
Snap-On, Inc.	4,085	699,801
		4,416,334
Professional Services - 1.1%
Manpower, Inc.	5,598	735,521

TOTAL INDUSTRIALS		9,294,880

INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 1.9%
F5 Networks, Inc. (b)	4,103	593,048
Juniper Networks, Inc.	25,937	678,253
		1,271,301
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	5,873	602,159
IT Services - 2.8%
Alliance Data Systems Corp.	2,167	556,182
Amdocs Ltd.	11,117	760,403
Cognizant Technology Solutions Corp. Class A	7,628	594,831
		1,911,416
Semiconductors & Semiconductor Equipment - 0.7%
Cirrus Logic, Inc. (b)	10,285	509,827
Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp.	5,840	519,643

TOTAL INFORMATION TECHNOLOGY		4,814,346

MATERIALS - 5.2%
Chemicals - 3.1%
Cabot Corp.	9,243	625,197
Eastman Chemical Co.	8,226	815,855
LyondellBasell Industries NV Class A	5,190	621,970
		2,063,022
Containers & Packaging - 0.9%
Bemis Co., Inc.	13,308	622,016
Metals & Mining - 1.2%
Steel Dynamics, Inc.	18,377	834,316

TOTAL MATERIALS		3,519,354

REAL ESTATE - 11.9%
Equity Real Estate Investment Trusts (REITs) - 6.8%
Apple Hospitality (REIT), Inc.	37,047	722,046
Brixmor Property Group, Inc.	41,800	678,414
Equity Lifestyle Properties, Inc.	6,800	586,976
Extra Space Storage, Inc.	7,038	587,532
Gaming & Leisure Properties	17,905	652,458
Store Capital Corp.	26,946	660,446
VEREIT, Inc.	95,550	687,960
		4,575,832
Real Estate Management & Development - 5.1%
CBRE Group, Inc. (b)	30,311	1,384,910
Jones Lang LaSalle, Inc.	5,801	906,986
Realogy Holdings Corp.	42,841	1,178,556
		3,470,452

TOTAL REAL ESTATE		8,046,284

UTILITIES - 10.2%
Electric Utilities - 4.5%
Great Plains Energy, Inc.	21,819	679,007
Hawaiian Electric Industries, Inc.	18,294	624,008
Xcel Energy, Inc.	37,781	1,724,323
		3,027,338
Multi-Utilities - 5.7%
Ameren Corp.	13,659	773,509
CenterPoint Energy, Inc.	49,136	1,384,652
MDU Resources Group, Inc.	24,685	653,659
WEC Energy Group, Inc.	15,950	1,025,585
		3,837,405

TOTAL UTILITIES		6,864,743

TOTAL COMMON STOCKS
(Cost $62,773,231)		66,491,670

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 1.39% (c)	1,075,449	1,075,665
Fidelity Securities Lending Cash Central Fund 1.40% (c)(d)	617,636	617,697
TOTAL MONEY MARKET FUNDS
(Cost $1,693,362)		1,693,362
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $64,466,593)		68,185,032
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(622,253)
NET ASSETS - 100%		$67,562,779

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,954
Fidelity Securities Lending Cash Central Fund	1,012
Total	$3,966

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2018
Assets
Investment in securities, at value (including securities loaned of $594,268) — See accompanying schedule: Unaffiliated issuers (cost $62,773,231)	$66,491,670
Fidelity Central Funds (cost $1,693,362)	1,693,362
Total Investment in Securities (cost $64,466,593)		$68,185,032
Receivable for investments sold		1,037,042
Receivable for fund shares sold		64,698
Dividends receivable		11,115
Distributions receivable from Fidelity Central Funds		1,695
Other receivables		538
Total assets		69,300,120
Liabilities
Payable for investments purchased	$1,061,931
Payable for fund shares redeemed	35,972
Accrued management fee	21,738
Collateral on securities loaned	617,700
Total liabilities		1,737,341
Net Assets		$67,562,779
Net Assets consist of:
Paid in capital		$63,668,236
Distributions in excess of net investment income		(18,318)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		194,422
Net unrealized appreciation (depreciation) on investments		3,718,439
Net Assets, for 5,955,130 shares outstanding		$67,562,779
Net Asset Value, offering price and redemption price per share ($67,562,779 ÷ 5,955,130 shares)		$11.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period May 25, 2017 (commencement of operations) to January 31, 2018
Investment Income
Dividends		$396,096
Interest		15
Income from Fidelity Central Funds		3,966
Total income		400,077
Expenses
Management fee	$91,673
Independent trustees' fees and expenses	57
Total expenses before reductions	91,730
Expense reductions	(953)	90,777
Net investment income (loss)		309,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	208,078
Fidelity Central Funds	(3)
Foreign currency transactions	(3)
Total net realized gain (loss)		208,072
Change in net unrealized appreciation (depreciation) on investment securities		3,718,439
Net gain (loss)		3,926,511
Net increase (decrease) in net assets resulting from operations		$4,235,811

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period May 25, 2017 (commencement of operations) to January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$309,300
Net realized gain (loss)	208,072
Change in net unrealized appreciation (depreciation)	3,718,439
Net increase (decrease) in net assets resulting from operations	4,235,811
Distributions to shareholders from net investment income	(341,268)
Share transactions
Proceeds from sales of shares	72,219,816
Reinvestment of distributions	341,268
Cost of shares redeemed	(8,892,848)
Net increase (decrease) in net assets resulting from share transactions	63,668,236
Total increase (decrease) in net assets	67,562,779
Net Assets
Beginning of period	–
End of period	$67,562,779
Other Information
Distributions in excess of net investment income end of period	$(18,318)
Shares
Sold	6,754,384
Issued in reinvestment of distributions	30,662
Redeemed	(829,916)
Net increase (decrease)	5,955,130

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value K6 Fund

Years ended January 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.11
Net realized and unrealized gain (loss)	1.33
Total from investment operations	1.44
Distributions from net investment income	(.09)
Total distributions	(.09)
Net asset value, end of period	$11.35
Total ReturnC,D	14.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%G
Expenses net of fee waivers, if any	.45%G
Expenses net of all reductions	.45%G
Net investment income (loss)	1.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$67,563
Portfolio turnover rateH	142%G,I

 A For the period May 25, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2018

1. Organization.

Fidelity Mid Cap Value K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,857,405
Gross unrealized depreciation	(1,205,342)
Net unrealized appreciation (depreciation)	$3,652,063
Tax Cost	$64,532,969

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$260,797
Net unrealized appreciation (depreciation) on securities and other investments	$3,652,063

The Fund intends to elect to defer to its next fiscal year $18,318 of ordinary losses recognized during the period January 1, 2018 to January 31, 2018.

The tax character of distributions paid was as follows:

January 31, 2018(a)
Ordinary Income	$341,268
Total	$341,268

 (a) For the period May 25, 2017 (commencement of operations) to January 31, 2018.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $46,602,136 and $26,253,985, respectively.

Exchanges In-Kind. During the period, an unaffiliated entity completed an exchange in-kind with the Fund. The unaffiliated entity delivered investments and cash valued at $9,318,982 in exchange for 874,201 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $761 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Exchanges In-Kind. During the period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $33,895,948 in exchange for 3,323,132 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,012. During the period, there were no securities loaned to FCM.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $943 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $10.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Mid Cap Value K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2018, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from May 25, 2017 (commencement of operations) to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 25, 2017 (commencement of operations) to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 193 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® Funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity funds® (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 to January 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During Period-B August 1, 2017 to January 31, 2018
Actual	.45%	$1,000.00	$1,120.20	$2.40
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Mid Cap Value K6 Fund voted to pay on March 12, 2018, to shareholders of record at the opening of business on March 9, 2018, a distribution of $0.046 per share derived from capital gains realized from sales of portfolio securities.

The fund designates 78% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 87% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MCVK6-ANN-0318
1.9883983.100

Item 2.

Code of Ethics

As of the end of the period, January 31, 2018, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Series Equity Value Fund, Fidelity Flex Mid Cap Value Fund, Fidelity Mid Cap Value K6 Fund, Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity Value Fund	$48,000	$100	$6,200	$1,400
Fidelity Flex Mid Cap Value Fund	$33,000	$-	$4,800	$800
Fidelity Mid Cap Value K6 Fund	$33,000	$-	$4,800	$600
Fidelity Series All-Sector Equity Fund	$45,000	$100	$5,100	$1,300
Fidelity Series Value Discovery Fund	$47,000	$100	$9,100	$1,400

January 31, 2017 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity Value Fund	$48,000	$100	$7,000	$1,400
Fidelity Flex Mid Cap Value Fund	$-	$-	$-	$-
Fidelity Mid Cap Value K6 Fund	$-	$-	$-	$-
Fidelity Series All-Sector Equity Fund	$47,000	$-	$5,200	$1,400
Fidelity Series Value Discovery Fund	$48,000	$100	$9,900	$1,400

A Amounts may reflect rounding.

B Fidelity Flex Mid Cap Value Fund commenced operations on March 8, 2017 and Fidelity Mid Cap Value K6 Fund commenced operations on May 25, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Series Stock Selector Large Cap Value Fund, Fidelity Equity-Income Fund, Fidelity Flex Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the “Funds”):

Services Billed by PwC

January 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$50,000	$3,800	$2,800	$1,800
Fidelity Equity-Income Fund	$66,000	$6,000	$7,800	$2,900
Fidelity Flex Large Cap Value Fund	$37,000	$2,800	$2,600	$1,300
Fidelity Mid Cap Value Fund	$61,000	$4,500	$3,500	$2,200
Fidelity Series Stock Selector Large Cap Value Fund	$45,000	$4,100	$3,700	$2,000
Fidelity Stock Selector Large Cap Value Fund	$51,000	$4,500	$3,300	$2,200

January 31, 2017 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$42,000	$4,300	$3,200	$2,100
Fidelity Equity-Income Fund	$74,000	$6,800	$16,200	$3,300
Fidelity Flex Large Cap Value Fund	$-	$-	$-	$-
Fidelity Mid Cap Value Fund	$50,000	$5,200	$4,100	$2,500
Fidelity Series Stock Selector Large Cap Value Fund	$46,000	$4,700	$3,200	$2,300
Fidelity Stock Selector Large Cap Value Fund	$50,000	$5,100	$4,300	$2,500

A Amounts may reflect rounding.

B Fidelity Flex Large Cap Value Fund commenced operations on March 7, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2018A,B	January 31, 2017A,B
Audit-Related Fees	$3,000	$35,000
Tax Fees	$20,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Value Fund and Fidelity Mid Cap Value K6 Fund’s commencement of operations.

Services Billed by PwC

	January 31, 2018A,B	January 31, 2017A,B,C
Audit-Related Fees	$8,510,000	$5,915,000
Tax Fees	$105,000	$55,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Large Cap Value Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2018A,B	January 31, 2017A,B,C
Deloitte Entities	$345,000	$315,000
PwC	$10,930,000	$7,335,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Value Fund, Fidelity Mid Cap Value K6 Fund and Fidelity Flex Large Cap Value Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 28, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 28, 2018